(DEUTSCHE ASSET MANAGEMENT LOGO)                                      (CEE LOGO)


The Central Europe and Russia Fund, Inc.

Rights Offering
Expires January 20, 2006*


                            (MAP OF CENTRAL EUROPE)


A Limited Opportunity for Stockholders

IMPORTANT DATES

Record Date              December 22, 2005
Subscription Period      December 22, 2005 to January 20, 2006*
Expiration Date          January 20, 2006*
*unless extended

               Contact your financial advisor for more information

                          (NOT PART OF THE PROSPECTUS)

(DEUTSCHE ASSET MANAGEMENT LOGO)                                      (CEE LOGO)


                        Highlights of the Rights Offering

OVERVIEW OF THE RIGHTS OFFERING

THE CENTRAL EUROPE AND RUSSIA FUND, INC. (the "Fund") is conducting a Rights Offering which expires on January 20, 2006, unless extended (the "Expiration Date"). Pursuant to this offering, the Fund is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on December 22, 2005 (the "Record Date") transferable rights ("Rights") entitling the holders of those Rights to subscribe for up to an aggregate of 3,417,070 shares of the Fund's common stock. Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. These Rights entitle the holders to purchase one new share of common stock for every three Rights held (1-for-3), at a discount to market price. Record Date Stockholders who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by the exercise of Rights ("Over-Subscription Privilege"). The Fund's outstanding common stock is listed on the New York Stock Exchange ("NYSE") and trades under the symbol "CEE," as will the shares purchased in this Rights Offering. The rights are transferable and will be listed for trading on the NYSE under the symbol "CEE.RT" during the course of this Rights Offering.

WHY IS THE FUND CONDUCTING A RIGHTS OFFERING?

The Board of Directors of the Fund has determined that it would be in the Fund's best interest and in its stockholders' best interest to increase the Fund's assets available for investment. The Fund's investment manager, Deutsche Investment Management Americas Inc. ("DIMA"), and its investment adviser, Deutsche Asset Management International GmbH ("DeAMI"), believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising and that the proceeds from this Rights Offering will allow the Fund to capitalize on these attractive market opportunities. The Fund's Board of Directors believes that increasing its assets available for investment may result in a modest lowering of the Fund's expenses as a percentage of average net assets because its fixed costs will be spread over a larger asset base.

WHY SHOULD I EXERCISE MY RIGHTS?

INVESTMENT OUTLOOK -- ATTRACTIVE MARKET OPPORTUNITIES

DIMA views Russia and Turkey as two particularly attractive investment markets. In Russia, President Putin has renewed his commitment to reform with a focus on issues important to investors, such as limiting the authority of tax officials and clarifying property rights. In addition, Russia has enjoyed investment-grade status with all three major ratings agencies since January 2005. Russia's efforts toward continued fiscal responsibility made it compelling for rating agencies to further upgrade Russia's sovereign debt rating in the second half of 2005. Russia has also experienced strong GDP growth partly due to rising prices for exported oil and gas. DIMA believes that high energy prices could well persist, and Russia should be a major beneficiary, as an improved infrastructure (rail, road and pipelines) should facilitate the expected growth in oil output. These positive trends and developments may translate into attractive investment opportunities throughout various sectors of the Russian stock market. In Turkey, the government has undertaken important structural reforms in its economy and recently began formal membership discussions with the European Union ("EU"). Furthermore, the government's tightening of fiscal policy has led to a decline in inflation and interest rates. Growth has been healthy as data for the second quarter showed some moderation from 2004's pace, but with GNP still expanding at better than 5% per annum. Industry continues to take the lead, but tourism is also strong, with arrivals up 25% in the first eight months of the year, providing an important boost to the economy and to currency reserves. DIMA believes that the investment appeal of Turkey is improving as the country continues to be a candidate for ratings upgrades, having most recently been upgraded by Moody's in December 2005. Given Turkey's well developed financial markets, DIMA believes that an increasing number of attractive investment opportunities are emerging.

DIMA believes that the long-term outlook for the Czech Republic, Hungary and Poland has improved considerably since their accession into the EU in May 2004 and their planned entry into the European Monetary Union. DIMA believes that these countries may be able to realize higher GDP growth rates than the overall EU (as currently constituted). DIMA also believes that EU admission has improved transparency, corporate standards and liquidity of the regional capital markets, thereby further attracting both foreign and domestic investor interest. Economic growth in the Czech Republic in the second quarter of 2005 was more favorable than many expected, driven mostly by strong exports. Hungarian GDP gained momentum through infrastructure (highways) investments and an improving trade balance in second quarter of 2005, leading to real GDP growth of 4.1% in the quarter. Poland boasts the lowest current account deficit of the three countries, with foreign direct investment coverage of the deficit exceeding that of its neighbors.

Overall in the region, DIMA believes that attractive investment opportunities may also take the form of initial public offerings and government planned privatizations. The governments of Turkey and Russia are particularly active with respect to plans for further privatizations. In addition, DIMA believes that attractive investment opportunities may well arise in other Central European countries currently not represented within the Fund's portfolio (e.g., Ukraine, Bulgaria and Romania) as these economies and capital markets develop further. Despite forecasts that the economies of "Emerging Europe" will enjoy faster growth than their Western European counterparts in 2006 and 2007, stock markets through Emerging Europe trade at similar or in most cases lower price-to-earnings and price-to-book ratios than those in Western Europe and the U.S.

Due to the positive economic and market developments, as well as attractive valuations, DIMA and DeAMI believe that now is an opportune time to further invest in Central Europe, Russia and Turkey.

ALLOWS STOCKHOLDERS TO BUY SHARES AT A DISCOUNT TO THE MARKET PRICE

This Rights Offering provides Record Date Stockholders with the opportunity to buy additional shares at a discount to market price. The subscription price per share of the Fund's common stock will be 90% of the lower of 1) the average of the last reported sale prices of a share of the Fund's common stock on the NYSE on the Expiration Date and the preceding four business days and 2) the net asset value per share as of close of business on the Expiration Date. Based on the closing market price of $43.30 per share and net asset value of $44.52 per share on December 16, 2005, the estimated subscription price is $38.97 per share (90.0% of $43.30).

(continued on back flap)

           For more information, call the Information Agent, Georgeson
               Shareholder Communications Inc., at 1-800-221-4215

                          (NOT PART OF THE PROSPECTUS)

PROSPECTUS                                                     December 19, 2005
--------------------------------------------------------------------------------

(DETSCHE ASSET MANAGEMENT LOGO)(THE CENTRAL EUROPE AND RUSSIA FUND, INC. LOGO)

(CENTRAL EUROPE RUSSIA FUND)
Issuable Upon Exercise of Rights to Subscribe for Such Shares

3,417,070 Shares

--------------------------------------------------------------------------------

We are issuing to our stockholders of record as of the close of business on December 22, 2005 transferable rights entitling the holders of those rights to subscribe for up to an aggregate of 3,417,070 shares of our common stock. Stockholders of record will receive one right for each share of common stock held on the record date. These rights entitle the holders to purchase one new share of common stock for every three rights held, and holders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by the exercise of rights. Our outstanding common stock is listed on the New York Stock Exchange ("NYSE") and trades under the symbol "CEE," as will be the shares offered for subscription in this rights offering. The rights are transferable and will be traded on the NYSE under the symbol "CEE.RT" during the course of this rights offering. See "Our Rights Offering" on page 12 in this prospectus for a complete discussion of the terms of this rights offering. The subscription price per share will be 90% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the date on which the rights offering expires, as such date may be extended (the "expiration date"), and the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 20, 2006, UNLESS EXTENDED AS DESCRIBED IN THIS PROSPECTUS.

We announced our intention to conduct this rights offering on November 10, 2005. The net asset values per share of our common stock at the close of business on November 10, 2005 and December 16, 2005 (the last trading date prior to the date of this prospectus on which we determined net asset value) were $43.45 and $44.52, respectively, and the last reported sale prices of a share of common stock on the NYSE were $44.45 and $43.30, respectively, representing 102.3% and 97.3% of net asset value, respectively.

As a result of the terms of this rights offering, stockholders who do not fully exercise their rights, upon completion of this rights offering, will own a smaller proportional interest in us than they owned prior to this rights offering. In addition, because the subscription price per share will be less than the then current net asset value per share, the completion of this rights offering will result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date for the shares or what the subscription price will be. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights, although nonexercising shareholders will experience disproportionate dilution. See "Our Rights Offering--Investment Considerations" on page 23 of this prospectus and "Risk Factors--Dilution of Net Asset Value" on page 33 of this prospectus.

If you have questions or need further information about this rights offering, please write or call Georgeson Shareholder Communications Inc., our information agent for this rights offering, at 17 State Street, New York, New York 10004 or 1-800-221-4215.
                                               (continued on inside front cover)
                            ------------------------

BEFORE BUYING OUR COMMON STOCK, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN US IN "RISK FACTORS" BEGINNING ON PAGE 27. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE 4.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              PER SHARE      TOTAL(1)
---------------------------------------------------------------------------------------
Estimated subscription price(2)                                 $38.97     $133,163,218
---------------------------------------------------------------------------------------
Estimated sales load(2)(3)                                      $ 1.46     $  4,993,621
---------------------------------------------------------------------------------------
Proceeds, before expenses, to the Fund(2)(4)                    $37.51     $128,169,597
---------------------------------------------------------------------------------------

                                     (footnotes continued on inside front cover)
                              UBS INVESTMENT BANK

--------------------------------------------------------------------------------

                             AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), and in accordance with these requirements, we file reports and other information with the United States Securities and Exchange Commission (the "SEC"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the SEC's public reference facilities may be obtained by calling the SEC at 1-202-551-8090. Such reports and other information are also available on the SEC's website at http://www.sec.gov.
                            ------------------------

(continued from front cover page)

We were incorporated in Maryland on February 6, 1990. We are a non-diversified, closed-end management investment company that seeks capital appreciation by investing primarily in equity or equity-linked securities of Central European and Russian companies. No assurance can be given that our investment objective will be achieved. Our investment manager is Deutsche Investment Management Americas Inc. and our investment adviser is Deutsche Asset Management International GmbH.

This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. Investors are advised to read this prospectus carefully and retain it for future reference. You may obtain additional information about us from our reports filed with the SEC. Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information ("SAI") dated December 19, 2005. You can find the table of contents for the SAI on page B-1 of this prospectus. You may obtain a copy of the SAI or our reports filed with the SEC upon written or oral request free of charge by contacting the information agent at 17 State Street, New York, New York 10004 or 1-800-221-4215. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available on the SEC's website at http://www.sec.gov.
                            ------------------------

(continued from front cover page)

(1) Assumes that all rights offered in this rights offering were exercised at the estimated subscription price.

(2) Estimated on the basis of 90% of the last reported sale price of a share of our common stock on the NYSE on December 16, 2005.

(3) UBS Securities LLC will act as dealer manager for this rights offering. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust Company ("DTC") on the record date. We have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable expenses incurred in connection with this rights offering. These fees and expenses will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. We and our investment manager have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See "Our Rights Offering--Distribution Arrangements" on page 20 of this prospectus.

(4) Before deduction of offering expenses payable by us, estimated at $600,000. Offering expenses include an aggregate of up to $100,000 to be paid to the dealer manager as partial reimbursement for its out-of-pocket expenses. See "Our Rights Offering -- Distribution Arrangements" on page 20 of this prospectus.
                            ------------------------

Unless otherwise specified, all references in this prospectus to "dollars," "US $", "U.S. dollars" or "$" are to United States dollars.

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in us. You should review the more detailed information contained in this prospectus and our SAI, especially the information set forth under "Risk Factors."

PURPOSE OF OUR RIGHTS OFFERING

Our board of directors has determined that it would be in our best interest and in our stockholders' best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities. Our investment manager and investment adviser believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed cost can be spread over a larger asset base.

There is no assurance that this rights offering will be successful or that by increasing our size, our aggregate expenses and, correspondingly, our expense ratio, will be lowered. See "Our Rights Offering--Purpose of Our Rights Offering" on page 12 of this prospectus.

Our outstanding common stock is listed on the NYSE and trades under the symbol "CEE," as will be the shares offered for subscription in this rights offering.

IMPORTANT TERMS OF OUR RIGHTS OFFERING

The following are a few of the important terms of our rights offering. For a detailed discussion of the terms of this rights offering, see "Our Rights Offering" on page 12 of this prospectus.

Aggregate number of shares of our
common stock offered.................   3,417,070

Number of transferable rights issued
to each stockholder..................   One right for every share of our common
                                        stock held.

Subscription ratio...................   One share of common stock for every
                                        three rights held (1-for-3).

Subscription price...................   The subscription price per share will be
                                        90% of the lower of (i) the average of
                                        the last reported sale prices of a share of our common stock on the NYSE on the expiration date and the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date.

TRANSFERABILITY OF RIGHTS

We are issuing to stockholders on the record date transferable rights to subscribe for additional shares of our common stock. The rights are transferable until the close of business on the last business day prior to the expiration date. The rights will be listed for trading on the NYSE under the symbol "CEE.RT" during the course of this rights offering. Trading in the rights on the NYSE will be conducted on a when-issued basis from December 19, 2005 until the record date; thereafter, they will trade regular-way until the last business day prior to the expiration date. We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exists for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.

Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent by 5:00 p.m., New York City time, January 18, 2005 (or, if the subscription period is extended, by 5:00 p.m., New York City time, two business days prior to the extended expiration date). Alternatively, the rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions.

See "Our Rights Offering--Transferability and Sale of Rights" on page 15 of this prospectus.

IMPORTANT DATES TO REMEMBER

Record date.................................................  December 22, 2005
Subscription period.........................................  December 22, 2005
                                                              to January 20, 2006*
Expiration date and pricing date............................  January 20, 2006*
Payment for shares or notices of guarantees of delivery
  due.......................................................  January 20, 2006*
Payment for guarantees of delivery due......................  January 25, 2006*
Confirmation mailed to participants.........................  January 27, 2006*
Final payment for shares due................................  February 10, 2006*

* Unless this rights offering is extended

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock). Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. If these requests for our common shares exceed the common shares available, the available common shares will be allocated pro rata among stockholders who over-subscribed based on the number of rights originally issued to them pursuant to this rights offering. See "Our Rights Offering--Over-Subscription Privilege" on page 14 of this prospectus.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that will be mailed to stockholders of record (except as described under "Our Rights Offering--Foreign Restrictions") or, if a stockholder's shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent. See "Our Rights Offering--Exercise of Rights" on page 17 of this prospectus and "Our Rights Offering--Payment for Shares" on page 18 of this prospectus.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable expenses incurred in connection with this rights offering. We and our investment manager have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. Prior to the expiration of this rights offering, the dealer manager may independently offer for sale shares of our common stock, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus. See "Our Rights Offering--Distribution Arrangements" on page 20 of this prospectus.

INFORMATION AGENT

The information agent for this rights offering is Georgeson Shareholder Communications Inc. If you have questions or need further information about this rights offering, please write or call the information agent at 17 State Street, New York, New York 10004 or 1-800-221-4215.

OUR INVESTMENT OBJECTIVE AND POLICIES

We are a non-diversified, closed-end management investment company registered under the Investment Company Act. Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Under normal circumstances, at least 80% of our net assets will be invested in securities of issuers domiciled in Central Europe or Russia. We may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. For hedging purposes, we may also invest in put and call options on European or Russian securities and indices. We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments and lend our portfolio securities to banks, securities dealers and other institutions. Although we do not currently engage in foreign exchange transactions, we may, when our investment manager and our investment adviser deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts. See "Investment Objective and Policies" on page 24 of this prospectus and page B-2 of the SAI and "Investment Restrictions" on page B-5 of the SAI.

MANAGEMENT

Under our investment advisory agreement, our investment adviser is Deutsche Asset Management International GmbH ("DeAMI"), and under our management agreement, our investment manager is Deutsche Investment Management Americas Inc. ("DIMA"). Both DeAMI and DIMA are wholly-owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution. See "Our Management" on page 35 of this prospectus and "Investment Advisory and Other Services" on page B-18 of the SAI.

MANAGEMENT FEES

We pay our investment manager a management fee, computed weekly and payable monthly, at an annual rate of 0.65% of our average weekly net assets up to $100 million and 0.55% of our average weekly net assets in excess of $100 million. We pay our investment adviser an advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of our average weekly net assets in excess of $100 million. See "Our Management" on page 35 of this prospectus and "Investment Advisory and Other Services" on page B-18 of the SAI.

CUSTODIANS

Investors Bank & Trust Company acts as our custodian. Our custodian has agreements with a global network of sub-custodians. See "Custodians, Dividend-Paying Agent, Transfer Agent and Registrar" on page 73 of this prospectus.

DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Investors Bank & Trust Company acts as our dividend-paying agent, transfer agent and registrar.

SPECIAL RISK CONSIDERATIONS

RISKS RELATING TO FOREIGN INVESTMENT GENERALLY
Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Some foreign markets in which we invest are considered to be in emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a country with more developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in many respects. The economies of emerging market countries generally are heavily dependent upon international trade and have been and may be adversely affected by trade restrictions, currency values and economic conditions in the countries with which they trade. In addition, foreign investment in certain emerging markets is restricted or controlled to varying degrees, which will increase our costs and expenses.

Some emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.

An established secondary markets might not exist for many of the emerging market issuer securities in which we invest. This reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary, and may make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value.

For a detailed discussion of risk factors, see "Risk Factors" on page 27 of this prospectus.

RISKS RELATING TO INVESTMENT IN RUSSIA
Investing in Russia subjects us to many of the same risks associated with investing in Central European countries, which are discussed below. There are significant risks inherent in securities of Russian issuers that are not typically associated with securities of companies in more developed countries. The value of

Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia's tax and legal systems. As is the case with issuers in most emerging markets, securities of Russian issuers are subject to a higher degree of volatility than the securities of Western companies.

Russia has made transitional movements from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make this transition, remains uncertain. There has been widespread speculation recently about the future of Russia's presidency and political reforms. Russia's role and its reintegration into the global political economy are also unclear, and internal regional conflicts continue to exist.

The Russian economy relies heavily on the production and export of oil. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of United States military action against Iraq, it is even more difficult to predict future oil price movements with any certainty, and fluctuations in pricing may increase substantially.

A centralized public market for trading Russian securities has not developed, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian companies also lack many of the protections available to stockholders of Western issuers. The events involving Yukos in 2004 led many investors to pull capital out of Russia over concerns regarding the rule of law and shareholder rights.

Accounting, financial and auditing reporting by Russian companies is also generally of lower quality and less reliable compared with Western companies. Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably. Moreover, Russia's taxation system is frequently subject to change, and enforcement is inconsistent at federal, regional and local levels.

RISKS RELATING TO INVESTMENT IN CENTRAL EUROPE
Central European countries are in varying stages of transition towards developing market-oriented economies based on private and entrepreneurial initiatives, multi-party democracies, pluralism and market economies. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their export industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.

Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. In addition, investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors.

Less developed markets involve higher levels of risk, and are subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

RISKS RELATING TO INVESTMENT IN TURKEY
Investing in Turkey subjects us to many of the same risks associated with investing in Central European countries that are described above; however, investments in Turkey should be considered to have greater risks. There are significant risks inherent in Turkish securities that are not typically associated with securities of companies in more developed countries. The value of Turkish securities may be affected by various uncertainties, such as economic, political and social instability, and investment and regulatory risk. The Turkish equity market is significantly less developed than securities markets in the United States and Western Europe. The market in Turkey is smaller, less liquid, and more volatile.

Over the past two decades, the Turkish economy has transitioned from a highly regulated economy to a free market system. Despite a generally successful transition, the Turkish economy has experienced significant macroeconomic imbalances. High levels of government debt and the high current account deficit continue to threaten Turkey's economic stability.

Throughout its history, Turkey has been plagued by political instability, which could have an adverse effect on the investment climate. Over the past 80 years, 58 different governments have ruled in Turkey, with military coups occurring once every decade from 1960 to 1980. Despite the recent political stability, the potential for future political upheaval presents a very real risk to the implementation of important economic reforms.

Uncertainties relating to Turkey's bid for European Union ("EU") membership are an additional source of volatility in the Turkish financial markets. The criteria for joining the EU include implementation of a number of political, legislative and economic reforms, which Turkey may decide in the future that it is either unable or unwilling to fulfill. In addition, there is significant political pressure within the EU to move toward a "privileged partnership" with Turkey rather than full membership. The negotiations are expected to last a decade, and market sentiment may fluctuate dramatically as the negotiations progress.

In addition to the domestic political uncertainty, terrorism and political instability in neighboring countries, such as Iran and Iraq, is another source of risk associated with investment in Turkey.

DILUTION OF NET ASSET VALUE
You will experience a dilution of the aggregate net asset value per share of our common stock upon the completion of this rights offering because the subscription price will be less than our then current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their rights, although nonexercising shareholders will experience disproportionate dilution. Also, stockholders who do not fully exercise their rights should expect that they will own a smaller proportional interest in us after the completion of the rights offering. The distribution to stockholders of transferable rights which themselves may have intrinsic value will afford non-participating stockholders the potential to receive a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop, or as to the value, if any, that rights will have.

NET ASSET VALUE DISCOUNT
Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. Our shares of common stock have generally traded at a discount. See "Market and Net Asset Value Information" on page 11 of this prospectus. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that a discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level relative to net asset value as they currently do.

EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS
Substantially all of our assets are invested in Russia and Central Europe, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. Since we will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income, any fluctuation in the value of foreign currency relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars may have an adverse impact on us. In addition, since we invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments.

We generally expect that the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia are in securities denominated in Russian rubles, which are not externally convertible into other currencies outside of Russia.

We do not currently, nor do we expect to, engage in foreign exchange transactions as an investment strategy. However, we may enter into forward currency transactions in the future in order to hedge the value of our portfolio, if our investment manager and investment adviser deem it necessary.

INTEREST EXPENSE
We may, subject to limitations, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses, and we may incur other transaction costs.

CERTAIN PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS
We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure.

FOREIGN CUSTODY
Our foreign securities and cash are generally held in foreign banks and securities depositories by a global network of custodians. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may limit on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

MARKET DISRUPTION
As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. U.S. military and related action in Iraq and events in the Middle East could have significant adverse effects on U.S. and world economics and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.

Fee table

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1).........  3.75%
  Dividend reinvestment and cash purchase plan fees(2)......  None
ANNUAL EXPENSES (as a percentage of net assets attributable
  to common shares)
  Advisory and management fees(3)(4)........................  0.83%
  Other expenses(5).........................................  0.21%
                                                              -----
  Total annual expenses(4)..................................  1.04%

(1) The dealer manager will receive a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. We have also agreed to reimburse the dealer manager for out-of-pocket expenses up to an aggregate of $100,000. These fees and expenses will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. See "Our Rights Offering--Distribution Arrangements" on page 20 of this prospectus.

(2) See "Voluntary Cash Purchase Program and Dividend Reinvestment Plan" on page 66 of this prospectus.

(3) See "Our Management" on page 35 of this prospectus and "Investment Advisory and Other Services" on page B-18 of the SAI for additional information.

(4) The indicated advisory and management fees and the expense ratio assume that this rights offering is fully subscribed, yielding estimated net proceeds of approximately $127,569,597. It also assumes that net assets attributable to our common stock will not increase or decrease due to price or currency fluctuation.

(5) Amounts are based on our most recently completed fiscal year, except that "Other expenses" are based on estimated amounts for our current fiscal year and assume that all of the rights are exercised.

This fee table is intended to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly by investing in our shares.

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------
Total expenses incurred...................................   $48        $69        $92        $157

This example assumes that all dividends and all other distributions are reinvested at net asset value and that the percentage amounts listed under "Annual expenses" remain the same in the years shown. The example also reflects payment of the 3.75% sales load and other expenses incurred in connection with this rights offering. The above tables and the assumption in this example of a 5% annual return are required by SEC regulations applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our shares. For a more complete description of our costs and expenses, see "Our Management" on page 35 of this prospectus, "Investment Advisory and Other Services" on page B-18 of the SAI and "Brokerage Allocation and Other Practices" on page B-25 of the SAI.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RATE OF RETURN, AND OUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

Financial highlights

Set forth below and on the next page is selected data for a share of common stock outstanding throughout each of the years indicated. The information below and on the next page for fiscal years 1996-2005 has been audited by PricewaterhouseCoopers LLP ("PwC"), our independent registered public accounting firm, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes contained therein. The unqualified report of PwC for the year ended October 31, 2005 is included in the SAI under "Financial Statements."

                                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                  2005        2004          2003        2002        2001
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value:
Beginning of period.........................................  $  28.64    $  23.08      $  15.93    $  13.83    $  16.14
                                                              --------    --------      --------    --------    --------
Net investment income (loss)................................       .27         .20           .21        (.07)        .10
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions..............................     13.62        7.97          6.86        2.37       (2.70)
                                                              --------    --------      --------    --------    --------
Increase (decrease) from investment operations..............     13.89        8.17          7.07        2.30       (2.60)
                                                              --------    --------      --------    --------    --------
Increase resulting from share repurchases...................        --         .02           .08         .06         .29
                                                              --------    --------      --------    --------    --------
Distributions from net investment income....................      (.17)       (.22)           --        (.10)         --
Distributions from net realized foreign currency gains......        --          --            --        (.13)         --
Distributions from net realized short-term capital gains....        --          --            --          --          --
Distributions from net realized long-term capital gains.....        --          --            --          --          --
                                                              --------    --------      --------    --------    --------
Total distributions(1)......................................      (.17)       (.22)           --        (.23)         --
                                                              --------    --------      --------    --------    --------
Dilution from rights offering...............................        --       (2.15)           --          --          --
                                                              --------    --------      --------    --------    --------
Dealer manager fees and offering costs......................        --        (.25)           --          --          --
                                                              --------    --------      --------    --------    --------
Dilution in NAV from dividend reinvestment..................        --        (.01)           --        (.03)         --
                                                              --------    --------      --------    --------    --------
Net asset value:
 End of period..............................................  $  42.36    $  28.64      $  23.08    $  15.93    $  13.83
                                                              ========    ========      ========    ========    ========
Market value:
 End of period..............................................  $  44.89    $  24.99      $  21.25    $  13.25    $  10.95
Total investment return for the period:(2)
 Based upon market value....................................     80.71%      18.73%        60.38%      23.43%      (7.79)%
 Based upon net asset value.................................     48.74%      35.20%(3)     44.88%      17.05%     (14.31)%
Ratio to average net assets:
 Total expenses before custody credits(4)...................      1.20%       1.27%         1.51%       1.55%       1.66%
 Net investment income (loss)...............................       .78%        .81%         1.00%       (.44)%       .63%
Portfolio turnover..........................................     30.16%      45.29%        43.88%      57.77%      57.83%
Net assets at end of period (000's omitted).................  $431,975    $292,027      $177,766    $126,467    $111,213
(1) For U.S. tax purposes, total distributions consisted of:
    Ordinary income.........................................  $  (0.17)   $   0.22            --    $   0.23          --
    Long-term capital gains.................................        --          --            --          --          --
                                                              --------    --------      --------    --------    --------
                                                              $  (0.17)   $   0.22            --    $   0.23          --
                                                              --------    --------      --------    --------    --------
(2) Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(3) Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
(4) The custody credits are attributable to interest earned on the U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.19%, 1.26%, 1.50%, 1.54% and 1.62% for the periods ending 2005,
    2004, 2003, 2002 and 2001, respectively.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                  2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value:
Beginning of year...........................................  $  15.99   $  15.74   $  28.00   $  24.56   $  20.70
                                                              --------   --------   --------   --------   --------
Net investment income (loss)................................      (.09)      (.08)       .13        .09        .17
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................      (.38)       .09      (6.18)      5.26       3.93
                                                              --------   --------   --------   --------   --------
Increase (decrease) from investment operations..............      (.47)      0.01      (6.05)      5.35       4.10
                                                              --------   --------   --------   --------   --------
Increase resulting from share repurchases...................       .62        .40        .82        .28        .14
                                                              --------   --------   --------   --------   --------
Distributions from net investment income....................        --       (.13)      (.01)      (.11)      (.13)
Distributions from net realized foreign currency gains(1)...        --       (.01)        --         --       (.03)
Distributions from net realized short-term capital
  gains(1)..................................................        --         --      (1.54)        --         --
Distributions from net realized long-term capital gains.....        --         --      (5.02)     (1.81)      (.22)
                                                              --------   --------   --------   --------   --------
Total distributions.........................................        --       (.14)     (6.57)     (1.92)      (.38)
                                                              --------   --------   --------   --------   --------
Dilution in NAV from dividend reinvestment..................        --       (.02)      (.46)      (.27)        --
                                                              --------   --------   --------   --------   --------
Net asset value:
  End of year...............................................  $  16.14   $  15.99   $  15.74   $  28.00   $  24.56
                                                              ========   ========   ========   ========   ========
Market value:
  End of year...............................................  $ 11.875   $  12.50   $13.0625   $ 23.125   $ 19.625
Total investment return for the year:(2)
  Based upon market value...................................     (5.00)%    (3.29)%   (22.89)%    28.93%     25.28%
  Based upon net asset value................................       .94%      2.48%    (26.09)%    22.41%     20.74%
Ratio to average net assets:
  Total expenses before custody credits(3)..................      1.37%      1.44%      1.20%      1.10%      1.08%
  Net investment income (loss)..............................      (.44)%     (.44)%      .56%       .32%       .73%
Portfolio turnover..........................................     59.17%     60.35%     97.48%     68.20%     52.30%
Net assets at end of year (000's omitted)...................  $140,923   $157,265   $173,825   $325,972   $289,133

(1) Characterized as ordinary income for tax purposes.
(2) Total investment return based on market value is calculated assuming that shares of our common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in our dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(3) The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.35%, 1.43% and 1.17% for 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

Market and net asset value information

Our outstanding common stock is, and the shares offered for subscription pursuant to this rights offering will be, listed on the NYSE. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. Since our commencement of operations in March 1990, our common stock has traded in the market at both a premium and a discount to net asset value, although our common stock has generally traded at a discount to net asset value. Our officers have not determined the reasons why our common stock has generally traded at a discount to net asset value, nor can they predict whether our common stock will continue to trade at a discount to net asset value, and if so, the level of such discount. Shares of closed-end investment companies frequently trade at a discount to net asset value.

We announced our intention to register securities in connection with this rights offering on November 10, 2005. The net asset values per share of our common stock at the close of business on November 10, 2005 and December 16, 2005, (the last trading day prior to the date of this prospectus on which we determined net asset value) were $43.45 and $44.52, respectively, and the last reported sale prices of a share of our common stock on the NYSE were $44.45 and $43.30, respectively, representing 102.3% and 97.3% of net asset value, respectively.

The following table sets forth for our common stock for the periods indicated:
(i) the per share net asset value corresponding to the high/low market or premium price for each quarter, (ii) the per share high and low market price on the NYSE, (iii) the discount or premium to net asset value of each high/low market price and (iv) the total volume of trading on the NYSE during the period.

                                                                             (DISCOUNT)/ PREMIUM
                                                                                          TO NET     VOLUME OF
                                  NET ASSET VALUE(1)     MARKET PRICE(2)         ASSET VALUE (%)    TRADING(2)
                                     HIGH        LOW      HIGH       LOW       HIGH          LOW      (SHARES)
--------------------------------------------------------------------------------------------------------------
Fiscal Year 2004
  January 31, 2004..............  $26.30     $22.36     $25.82    $20.02     (1.83)%     (10.47)%   1,444,035
  April 30, 2004................  $28.02     $24.73     $25.15    $20.85    (10.24)%     (15.61)%   4,203,900
  July 31, 2004.................  $25.15     $23.50     $22.00    $18.90    (12.52)%     (19.57)%   1,667,700
  October 31, 2004..............  $28.70     $23.59     $25.63    $20.14    (14.62)%     (14.62)%   1,185,500
Fiscal Year 2005
  January 31, 2005..............  $31.69     $27.97     $28.70    $23.98     (9.44)%     (14.27)%   2,223,600
  April 30, 2005................  $36.18     $31.07     $35.60    $27.58     (1.60)%     (11.23)%   3,396,500
  July 31, 2005.................  $37.37     $30.55     $34.92    $26.80     (6.56)%     (12.27)%   2,010,400
  October 31, 2005..............  $47.97     $38.22     $51.91    $34.55      8.21%       (9.60)%   6,987,600

(1) Based on our computations.

(2) As reported by the NYSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our rights offering

PURPOSE OF OUR RIGHTS OFFERING

Our board of directors has determined that it would be in our best interest and in our stockholders' best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities. In connection with our directors' consideration of this rights offering, DIMA, our investment manager, and DeAMI, our investment adviser, believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising.

DIMA views Russia and Turkey as two particularly attractive investment markets. In Russia, President Putin has renewed his commitment to reform with a focus on issues important to investors, such as limiting the authority of tax officials and clarifying property rights. Also, the government has taken the opportunity to utilize oil revenues to pay down external debt. In recognition of the government's fiscal responsibility, Russia has enjoyed investment-grade status with all three major ratings agencies since January 2005. Currency reserves have risen by approximately $40 billion this year to $165 billion. According to the Central Bank of Russia, the current account surplus will reach $69 billion, and $15 billion of foreign debt has been repaid prior to maturity. Consequently, the conditions this summer became compelling for the rating agencies to upgrade Russia's sovereign debt rating. According to Russia's Federal Service of State Statistics, Russia has also experienced strong GDP growth partly due to rising prices for exported oil and gas, and retail sales are growing more than 12% per annum. DIMA believes that high energy prices could well persist, and Russia should be a major beneficiary, as an improved infrastructure (rail, road, and pipelines) should facilitate the expected growth in oil output.

In Turkey, the government has undertaken important structural reforms in its economy and recently began formal membership discussions with the EU. Growth has been healthy as data for the second quarter showed GNP still expanding at better than 5% per annum. Industry continues to take the lead, but tourism is also strong, with arrivals up 25% in the first eight months of the year, providing an important boost to the economy and to currency reserves. A firming currency was also boosted by success in the privatization program and across-the-board investments. Lastly, Turkey continues to be a candidate for ratings upgrades, having most recently been upgraded by Moody's in December 2005. Further, the government's tightening of fiscal policy has led to a decline in inflation and interest rates.

If the economies of Russia and Turkey improve and reform programs continue as anticipated, both countries can expect upgrades in their credit ratings, which in turn should result in lower interest rates and higher economic growth. Overall in the region, but particularly in Russia and Turkey, privatization plans are well under way, which DIMA expects to result in attractive investment opportunities. In addition, DIMA believes that attractive investment opportunities may well arise in other Central European countries currently not represented within the Fund's portfolio (e.g., Ukraine, Bulgaria and Romania) as these economies and capital markets develop further. Despite forecasts that the economies of "Emerging Europe" will enjoy faster growth than their Western European counterparts in 2006 and 2007, stock markets throughout emerging Europe trade at similar or in most cases lower price-to-earnings and price-to-book ratios than those in Western Europe and the United States.

DIMA believes that the long-term outlook for the Czech Republic, Hungary and Poland has improved considerably since their accession into the EU in May 2004 and their planned entry in the European Monetary Union ("EMU"). DIMA believes that these countries may be able to realize higher GDP growth rates than the overall EU (as currently constituted). DIMA also believes that EU admission has improved transparency, corporate standards and liquidity of the regional capital markets, thereby further attracting both foreign and domestic investor interest. Economic growth in the Czech Republic in the second quarter of 2005 was more favorable than many expected, driven mostly by strong exports.

--------------------------------------------------------------------------------
 12

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

Hungarian GDP gained momentum through infrastructure (highways) investments and improving trade balance in second quarter of 2005, leading to real GDP growth of 4.1% in the quarter. Poland boasts the lowest current account deficit of the three countries, with foreign direct investment coverage of the deficit exceeding that of its neighbors.

Due to the positive economic and market developments, as well as attractive valuations, DIMA and DeAMI believe that now is an opportune time to further invest in Central Europe, Russia and Turkey.

This rights offering provides existing stockholders the opportunity to purchase additional shares of our common stock at a price that is below market price and net asset value (subject to the sales load described in this prospectus). The distribution to stockholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed costs can be spread over a larger asset base. Our board of directors has considered the impact of this rights offering on our net asset value per share. For a discussion of the potential impact of this rights offering on current stockholders, such as dilution, see "Risk Factors" on page 27 of this prospectus and "--Investment Considerations" on page 23.

In determining that this rights offering was in our best interest and in the best interest of our stockholders, our board of directors retained UBS Securities LLC, the dealer manager in this rights offering, to provide us with financial advisory, marketing and soliciting services relating to this rights offering, including the structure, timing and terms of the rights offering. In addition, our board of directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this rights offering is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

There is no assurance that this rights offering will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered.

We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this rights offering. Any such future rights offering will be made in accordance with the Investment Company Act.

For a discussion of certain benefits of this rights offering to our affiliates, see "--Certain Effects of This Rights Offering" on page 22.

TERMS OF THE OFFER

We are issuing to stockholders on the record date transferable rights to subscribe for an aggregate of 3,417,070 shares of our common stock. Stockholders of record will receive one right for each share of our common stock held on the record date. Each stockholder on the record date, or each rights holder, will be entitled to acquire at the subscription price one share of our common stock for every three rights held. Fractional shares of our common stock will not be issued upon the exercise of rights; accordingly, rights may be exercised only in integer multiples of three, except that any stockholder on the record date who is issued fewer than three rights may subscribe, at the subscription price, for one full share of our common stock. Rights may be exercised at any time during the subscription period, which commences on December 22, 2005 and ends on the expiration date, which is 5:00 p.m., New York City time, on January 20, 2006, unless extended. See "--Expiration of This Rights Offering" on page 17. Shares of our common stock not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, to our stockholders on the record date who fully exercise the rights issued to

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them pursuant to this rights offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights, subject to certain limitations and subject to allotment. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. See "--Over-Subscription Privilege" below.

For purposes of determining the maximum number of shares of our common stock a stockholder may acquire pursuant to this rights offering, broker-dealers whose shares are held of record by Cede & Co., the nominee for the DTC, or by any other depository or nominee will be deemed to be the holders of the rights that are held by Cede & Co. or such other depository or nominee on their behalf.

The rights are transferable and are listed for trading on the NYSE under the symbol "CEE.RT" See "--Transferability and Sale of Rights" below.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated subscription price, to the subscription agent. A rights holder will have no right to rescind a purchase after the subscription agent has received a completed subscription certificate together with payment for the shares offered pursuant to this rights offering, except as provided under "--Notice of Net Asset Value Decline" below on page 20. Rights holders who exercise the rights will not know at the time of exercise the subscription price of the shares being acquired and will be required initially to pay for both the shares subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $38.97 per share. For a discussion of the method by which rights may be exercised and shares paid for, see "--Exercise of Rights" on page 17 and "--Payment for Shares" on page 18.

There is no minimum number of rights which must be exercised in order for this rights offering to close.

A holder who receives shares upon exercise of rights will not be entitled to receive with respect to those shares the Fund's year-end income dividend and capital gains distribution being declared in December 2005, because those shares will be issued after the record date for the dividend distribution.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more shares. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege.

Stockholders on the record date who are fully exercising their rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the rights issued to them, how many shares they are willing to acquire pursuant to the over-subscription privilege.

All over-subscriptions will be honored in full to the extent that our shares of common stock not subscribed for during the subscription period are available. If there are insufficient shares of our common stock to honor all over-subscriptions, the available shares of our common stock will be allocated pro rata among those who over-subscribe based solely on the number of rights initially issued to them pursuant to this rights offering, so that the number of shares of our common stock issued to stockholders who subscribe pursuant to the over-subscription privilege will generally be in proportion to the number of shares of our common stock owned by them on the record date. The allocation process may involve a

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series of allocations in order to assure that the total number of shares of common stock available for over-subscriptions is distributed on a pro rata basis.

We will not offer or sell any shares of our common stock which are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

TRANSFERABILITY AND SALE OF RIGHTS

The rights are transferable until the close of business on the last business day prior to the expiration date. The rights will be listed for trading on the NYSE under the symbol "CEE.RT" during the course of this rights offering. Trading in the rights on the NYSE will be conducted on a when-issued basis from December 19, 2005 until the record date; thereafter, they will trade regular way until the last business day prior to the expiration date. Stockholders are encouraged to contact their broker, bank or financial adviser for more information about trading the rights. We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exist for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.

SALES THROUGH THE SUBSCRIPTION AGENT AND THE DEALER MANAGER
Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent by 5:00 p.m., New York City time, on January 18, 2006 (or, if the subscription period is extended, by 5:00 p.m., New York City time, two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase them or to use its best efforts to complete their sale, and the subscription agent will remit the proceeds of the sale to the selling stockholder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date. The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming stockholders until the proceeds are either claimed or escheated. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any of those rights, and neither we nor the dealer manager have guaranteed any minimum sale price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to this rights offering, then the other broker-dealer or financial institution may charge a fee to sell the rights.

OTHER TRANSFERS
The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible

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financial institution as defined in Rule 17Ad-15 of the Exchange Act, subject to the standards and procedures we adopt.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

Except for the fees charged by the subscription agent and dealer manager (which are expected to be paid from the proceeds of the offering), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of these commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager. Stockholders who wish to purchase, sell, exercise or transfer rights through a broker, bank or other party should first inquire about any fees and expense that the stockholder will incur in connection with the transactions.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC using the PSOP System at or prior to 5:00 p.m., New York City time, on the expiration date.

THE SUBSCRIPTION PRICE

The subscription price per share of our common stock will be 90% of the lower of
(i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and the preceding four business days and (ii) the net asset value per share as of the close of business on the expiration date. For example, if the average of the last reported sale prices on the NYSE on the expiration date and the preceding four business days of a share of our common stock is $43.00 and the net asset value per share of our common stock on the expiration date is $44.52, the subscription price would be $38.70 (90% of $43.00). If, however, the five-day average of the last reported sale prices on the NYSE on the expiration date is $42.50, and the net asset value per share of our common stock on such date is $44.52, the subscription price would be $38.25 (90% of $42.50). Since the expiration date of the subscription period will be January 20, 2006 (unless we extend the subscription period), rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for on primary subscription and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $38.97 per share. See "--Payment for Shares" on page 18. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent, except as provided under "--Notice of Net Asset Value Decline" on page
20. We do not have the right to withdraw the rights or cancel this rights offering after the rights have been distributed.

We announced our intention to register securities in connection with this rights offering on November 10, 2005. The net asset values per share of our common stock at the close of business on November 10, 2005 and on December 16, 2005 (the last trading day prior to the date of this prospectus on which we determined our net asset value) were $43.45 and $44.52, respectively, and the last reported sale prices of a share of our common stock on the NYSE on such dates were $44.45 and $43.30, respectively, representing 102.3% and 97.3% of net asset value, respectively. See "Market and Net Asset Value Information" on page 11 of this prospectus.

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EXPIRATION OF THIS RIGHTS OFFERING

The offer will expire at 5:00 p.m., New York City time, on January 20, 2006, unless we extend the expiration date. Rights will expire on the expiration date and may not be exercised after this date. If we extend the expiration date, we will make an announcement as promptly as practicable. This announcement will be issued no later than 5:00 p.m., New York City time, on the business day prior to the previously scheduled expiration date. Without limiting the manner in which we may choose to make this announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as we may deem proper.

SUBSCRIPTION AGENT

The subscription agent for this rights offering is Colbent Corporation, which will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $35,000, including reimbursement for all out-of-pocket expenses related to this rights offering. Questions regarding the subscription certificates should be directed to Georgeson Shareholder Communications Inc., our information agent, at 1-800-221-4215; stockholders may also consult their brokers or nominees. SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT, TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE, TO COLBENT CORPORATION, ATTENTION: CORPORATE ACTIONS, by one of the methods described below:

                 (1) BY MAIL:                                (2) BY EXPRESS MAIL OR
                                                               OVERNIGHT COURIER:
               P.O. Box 859208
           Braintree, MA 02185-9208                            161 Bay State Road
                                                              Braintree, MA 02184
                 (3) BY HAND:
 Securities Transfer and Reporting Services,
                      Inc.
           c/o Colbent Corporation
         100 William Street Galleria
              New York, NY 10038

WE WILL HONOR ONLY SUBSCRIPTION CERTIFICATES RECEIVED BY THE SUBSCRIPTION AGENT ON OR PRIOR TO THE EXPIRATION DATE AT ONE OF THE ADDRESSES LISTED ABOVE. DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

EXERCISE OF RIGHTS

Rights are evidenced by subscription certificates that will be mailed to stockholders of record (except as described under "--Foreign Restrictions" on page 21) or, if stockholder's shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or the other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares as described under "--Payment For Shares" on page 18 of this prospectus. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent at the addresses set forth above under "--Subscription Agent."

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STOCKHOLDERS WHO ARE RECORD OWNERS
Stockholders who are record owners can choose between either option set forth below under "--Payment For Shares." If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the expiration date.

INVESTORS WHOSE SHARES ARE HELD BY A NOMINEE
Stockholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under "--Payment For Shares."

NOMINEES
Nominees, such as brokers, trustees or depositories for securities, who hold shares of our common stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described below under "--Payment For Shares."

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the record date, as to the aggregate number of rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the rights issued to them pursuant to this rights offering.

INFORMATION AGENT

The information agent for this rights offering is Georgeson Shareholder Communications Inc.

If you have questions or need further information about this rights offering, please write or call our information agent at 17 State Street, New York, New York 10004 or 1-800-221-4215.

Stockholders may also contact their brokers or nominees for information with respect to this rights offering.

The information agent will receive a fee estimated to be approximately $5,000, plus reimbursement for all out-of-pocket expenses related to this rights offering.

PAYMENT FOR SHARES

Rights holders who wish to acquire shares of our common stock pursuant to this rights offering or, if eligible, pursuant to the over-subscription privilege may choose between the following methods of payment:

(1) A rights holder can send the subscription certificate together with payment for the shares of our common stock subscribed for during the subscription period and, if eligible, for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based upon an estimated subscription price of $38.97 per share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the subscription agent at one of the addresses set forth above; the payment and subscription certificate must be received by the subscription agent no later than 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks received by it for the purchase of shares into a segregated interest-bearing account of ours (the interest from which will belong to us) pending proration and distribution of shares of our common stock. A payment pursuant to this method must be in

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    U.S. dollars by money order or check drawn on a bank located in the United
    States, must be payable to THE CENTRAL EUROPE AND RUSSIA FUND, INC. and must accompany an executed subscription certificate for such subscription to be accepted.

(2) Alternatively, a subscription will be accepted by the subscription agent if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full subscription price for the shares of our common stock subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the shares of our common stock are received by the subscription agent by the close of business on the third business day after the expiration date.

On the confirmation date, which will be five business days following the expiration date, a confirmation will be sent by the subscription agent to each rights holder exercising their rights (or, if shares of our common stock are held by Cede & Co. or any other depository or nominee, to Cede & Co. and that other depository or nominee), showing (i) the number of shares of our common stock acquired during the subscription period, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the shares and (iv) any additional amount payable to us by the rights holder or any excess to be refunded by us to the rights holder, in each case based on the subscription price as determined on the expiration date. If any rights holder, if eligible, exercises his right to acquire shares of our common stock pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the rights holder will be applied by us toward payment for shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a rights holder will be mailed by the subscription agent to him as promptly as practicable. All payments by a rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to THE CENTRAL EUROPE AND RUSSIA FUND, INC.

Whichever of the two methods described above is used, issuance and delivery of certificates for the shares subscribed for are contingent upon actual payment for such shares.

A RIGHTS HOLDER WHO HAS EXERCISED THEIR RIGHTS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THE COMPLETED SUBSCRIPTION CERTIFICATE TOGETHER WITH PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS DESCRIBED UNDER "--NOTICE OF NET ASSET VALUE DECLINE" ON PAGE 20.

If a rights holder who acquires shares of our common stock during the subscription period or pursuant to the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) find other stockholders for the subscribed and unpaid for shares; (ii) apply any payment actually received by us toward the purchase of the greatest whole number of shares which could be acquired by the rights holder upon exercise of his rights acquired during the subscription period or pursuant to the over-subscription privilege; or (iii) exercise any and all other rights or remedies to which we may be entitled.

The method of delivery of subscription certificates and payment of the subscription price to the subscription agent will be at the election and risk of the stockholders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because

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uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, which determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

We have, pursuant to the SEC's regulatory requirements, undertaken to suspend this rights offering until we amend this prospectus if subsequent to December 16, 2005, the effective date of our registration statement, our net asset value declines more than 10% from our net asset value as of that date. In that event, we will notify stockholders on the record date of any such decline and permit them to cancel their exercise of rights.

DELIVERY OF STOCK CERTIFICATES

Participants in our dividend reinvestment plan will have any shares of our common stock acquired pursuant to this rights offering credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any shares acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and stock certificates representing these shares will be sent directly to Cede & Co. or other depository or nominee. Stock certificates will not be issued for shares credited to plan accounts for participants in our dividend reinvestment plan. With respect to all other stockholders, stock certificates for all shares acquired pursuant to this rights offering will be mailed promptly after payment for the shares subscribed for has cleared.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC, which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. This rights offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering.

The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the

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record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable expenses incurred in connection with this rights offering. We and our investment manager have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misconduct or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.

Prior to the expiration of this rights offering, the dealer manager may independently offer for sale shares of our common stock, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

We have agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of ours or securities convertible into equity or equity related securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of the dealer manager, except for the shares of our common stock issued in reinvestment of dividends or distributions.

FOREIGN RESTRICTIONS

Subscription certificates will not be mailed to stockholders whose record addresses are outside the United States, which includes the District of Columbia, and the territories and possessions of the United States. These stockholders will receive written notice of this rights offering. The rights to which these subscription certificates relate will be held by the subscription agent for these stockholders' accounts until instructions are received to exercise the rights. If no instructions have been received by 5:00 p.m., New York City time on January 17, 2006, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the rights of these stockholders will be transferred by the subscription agent to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these stockholders.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of the material United States federal income tax consequences of the issuance and exercise, transfer or lapse of the rights does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder, and stockholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

(1) The value of a right will not be includible in the income of a stockholder at the time the right is issued.

(2) The basis of a right issued to a stockholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Internal Revenue Code of 1986, as amended (the "Code")) to allocate to the right a portion of the basis of the old share. If either (a) or (b) applies, the stockholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

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OUR RIGHTS OFFERING
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(3) The basis of a right purchased in the market will generally be its purchase price.

(4) The holding period of a right issued to a stockholder will include the holding period of the old share.

(5) No loss will be recognized by a stockholder if a right distributed to the stockholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

(6) Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to stockholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period exceeds one year.

(7) No gain or loss will be recognized by a stockholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin on the date when the right is exercised.

EMPLOYEE PLAN CONSIDERATIONS

Stockholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by an employee retirement plan.

Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an individual retirement account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

CERTAIN EFFECTS OF THIS RIGHTS OFFERING

Our investment manager and investment adviser will benefit from this rights offering because the investment management fee and the investment advisory fee are based on our average weekly net assets. It is not possible to state precisely the amount of additional compensation our investment manager and investment adviser will receive as a result of this rights offering because it is not known how many shares of our common stock will be subscribed for and because the proceeds of this rights offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) our average weekly net asset value during 2006 is $44.52 per share (the net asset value per share on December 16, 2005) and (iii) the subscription price is $38.97 per share (90% of the last

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OUR RIGHTS OFFERING
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reported sale price of a share of our common stock on December 16, 2005), and after giving effect to dealer manager fees and other offering expenses, our investment manager and investment adviser would receive additional management and advisory fees of approximately $1,251,494 and $568,524, respectively, for 2006. In addition, certain affiliates of our investment manager and investment advisor may, in their capacity as broker-dealers, charge commissions or other fees and expenses to stockholders who exercise, transfer or purchase rights through them. Some of our directors who voted to authorize this rights offering may benefit indirectly from their affiliations. One of our directors who voted to authorize this rights offering is an interested person of our investment manager and our investment adviser. Another one of our directors is affiliated with UBS Securities LLC, the dealer manager in this rights offering. The other directors who voted to authorize this rights offering are not affiliated with the investment manager, the investment adviser or the dealer manager. See "Our Management" on page 35 of this prospectus and "Management" on page B-8 of the SAI.

INVESTMENT CONSIDERATIONS

Upon completion of this rights offering, stockholders who do not exercise their rights fully will own a smaller proportional interest in us than would be the case if this rights offering had not been made. In addition, because the subscription price per share will be less than the then net asset value per share of our common stock, this rights offering will result in a dilution of net asset value per share of our common stock for all stockholders, irrespective of whether they exercise all or any portion of the rights. This dilution will disproportionately affect stockholders who do not exercise their rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the subscription price will be, what the net asset value per share will be at the expiration date or what proportion of our shares will be subscribed for, the dilution could be substantial. For example, assuming that all rights are exercised, that our net asset value on the expiration date is $44.52 per share (the net asset value per share on December 16, 2005), and that the subscription price is 90% of an average market price of $43.30 per share (the last reported sale price of a share of our common stock on December 16, 2005), our net asset value per share on this date would be reduced by approximately $1.39 per share, after giving affect to the dealer manager fees payable by us, estimated at $4,993,621, and other expenses of this rights offering, estimated at $600,000, payable by us. Stockholders on the record date will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights.

IMPORTANT DATES TO REMEMBER

Record date.................................................  December 22, 2005
Subscription period.........................................  December 22, 2005
                                                              to January 20, 2006*
Expiration date and pricing date............................  January 20, 2006 *
Payment for shares or notices for guarantees of delivery
  due.......................................................  January 20, 2006*
Payment for guarantees of delivery due......................  January 25, 2006 *
Confirmation mailed to participants.........................  January 27, 2006 *
Final payment for shares due................................  February 10, 2006*

* Unless this rights offering is extended

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                                                                              23

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Use of proceeds

Assuming all shares in this rights offering are sold at an estimated subscription price of $38.97 per share, the net proceeds of this rights offering are estimated to be approximately $127,569,597 after payment of the dealer manager fees and estimated offering expenses. However, we do not know whether all rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date of this rights offering. We expect that the net proceeds will be invested in accordance with the policies set forth below under "Investment Objective and Policies" and on page B-2 of the SAI under "Investment Objective and Policies" within three months from the expiration date, and in no event will the time period for investment exceed six months.

Investment objective and policies

Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. The term "Central Europe" includes, for this purpose:

Republic of Albania                        Federal Republic of Germany                   Romania
Republic of Austria                        Republic of Hungary                           Slovak Republic
Republic of Bosnia and Herzegovina         Republic of Latvia                            Republic of Slovenia
Republic of Belarus                        Grand Duchy of Liechtenstein                  Swiss Confederation ('Switzerland")
Republic of Bulgaria                       Republic of Lithuania                         Ukraine
Republic of Croatia                        Former Yugoslav Republic of Macedonia         Federal Republic of Yugoslavia
Czech Republic                             Republic of Moldova
Republic of Estonia                        Republic of Poland

Under normal circumstances, at least 80% of our net assets are invested in the securities of issuers domiciled in Central Europe or Russia. If we borrow money (referred to as "leverage"), which we are permitted to do only for emergency or exceptional circumstances, the 80% minimum will apply to the total of our net assets plus the amount of those borrowings. We may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. An issuer is deemed to be "domiciled" in a country or region if:

+ it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region,

+ it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by our investment manager, or

+  its equity securities are traded principally in that country or region.

The term "Europe" includes the countries of Central Europe, as well as:

Kingdom of Belgium                  Republic of Ireland               Kingdom of Spain
Republic of Cyprus                  Italian Republic                  Kingdom of Sweden
Kingdom of Denmark                  Grand Duchy of Luxembourg         Republic of Turkey
Republic of Finland                 Republic of Malta                 United Kingdom of Great Britain and Northern Ireland
Republic of France                  Kingdom of the
                                    Netherlands
Hellenic Republic ("Greece")        Kingdom of Norway
Republic of Iceland                 Republic of Portugal

Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe, Europe or Russia shall also be deemed to be included within the term "Central Europe," "Europe" or "Russia," respectively.

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INVESTMENT OBJECTIVE AND POLICIES
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Our investment objective and the investment policies described above are fundamental and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a "majority" means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a "majority vote." We will not trade in securities for short-term gain. Current interest and dividend income are not an objective of ours. No assurance can be given that we will be able to achieve our objective.

For purposes of the above policies and for the policies and practices described below in "--Portfolio Structure" and "--Other Investment Practices," all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

PORTFOLIO STRUCTURE

We seek to achieve our investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the underlying equity securities receivable upon exercise or settlement of the linked security. For a discussion of the types of futures and options that we may or may not invest in, see "--Other Investment Practices" below and "Investment Objective and Policies--Futures and Options" on page B-2 of the SAI.

We will not concentrate investments in any one industry. Non-concentration means that we will not invest more than 25% of our total assets in the securities of issuers in any one industry. For purposes of this non-concentration policy, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor's Corporation.

In selecting industries and companies for our investments, our investment adviser and the investment manager generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.

We have no current intention of focusing our investments in any particular countries other than Poland, Russia, Hungary, the Czech Republic and Turkey, where our investments are and may in the future be significant. On October 31, 2005, the percentages of our total assets invested in these countries were:
Russia--50.5%, Poland--15.9%, Turkey--12.9%, Hungary--8.7% and the Czech Republic--6.2%. Nonetheless, except as described in this prospectus, there are no prescribed limits on geographic asset distribution within and, from time to time, a significant portion of our assets may be invested in companies domiciled in as few as three countries. Our board of directors has also adopted a non-fundamental policy, which may be changed without stockholder approval, that for the time being permits us to invest up to the following percentages of the value of our total assets in equity and equity-linked

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                                                                              25
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INVESTMENT OBJECTIVE AND POLICIES
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securities of issuers domiciled in the following countries. Our board reserves the right to change this policy.

COUNTRY                                                        PERCENTAGE OF TOTAL ASSET LIMIT
-------                                                        -------------------------------
Poland......................................................                 65%
Russia......................................................                 60%
Hungary.....................................................                 50%
Czech Republic..............................................                 30%
Turkey......................................................                 20%
Any single other country....................................                 15%

We may not purchase more than 10% of the outstanding voting securities of any single issuer.

Although we intend to focus our investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, we may also invest in securities that are not readily marketable.

We may also invest in other investment companies, subject to applicable limitations under the Investment Company Act. These limitations include a prohibition on our acquiring more than 3% of the voting securities of any other investment company, more than 5% of our total assets in securities of any one investment company, or more than 10% of our total assets in securities of all investment companies combined. Any investment companies in which we may invest will have a policy of investing all or substantially all of their assets in one or more European countries or Russia. Investments in other investment companies may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest our assets in other investment companies, our investment manager and investment adviser will take into consideration, among other factors, the advisory fee and other expenses payable by those other investment companies.

OTHER INVESTMENT PRACTICES

In addition to the investment practices discussed above in "Investment Objective and Policies--Portfolio Structure," we may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. Participation certificates generally entitle the holder to participate in dividend distributions, but not to vote or claim assets in liquidation.

For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, if and when permitted by applicable U.S. law, invest in the index and bond futures of any other derivative securities listed on any organized exchange. We may also purchase put and call options on bonds and other securities, as well as securities indices and, to the extent permitted by applicable U.S. law, may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange.

We may also write (also referred to as "selling") covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of our entire portfolio.

We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or Russian currency or composite currency, including bank time deposits and certificates of deposit.

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INVESTMENT OBJECTIVE AND POLICIES
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We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of the loans are consistent with the Investment Company Act.

Although we do not currently engage in foreign exchange transactions as an investment strategy, we may, when our investment adviser and our investment manager deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts.

For a more detailed discussion of our investment practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to those practices, see "Investment Objective and Policies" on page B-2 of the SAI. For information regarding other investment restrictions, see "Investment Restrictions" on page B-5 of the SAI.

Risk factors

RISKS RELATING TO FOREIGN INVESTMENT GENERALLY

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things:

+  generally less liquid and less efficient securities markets;

+  generally greater price volatility;

+ exchange rate fluctuations and exchange controls and the costs associated therewith;

+  currency fluctuation;

+  imposition of restrictions on the expatriation of funds or other assets;

+  less publicly available information about issuers;

+  the imposition of taxes;

+  higher transaction and custody costs;

+  settlement delays and risk of loss;

+  difficulties in enforcing contracts;

+  difficulties in obtaining or enforcing a court judgment;

+  less liquidity and smaller market capitalizations;

+  lesser governmental regulation of the securities markets;

+  different accounting, auditing, financial and disclosure standards;

+  governmental interference;

+  higher inflation;

+  social, economic and political uncertainties;

+  the risk of expropriation of assets; and

+  the risk of war.

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Some foreign markets in which we invest are considered to be in emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.

An established secondary market might not exist for many of the emerging market issuer securities in which we invest. Reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value. Market quotations are generally available for many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

RISKS RELATING TO INVESTMENT IN RUSSIA

Investing in Russia subjects us to many of the same risks associated with investing in Central European countries that are described below. However, there are significant risks inherent in Russian securities that are not typically associated with securities of companies in more developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia's tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies. Although investment in Central European countries shares some of these risks, as described below, investments in Russia should be considered to have greater risks.

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RISK FACTORS
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Since the break-up of the U.S.S.R. at the end of 1991, Russia has undergone substantial and, at times, turbulent economic disruption and political and social upheaval. Russia continues to make transitional movements from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make the transition, remains uncertain. Since 1991, Russia has been affected by declines in gross domestic product (GDP), hyperinflation, an unstable currency and high government indebtedness relative to GDP. The Russian economy also suffers from the lack of an effective banking system, and a significant proportion of commercial transactions are settled in kind or by the use of promissory notes. Russia's role and its reintegration into the global political economy are also unclear. Moreover, internal regional conflicts continue to exist, which highlight the political tension between the central government in Moscow and certain regions within the Russian Federation. At times, the Russian government also engages in expropriation, nationalism and confiscation of assets.

President Vladimir Putin's popularity within Russia has largely recovered from losses sustained earlier in 2005 when he attempted to monetize social benefits. Despite his strong domestic approval ratings, President Putin has repeatedly stated that he will not implement constitutional changes to enable himself to run for a third consecutive term as president. This has created widespread speculation on possible presidential candidates for 2008 (including speculation over whether President Putin will attempt to anoint a successor), particularly due to the increased power that the Office of President has gained under Putin. As a result, the parliamentary agenda over the next two years is likely to be affected by political jockeying for position ahead of the presidential elections. During his Presidential address to the Parliament in April, President Putin placed a renewed emphasis on implementing key reforms, with a particular focus on reforms aimed to reassure investors. However, even in the face of renewed legislative activity, the government suffers from the perception that it lacks a clear economic agenda.

The Russian economy relies heavily on the production and export of oil. Oil and gas companies can be significantly affected by the supply of and demand for energy fuels generally as well as the supply of and demand for oil and gas in particular, the general condition of industries that serve oil and gas companies, price fluctuations in energy and oil and gas prices, exploration and production spending, energy conservation, the success of exploration projects, government regulation, including taxation, world events, events involving nature, other events involving international politics, increased competition, social views, environmental concerns and economic conditions. Natural gas companies, moreover, are subject to changes in price and supply of both conventional and alternative energy sources. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of United States military action in Iraq, it is even more difficult to predict future oil price movements with any certainty, and fluctuations in prices may increase substantially.

In 2004, the Russian equity market suffered from significant uncertainty in the wake of the widely-publicized Yukos case, in which the Russian government effectively seized control of the company's key production unit by forcing the sale of subsidiary Yuganskneftegas in connection with billions of dollars in back-tax claims. Because the move was widely considered to be a politically motivated attack on Mikhail Khodorkovsky, the company's chief executive officer, investors pulled their money out of Russia over concerns regarding the rule of law and shareholder rights. The government has since taken steps to reassure investors that Yukos was an isolated case, and, with Mr. Khodorkovsky now in jail, investors have shifted their focus away from Yukos.

A centralized public market for trading Russian securities has not developed, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. The Russian securities market is still developing and is regulated by several different authorities that are often in competition with one another, resulting at times in contradictory regulations. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of

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                                                                              29

RISK FACTORS
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Russian securities also lack many of the protections available to stockholders of Western issuers. In addition, businesses and parts of the Russian economic system also continue to suffer from very high levels of crime, including extortion and fraud. Moreover, accounting, financial and audit reporting by Russian companies is also generally of less quality and less reliable compared with Western companies.

Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably in a manner far more volatile than in developed market economies. We may also experience difficulty transferring income received in investments in Russian issuers, such as profits, dividends and interest payments, abroad. See "--Exchange Rate Fluctuations and Foreign Currency Considerations" on page 34.

Russia's taxation system is frequently changing, and enforcement is inconsistent at the federal, regional and local levels. Decision-making and enforcement under Russia's legal system also lacks any consistency as a result of the volume of new legislation and political instability.

RISKS RELATING TO INVESTMENT IN CENTRAL EUROPE

European countries are in varying stages of transition towards becoming pluralistic multi-party democracies with market-oriented economies based on private and entrepreneurial initiatives. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their export industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.

Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. We are subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. There are also individual exceptions within Central Europe from a risk perspective. For example, while the Republic of Belarus and the Republic of Moldova are geographically in the same region, their economies are significantly less developed than those of other Central European countries. Less developed markets involve higher levels of risk. In addition, many companies in Central Europe generally do not have operating histories of significant duration. Consequently, securities traded in these markets may be subject to greater volatility and price fluctuations than securities that are traded in more developed markets.

Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Central European country in which investments are made. These risks include, among other things:

+ the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss;

+ controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on our ability to exchange local currencies for U.S. dollars;

+ greater social, economic and political uncertainty (including regional conflict and the risk of war);

+  transitional forms of government;

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+  delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Central European countries;

+ risks in connection with the maintenance of our portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to us;

+ the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;

+ pervasiveness of public corruption and crime in the economic systems of certain Central European countries;

+ greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which we may invest;

+ currency exchange rate volatility and the lack of available currency hedging instruments;

+ the use of derivative instruments to invest in, or in connection with our investment in, the region, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon;

+ higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation);

+ the risk that, by possibly investing significantly in certain multi-industry sectors, we may be affected more by any single economic, political or regulatory development relating to a specific sector;

+ the financial condition of Central European issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized;

+  the risk that dividends may be withheld at the source;

+ dependency on exports and the corresponding importance of international trade;

+ the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Central European countries;

+ the risk that the tax systems of Central European countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;

+ the fact that statistical information regarding the economy of Central European countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

+ less extensive regulation of the securities markets than in more developed countries;

+ markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets;

+ the risks associated with the difficulties that may occur in pricing our portfolio securities;

+ possible difficulty in identifying a purchaser of securities held by us due to the underdeveloped nature of the securities markets in Central Europe; and

+ the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.

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RISK FACTORS RELATING TO INVESTMENT IN TURKEY

Investing in Turkey subjects us to many of the same risks associated with investing in Central European countries that are described above. However, there are significant risks inherent in Turkish securities that are not typically associated with securities of companies in more developed countries. The value of Turkish securities may be affected by various uncertainties, such as economic, political and social instability and investment and regulatory risk. As is the case with issuers in most emerging markets, Turkish securities are subject to a higher degree of volatility than the securities of Western companies. Although investment in Central European countries shares some of these risks, as described below, investments in Turkey should be considered to have greater risks.

Over the past two decades, the Turkish economy has transitioned from a highly regulated economy to a free market system. Despite a generally successful transition, the Turkish economy has experienced significant macroeconomic imbalances, including substantial budget and balance of payments deficits, high rates of inflation, and high real rates of interest. High levels of government debt and the high current account deficit continue to threaten Turkey's economic stability. Turkey has entered into two stand-by agreements with the International Monetary Fund (IMF) over the past 5 years to stabilize its financial health. Nonetheless, in 2001 a liquidity crisis in the banking sector triggered massive currency depreciation, soaring interest rates, and hyperinflation. In 2002, the government renewed its commitment to improve the Turkish economy with a reform program based on a flexible exchange rate regime, tight fiscal policy, structural reform in the banking sector, and contained inflation. The reform program has contributed to economic growth, but the economy remains vulnerable to volatility due to external and internal shocks such as high oil prices, terrorism, and political uncertainty, as well as changes in investor sentiment. In May 2004, for example, the Turkish lira depreciated significantly as share prices plummeted and interest rates rose.

Throughout its history, Turkey has been plagued by political instability, which could have an adverse effect on the investment climate. Over the past 80 years, 58 different governments have ruled in Turkey, with military coups occurring once every decade from 1960 to 1980. The current government is led by the Justice and Development Party (AKP), which has been in power since November 2002 and is the first party in nearly two decades to have a majority in parliament. Despite the recent political stability, the potential for future political upheaval presents a very real risk to the implementation of important economic reforms. The next national election will be held in 2007 and a change of government could result in a change in economic policies. AKP has so far shown a commitment to the current IMF program, but failure to continue to follow the IMF program could have an adverse effect on the Turkish economy.

Uncertainties relating to Turkey's bid for EU membership are an additional source of volatility in the Turkish financial markets. In October of this year, formal negotiations on Turkey's accession into the EU were launched. The criteria for joining the EU include implementation of a number of political, legislative and economic reforms, which Turkey may decide in the future it is either unable or unwilling to fulfill. In addition, there is significant political pressure within the EU to move toward a "privileged partnership" with Turkey rather than full membership. The negotiations are expected to last a decade, and market sentiment may fluctuate dramatically as the negotiations progress.

In addition to the domestic political uncertainty, terrorism and political instability in neighboring countries, such as Iran and Iraq, is another source of risk associated with investment in Turkey. Terrorism within Turkey and conflicts in other countries in the region could create greater volatility in the Turkish financial markets. Given the current situation in Iraq, political instability in the Middle East is likely to remain a concern. In addition, terrorist bombings have occurred in Turkey within the past two years, and the threat of future terrorist acts could result in additional volatility. Turkey has previously been in conflict with the

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Peoples' Congress of Kurdistan (PKK), which is recognized as a terrorist group in the United States and some European nations; the Kurdish issue continues to be a source of potential political instability.

The Turkish equity market is significantly less developed than securities markets in the United States and Western Europe. The market in Turkey is smaller, less liquid, and more volatile. Approximately half of the market capitalization of the Istanbul Stock Exchange (ISE) is concentrated in ten companies, and shares of five companies accounted for approximately one-third of the average daily trading value of all stocks traded on the ISE in 2004. Securities that trade on the Turkish market may be subject to significant fluctuations in price that are not necessarily related to the financial performance of the companies that issued the securities.

DILUTION OF NET ASSET VALUE

A dilution of the aggregate net asset value on a share of our common stock will be experienced as a result of this rights offering because the subscription price will be less than our then current net asset value per share. This dilution will be experienced by all stockholders, irrespective of whether they exercise all or a portion of their rights, although nonexercising shareholders will experience disproportionate dilution. In addition, as a result of the terms of this rights offering, stockholders who do not fully exercise their rights should expect that they will, at the completion of this rights offering, own a smaller proportional interest in us than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what proportion of the shares will be subscribed for as a result of this rights offering, what the subscription price will be or what the net asset value per share will be on the expiration date, the dilution could be substantial. For example, assuming that all rights are exercised and that the subscription price of $38.97 is approximately 12.5% below our net asset value of $44.52 per share on December 16, 2005, our net asset value per share (after payment of the dealer manager fees and other estimated offering expenses) would be reduced by approximately $1.39 per share. The distribution to stockholders of transferable rights which themselves may have intrinsic value will also afford non-participating stockholders the potential of receiving a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop or as to the value, if any, that rights will have.

NET ASSET VALUE DISCOUNT

As with any stock, the price of our shares of common stock will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount to net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares of common stock are not entitled to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that the discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level as our current discount to net asset value. For information about our common stock and its current and historical performance, see "Market and Net Asset Value Information" on page 11 of this prospectus and "Description of Common Stock" on page 64 of this prospectus.

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EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

Substantially all of our assets are invested in Russia and Central Europe, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. We anticipate that, in general, the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia will be in securities denominated in Russian rubles, which are not externally convertible into other currencies outside of Russia. There can be no assurance that the foreign countries in which we invest will not impose restrictions in the future movement of U.S. dollars or foreign currencies across local borders or on the convertibility of the foreign currencies into U.S. dollars.

The value of our assets and income will be measured in U.S. dollars. Assets and liabilities denominated in euros or other foreign currency amounts are translated into U.S. dollars at the 10:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. We will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income. Therefore, if the value of foreign securities in which we receive income falls relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars, we may be required to liquidate securities in order to make distributions if we have insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on our performance.

Since we will invest in securities denominated or quoted in currencies other than U.S. dollars, changes in foreign currency exchange rates will affect the value of securities in our portfolio and the unrealized appreciation or depreciation of our investments. Further, we may incur costs in connection with conversions between various currencies.

We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment advisor believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the U.S. dollar, we may, in order to hedge the value of our portfolio, enter into forward currency contracts. For more information on our investment policies with respect to currency transactions, see "Investment Objective and Policies--Currency Transactions" on page B-4 of the SAI.

INTEREST EXPENSE

We may, subject to limitations described under "Investment Restrictions" on page B-5 of the SAI, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses, and we may incur other transactions costs.

CERTAIN PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS

We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. For a discussion of these provisions, see "Description of Common Stock--Provisions of Our Articles of Incorporation and Bylaws Affecting Change of Control and Extraordinary Transactions" on page 64 of this prospectus.

FOREIGN CUSTODY

Investors Bank & Trust Company ("IBT") acts as our custodian. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash. Thus, our foreign securities and cash are generally held in foreign banks and securities depositories.

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There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for us to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount we can earn on our investments and typically results in a higher operating expense ratio for us than for investment companies invested only in the United States.

MARKET DISRUPTION

As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. We do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.

Our management

INFORMATION REGARDING DIRECTORS AND OFFICERS

Our business and affairs are managed under the direction of our board of directors. The directors approve all significant agreements between us and persons or companies furnishing services to us, including our agreement with our investment manager, investment adviser, custodian and transfer agent. The management of our day-to-day operations is delegated to our officers and to our investment manager and investment adviser, subject always to our investment objective and policies and to the general supervision of our board of directors. We have ten directors, three of whom are "interested persons" (as defined in the Investment Company Act) and seven of whom are not "interested persons." An "interested person" is a director who is not independent under the specific requirements of the Investment Company Act. The names and business addresses of our directors and officers and their principal occupations and other affiliations during the past five years are set forth on page B-11 under "Management" in the SAI.

INVESTMENT MANAGER

Deutsche Investment Management Americas Inc., with principal offices located at 345 Park Avenue, New York, New York, is our investment manager and administrator. Subject to the supervision of our board of directors and pursuant to recommendations made by our investment adviser, DIMA also determines which securities are suitable for our investment. We pay DIMA an annual management fee equal to 0.65% of our average weekly net assets up to $100 million, and 0.55% of our average weekly net assets in excess of $100 million. A discussion regarding the basis for the board of directors approving our contracts with DIMA and DeAMI is available on page B-18 of the SAI under "Investment Advisory and Other Services".

DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG. DIMA is engaged in the investment advisory business. DIMA also serves as investment manager for numerous other registered investment companies. As of September 30, 2005, DIMA had total assets of approximately $172 billion under management.

With total assets of approximately $1.173 trillion as of September 30, 2005, Deutsche Bank AG is the largest commercial and investment bank in Germany and a leading European financial institution, and is

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ranked among the world's largest banks in terms of total assets. Its principal corporate offices are located at Taunusanlage 12, 60325 Frankfurt am Main, Germany. Deutsche Bank AG and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities.

For additional information about our investment manager, see "Investment Advisory and Other Services" on page B-18 of the SAI.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH, with principal offices located at Mainzer Landstrasse 178-190, 60327 Frankfurt am Main, Germany, is our investment adviser. In accordance with our investment objective, policies and restrictions, DeAMI makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf. We pay DeAMI an annual investment advisory fee equal to 0.35% of our average weekly net assets up to $100 million and 0.25% of our average weekly net assets in excess of $100 million.

DeAMI is a subsidiary of Deutsche Bank AG. DeAMI provides international portfolio management services to institutional investors worldwide. DeAMI also serves as investment adviser for The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies.

For additional information about our investment adviser, see "Investment Advisory and Other Services" on page B-18 of the SAI.

PORTFOLIO MANAGEMENT

The names of the persons primarily responsible for the day-to-day management of our investment portfolio and their business experience during at least the past five years are set forth in the table below. Additional information about the compensation, other accounts managed and the ownership of our securities by these persons is provided on page B-22 of the SAI under "Investment Advisory and Other Services--Portfolio Managers."

NAME                           TITLE             LENGTH OF TIME SERVED   BUSINESS EXPERIENCE DURING PAST FIVE YEARS
-------------------   ------------------------   ---------------------   --------------------------------------------------
Sandra M. Schaufler   Chief Investment Officer   Since 2004              Director, Deutsche Asset Management since 2004)
                                                                         and Portfolio Manager for The Central Europe and
                                                                         Russia Fund, Inc., The European Equity Fund, Inc.
                                                                         and The New Germany Fund, Inc. Formerly, Director
                                                                         of Equity Sales, HVB Capital Markets (2001-2003);
                                                                         Portfolio Manager, Deutsche Asset Management
                                                                         (1997-2001)
Robert Kalin          Senior Fund Manager,       Since 2002              Vice President, Deutsche Asset Management,
                      Equities                                           Frankfurt; Senior Portfolio Manager Equities,
                                                                         Emerging Markets Deutsche Asset Management (since
                                                                         2002). Formerly, Fund Manager, Zurich Invest
                                                                         (2001-2002), responsible for Emerging Europe;
                                                                         Advisor to Zurich Invest Mittelosteuropa Fund
                                                                         (1998-2001)
Steffen Gruschka      Senior Fund Manager,       Since 2001              Director, Deutsche Asset Management, Frankfurt
                      Equities                                           (since 2001). Senior Fund Manager for Emerging
                                                                         European Equities; Head of the Emerging Equities
                                                                         team (since 2001)
Sylwia Szczepek       Senior Fund Manager,       Since 2001              Vice President, Deutsche Asset Management,
                      Equities                                           Frankfurt; Funds Manager for Emerging European
                                                                         Equities, Deutsche Asset Management (since 2001).
                                                                         Formerly, Deutsche Bank, Corporate Development
                                                                         (Afk)

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AFFILIATED BROKERAGE

In fiscal year 2003, we paid brokerage commissions to Deutsche Bank AG and its affiliates. Deutsche Bank AG is the German parent of our investment manager and investment adviser. For our fiscal years ended October 31, 2004 and October 31, 2005, however, Deutsche Bank AG and its affiliates did not receive brokerage commissions from us. For information about brokerage practices and commissions, see "Brokerage Allocation and Other Practices" on page B-25 of the SAI.

OUR EXPENSES

In addition to the management fee and advisory fee of our investment manager and investment adviser, respectively, we are responsible for the following expenses if incurred:

+ the fees and expenses of directors who are not affiliated with our investment manager or investment adviser;

+  interest expenses;

+  all taxes and corporate fees payable by us to governmental agencies;

+ broker's commissions and other expenses in connection with our securities transactions;

+  the cost of stock certificates representing our shares;

+ expenses of registering our shares with federal, state and foreign securities authorities;

+  the charges and expenses of our legal counsel and independent accountants;

+ the fees and certain expenses of our custodian and transfer and dividend disbursing agents, including those in respect of the accounting and record-keeping services;

+  expenses related to stock exchange listings of our shares;

+ expenses of our stockholders meetings and of preparing and distributing proxies and reports to our stockholders; and

+ litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of our business.

NON-RESIDENT DIRECTORS AND INVESTMENT ADVISER

Four of our directors reside outside of the United States, and all or a significant portion of the assets of these directors are located outside of the United States. In addition, our investments adviser's principal offices are based outside the United States and all or a significant portion of our investment adviser's assets are located outside of the United States. Our non-resident directors have no authorized agents in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States upon these directors or to enforce against them in United States courts judgments predicated upon the civil liability provisions of United States securities laws. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against such persons predicated solely upon the U.S. securities laws.

The Central European, Russian and Turkish economies and securities markets

Following more than 50 years of communist command or control economies, the Central European countries, Russia and Turkey now have economies that essentially are market-based but starved for

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investment capital. Progress in further developing within the region is occurring at different rates of speed, as these countries are in varying stages of political and economic development. While each country's markets are gradually becoming more consumer-driven, they depend almost entirely on exports to Western European countries and the United States to generate growth.

The Central European countries, Russia and Turkey have demonstrated positive rates of economic growth over the past several years.

KEY ECONOMIC INDICATORS, 2000-2004

                                                                                               GDP
                                                                   ANNUAL               PER CAPITA
                                                                      GDP      ANNUAL      IN 2004
COUNTRY                                                       GROWTH RATE   INFLATION   (USD $)(1)
-
Czech Republic..............................................          3.1%        2.6%      16,740
Hungary.....................................................          3.9         7.1       15,180
Poland......................................................          3.1         2.7       11,965
Russia......................................................          6.1        14.9        9,856
Turkey......................................................          4.3        36.4        7,400

Source: The Economist Intelligence Unit; World Bank national accounts data

Foreign investment levels have increased rapidly between 1994 and 2004. Interest rates in Central European countries have been gradually converging to the levels of Western Europe. Historically, lower interest rates have made investment projects more viable and have stimulated economic activity.

In May 2004, ten countries including eight Central European nations were admitted to the EU: Poland, Hungary, the Czech Republic, Slovenia, Slovakia, Malta, Cyprus, Estonia, Latvia and Lithuania. In the past, countries with emerging economies joining the EU have benefited from higher income levels and consumption patterns resulting from the affiliation with their more developed Western European neighbors. This effect occurred with the admission to the European Community (now EU) of Greece in 1981 and with Spain and Portugal in 1986. While Spain and Portugal adopted the euro as its currency when it launched in 1999, Greece became a member of the EMU in 2001.

As the Central European countries have joined the EU, foreign investors have increased investments in the region, as evidenced by continued strong capital flows (representing direct investment and portfolio investments) that were seen in Hungary, Poland and the Czech Republic in 2004. The equity market indices of Spain, Portugal and Greece moved closely in line with each other as the timing of their membership in the EMU approached in 1999 and 2001. It is possible, but not a certainty that this pattern will be repeated in the Central European nations that are now part of the EU.

In Russia, President Vladimir Putin has made the country's reformation into a free market economy a key priority. It is generally believed by many political analysts, though far from a certainty, that Putin's policies, as well as the designation of Russia by both the United States and the EU as a market economy in 2002, may help smooth the country's path to eventual membership in the World Trade Organization ("WTO"). In 2004, largely in response to a change in Russia's stance on energy pricing policies and the Russian government's expression of support to ratify the Kyoto protocol on climate change, the EU reportedly dropped its objections to the country joining the WTO.

---------------

(1) All GDP data used in this section is based on purchasing power parity (PPP).

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In Turkey, the government began membership talks with the EU in October 2005 after having undertaken important structural reforms in its economy. However, the failure of certain EU member countries to approve a European constitution during the summer of 2005 has negative consequences for all countries that seek to join the EU, including Turkey. Considerable legal and political barriers remain that could hinder Turkey's entry into the EU, and some observers believe it may take a decade or more for the process to run its course.

THE CZECH REPUBLIC'S ECONOMY AND SECURITIES MARKETS

The Czech Republic is an upper middle-income country situated in the heart of Central Europe. Over the past thirteen years, the Czech economy has undergone a process of rapid transformation. The country joined the EU on May 1, 2004.

ECONOMIC TRENDS IN THE CZECH REPUBLIC

                                                      2000     2001     2002     2003     2004
----------------------------------------------------------------------------------------------
GDP per capita (USD $)............................  13,807   14,644   15,130   15,780   16,740
GDP (% real change, per annum)....................    3.25     3.09     1.96     2.90     4.44
Government consumption (% of GDP).................   19.63    19.34    21.41    20.60    22.65
Budget balance (% of GDP).........................   (3.11)   (2.40)   (6.30)   (6.90)   (3.90)
Consumer prices (% change per annum; average).....    3.91     4.68     1.82     0.10     2.80
Public debt (% of GDP)............................   17.20    18.99    24.45    30.20    32.60
Labor costs per hour (USD $)......................    1.99     2.19     2.73     3.39     3.98
Recorded unemployment (%).........................    9.00     8.55     9.19     9.90     9.78
Current-account balance/GDP (%)...................   (5.23)   (5.72)   (6.45)   (6.90)   (5.23)

Source: The Economist Intelligence Unit

There are a number of economic factors that contribute to the Czech Republic's attractiveness as an investment market. The country has achieved positive rates of growth in GDP over the past five years. Core inflation decreased significantly between 2001 and 2003, and was estimated at 3.20% for 2004.(2) In addition, rising wages and relatively low unemployment over the past few years are likely to continue to spur growth in private consumption, which potentially could provide support to stock prices of Czech companies.

The Czech economy continued to perform relatively well in 2004 and 2005, due to strong exports that could potentially lead to a sharply lower current-account deficit by the end of 2005. That being said, the Czech National Bank, the country's central bank, has expressed concerns about the potential impact of rising oil prices on consumer prices and some observers expect the bank will raise interest rates in early 2006.

Privatization has attracted considerable foreign direct investment. The EU is by far the country's largest trading partner, accounting for 86% of exports and 72% of imports in 2004. Machinery and transport equipment and intermediate manufactured goods are the Czech Republic's major exports as well as imports. After growing steadily since 1997, the current-account deficit has begun to show signs of falling, both in absolute terms and as a percentage of GDP.

---------------

2 Source: The World Factbook 2005 (published by the U.S. Central Intelligence Agency).

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--------------------------------------------------------------------------------

THE CZECH EQUITY MARKETS
Following World War II, the Czech exchange business, which traced its roots as a major commodities exchange to the middle of the 19th century, closed its doors. In May 1991, following the collapse of the Soviet Union, an association of eight banking houses was formed that later was reorganized into the Prague Stock Exchange (the "PSE"). The PSE opened for business in April 1993. In May 2004, the PSE became a member of the Federation of the European Securities Exchanges ("FESE") in connection with the admission of the Czech Republic into the EU. In that same month the PSE was granted the status of a designated offshore securities market by the U.S. Securities and Exchange Commission.

The PSE is the largest market organizer in the Czech Republic. Initially, the PSE was set up to handle transactions between two classes of securities, listed and unlisted. For companies to be considered for listing on the PSE, they generally are required to adhere to certain standards such as disclosing financial strength, operating history and significant changes in their businesses that might affect the prices of their securities. Unlisted securities were those whose issuers used the PSE as a mechanism by which to transfer share or interest ownership, with no requirement for disclosure. In 1995, the PSE sought to impose more stringent disclosure standards by dividing the markets further into three segments:

+ Main--Securities that were previously listed were automatically transferred to the Main Market. This part of the exchange market encompasses securities with the highest liquidity. Companies on the main market generally have more capital and longer operating histories.

+ Secondary--The Secondary Market was established to provide a market for listed companies whose market capitalizations fell under a certain limit. This part of the exchange encompasses securities with lower liquidity. Companies on the Secondary Market generally have less capital and shorter histories than companies on the Main market.

+ Free--Formerly unlisted securities were relegated to the Free Market. This part of the exchange encompasses securities that are admitted for public trading but that do not meet requirements for listing on the PSE's Main or Secondary Markets.

Unified disclosure requirements for companies in both the Main and Secondary Markets became effective in 1997. In 1999, a new market (the "New Market"), oriented mainly towards young and developing companies that were seeking capital for further development, was spun off from the Secondary Market. The New Market generally has not been active, and currently there are no companies listed on it.

Trades on the PSE are settled by its wholly owned subsidiary, Univyc, which was licensed in July 2000 by the Czech Securities Commission to handle settlement of exchange trades and over-the-counter transactions of the stock exchange. Univyc, a member of the Central and Eastern European Central Securities Depositories and Clearing Houses ("CEECSDA"), works through The Czech National Bank's (the central bank) Clearing Centre (the "CNB-CC") and The Prague Securities Centre ("SCP"), a self-funding government agency established by the Czech Ministry of Finance in 1993 to promote the development of the capital market. The former book-entry system for clearing trades was upgraded in 2001 to an on-line information link with CNB-CC. This system enhancement made it possible for Univyc to introduce T+3 settlement dates in September 2002 for the trading of equities and bonds.

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The following table illustrates a multi-year history of the number and type of listed securities (both debt and equity) on the PSE.

THE CZECH SECURITIES MARKET

                                                                                     NUMBER OF ISSUES BY
                                                                                             MARKET TYPE
                                   TOTAL VALUE       TOTAL VALUE      NUMBER   -------------------------
YEAR                                (MIL. CZK)   (MIL. USD $)(1)   OF ISSUES    MAIN   SECONDARY    FREE
--------------------------------------------------------------------------------------------------------
1995.............................      195,407      7,463          1,764        82         6       1,676
1996.............................      393,200     15,024          1,750        70        53       1,627
1997.............................      679,538     25,957            412        78        60       274
1998.............................      860,192     32,858            402        43        99       260
1999.............................    1,187,486     33,161            290        38        84       168
2000.............................    1,222,833     32,781            245        35        71       139
2001.............................    1,987,179     55,840            186        33        62        91
2002.............................    1,793,071     59,581            153        25        59        69
2003.............................    1,367,546     46,140            144        32        53        96
2004.............................    1,172,141     52,218            132        30        48        54

Source: Prague Stock Exchange

(1) U.S. dollar equivalents calculated at year-end exchange rate.

The following table provides an overview of the market capitalization of the stocks comprised by the PSE, as of December 31, 2004:

                                                                NUMBER OF   MARKET CAP.    MARKET CAP.
                                                             STOCK ISSUES    (MIL. CZK)   (MIL. USD $)
------------------------------------------------------------------------------------------------------
Main Market................................................       6         778,342       34,672
Secondary Market...........................................      29         137,635        6,131
Free Market................................................      20         59,797         2,664
                                                                  --             --            --
Total......................................................      55         975,774       43,467
                                                                  ==             ==            ==

Source: Prague Stock Exchange

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--------------------------------------------------------------------------------

As illustrated in the table below, the Czech Republic's stock market offers representation across most economic sectors, with concentration in the finance, power generation and transportation/communications sectors.

INDUSTRY COMPOSITION OF STOCKS TRADED ON THE PRAGUE STOCK EXCHANGE, AS OF DECEMBER 31, 2004

                                                              INDUSTRY DIVISION
                                                                      BY MARKET
ECONOMIC INDUSTRY SECTOR                                         CAPITALIZATION
-------------------------------------------------------------------------------
Finance and Banking.........................................            45.2%
Power Generation............................................            28.0
Transport, Communications...................................            13.6
Beverages and Tobacco.......................................             3.4
Extraction of Minerals/Ores.................................             3.0
Chemicals, Pharmaceuticals, Rubber..........................             5.1
Building, Building Materials................................             0.8
All Others..................................................             0.9
                                                                 -----------
Total.......................................................           100.0%
                                                                 ===========

Source: Prague Stock Exchange

The following table lists the 30 largest stocks listed on the PSE based on market capitalization as of December 31, 2004. These 30 stocks represented 98.04% of the total market capitalization of all listed stocks on the PSE:

                                                                      MARKET CAPITALIZATION(1)
                                                                      -------------------------
                                                                                   IN THOUSANDS
COMPANY                         INDUSTRY                      TICKER  IN MIL. CZK         USD $
-----------------------------------------------------------------------------------------------
Erste Bank der
  oesterreichischen Sparkas...  Finance and Banking         BAAERBAG      286,593        12,767
CEZ, a.s. ....................  Power Generation              BAACEZ      201,766         8,988
Komercni banka, a.s. .........  Finance and Banking          BAAKOMB      124,368         5,540
Cesky Telecom, a.s. ..........  Transport, Communications   BAATELEC      118,916         5,297
Philip Morris CR, a.s. .......  Beverages and Tobacco
                                Production                  BAATABAK       32,104         1,430
Ceska pojistovna, a.s. .......  Finance and Banking         BAACSPOJ       30,348         1,352
Zentiva, a.s. ................  Chemicals,
                                Pharmaceuticals, Rubber       BAAZEN       28,892         1,287
Unipetrol, a.s. ..............  Production of Chemicals,
                                Pharmaceuticals, Rubber     BAAUNIPE       17,807           793
Ceske Radiokomunikace,
  a.s. .......................  Transport, Communications   BAACRADI       13,720           611
OKD, a.s., clen koncernu
  Karbon Invest...............  Extraction and Processing
                                of Minerals and Ores          BAAOKD       11,593           516
Severoceske doly, a.s. .......  Extraction and Processing
                                of Minerals and Ores        BAASEVDO       11,124           496
Severomoravska
  energetika, a.s. ...........  Power Generation            BAASMENG        8,414           375

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
                                                                      MARKET CAPITALIZATION(1)
                                                                      -------------------------
                                                                                   IN THOUSANDS
COMPANY                         INDUSTRY                      TICKER  IN MIL. CZK         USD $
-----------------------------------------------------------------------------------------------
Prazska energetika, a.s. .....  Power Generation            BAAPRENG        7,884           351
Jihomoravska energetika,
  a.s. .......................  Power Generation            BAAJMENG        6,572           293
Severoceska energetika,
  a.s. .......................  Power Generation            BAASEVEN        5,702           254
Stredoceska energeticka,
  a.s. .......................  Power Generation            BAASTREN        5,555           247
Zapadoceska energetika,
  a.s. .......................  Power Generation           BAAZCENNG        5,511           246
Sokolovska uhelna, a.s. ......  Extraction and Processing
                                of Minerals and Ores        BAASOKUH        5,235           233
Vychodoceska energetika,
  s.a. .......................  Power Generation            BAAVCENG        5,004           223
Jihomoravska
  plynarenska, s.a. ..........  Power Generation            BAAJMPLY        3,932           175
Severonmoravska
  plynarenska, a.s. ..........  Power Generation            BAASMPLY        3,852           172
Stavby silnic a zeleznic, a.s.
  (SSZ).......................  Building, Building
                                Materials                   BAASTSSZ        3,466           154
Jihoceska energetika, a.s. ...  Power Generation            BAAJIHEN        3,039           135
Metalimex, a.s. ..............  Trade                       BAAMETLX        2,442           109
Lafarge cement, a.s. .........  Building, Building
                                Materials                   BAACIZKO        2,435           108
Prazska Plynarenska, a.s. ....  Power Generation             BAAPRLY        2,347           105
Vychodoceska
  plynarenska, a.s. ..........  Power Generation            BAAVCPLY        2,293           102
Seversceska plynarenska,
  a.s. .......................  Power Generation            BAASEVPL        1,969            88
United Energy, a.s. ..........  Power Generation            BAAPSZTE        1,887            84
Stredoceska plynarenska,
  a.s. .......................  Power Generation            BAASTRPL        1,886            84

Source: Prague Stock Exchange

(1) U.S. dollar equivalents calculated at year-end exchange rate.

The Czech Traded Index (the "CTX"), one of the currently five indices owned by the Vienna Stock Exchange (the so-called "CECE Index family", covering the emerging stock markets of the four Visegrad countries of the Czech Republic, Hungary, Poland and the Slovak Republic) is a commonly used measure of the Czech stock markets. The CTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the PSE. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the CTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The CTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the CTX, the Index included seven stocks as of November 25, 2005, which represented approximately 16.7% of the total market capitalization of stocks (including shares and units) listed on the PSE as of the same date.

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The following table presents the annual performance in U.S.-dollar terms of the
CTX, along with the U.S. dollar-denominated returns of the Czech currency, the koruna ("CZK"), between 2000 and 2004 and through November 30, 2005.

ANNUAL RETURNS OF THE CZECH STOCK MARKETS(1) AND CURRENCY (IN USD $)

                                              2000     2001    2002    2003    2004 11/30/05(2)
-----------------------------------------------------------------------------------------------
Czech Traded Exchange ("CTX")..............   1.91%  (21.06)% 36.88%  63.25%  81.51%  25.57%
Koruna ("CZK").............................  (3.86)    4.70   18.41   16.95   14.65   9.56%

Source: Bloomberg

(1) Simple appreciation only. Does not include dividends reinvested.

(2) Non-annualized return for January 1, 2005 through November 30, 2005.

HUNGARY'S ECONOMY AND SECURITIES MARKETS

Relative to other Central European countries, Hungary is an upper middle-income country and one of the region's most successful transition economies. Hungary joined the EU in May 2004. The country has attracted significant inflows of foreign direct investment, built up a robust private export sector, and achieved solid economic growth with low unemployment.

ECONOMIC TRENDS IN HUNGARY

                                                     2000     2001     2002     2003     2004
----------------------------------------------------------------------------------------------
GDP per capita (USD $)............................  12,083   12,874   13,485   14,260   15,180
GDP (% real change per annum).....................    5.21     3.85     3.46     2.86     4.23
Government consumption (% of GDP).................    9.67    10.17    10.88    10.50    10.65
Budget balance (% of GDP).........................   (3.00)   (4.65)   (9.18)   (5.80)   (5.36)
Consumer prices (% change per annum, avg.)........    9.77     9.19     5.27     4.66     6.80
Public debt (% of GDP)............................   54.97    52.20    55.40    56.00    58.77
Labor costs per hour (USD $)......................    1.91     2.27     2.95     3.80     4.85
Recorded unemployment (%).........................    6.38     5.71     5.82     5.89     6.09
Current-account balance/GDP (%)...................   (6.21)   (3.38)   (4.07)   (6.50)   (8.79)

Source: The Economist Intelligence Unit

There are a number of economic factors that contribute to Hungary's attractiveness as an investment market. The country has achieved positive rates of growth in GDP over the past five years. Core inflation has decreased from 14% in 1998 to 7% in 2004.(3) In addition, rising wages are likely to continue to spur consumer spending, which potentially could provide support to stock prices of retail and service-oriented companies.

Since communism fell with the collapse of Janos Kadar's government in May 1988 following nearly four decades of socialist rule, the country has been directing most of its trade policies to the West. Hungary became politically liberalized in 1990, when free elections were first held. Since then, reform-minded, right-centrist and left-centrist parties alternately have assumed power.

Hungary ran large current-account deficits in the mid-1990s, but this situation improved with increased export activity, which to a large extent was aided by significantly lower production and labor costs than Western European countries. More recently, there has been some retrenchment in these trade ratios, as

---------------

3 Source: The World Factbook 2005 (published by the U.S. Central Intelligence Agency).

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increased wage pressures outpaced productivity growth and demand stagnated in the EU. Roughly three-quarters of Hungary's exports, dominated by machinery and equipment products and other manufactured goods, go to the EU, especially Germany, based on 2004 figures.

Hungary's current left-centrist government is pursuing the economic reforms required to join the European economic and monetary union in 2010. The structural reforms, in which the government to date has made little progress, are notably in the financing of the health care sector, in sub-national finance and in capacity building. Although the National Bank of Hungary, the country's central bank, has been lowering interest rates since March 2004, its policy committee decided to keep them steady at its October 2005 meeting. Although interest rates remain high relative to the United States and the EU, it is possible that the cycle of rate cuts may have ended due to Hungary's weak fiscal health, a result of relatively high deficits.

THE HUNGARIAN SECURITIES MARKETS
The Hungarian securities market began to develop in the mid-80s after a 40-year hiatus. The institutional framework was established when the first Securities Act was passed in February 1990, which led to the opening of the Budapest Stock Exchange (the "BSE") in June 1990.

The 1996 Offering of Securities, Investment Services and the Securities Exchange Act and the 1990 Securities and Stock Exchange Act govern the public issuance and trading of bonds, shares and other securities in Hungary. In April 2000, the responsibilities of the Bank Supervisory Board were merged with the state insurance and pension supervisory agencies to form the Hungarian Financial Supervisory Authority ("PSZAF"). This entity is a consolidated financial supervisory body that regulates all financial and securities markets. Although the PSZAF is independent and self-financing, it has no authority to issue new regulations that carry legal force.

At the end of 2004, the BSE had 31 members. Foreign investors can buy local-currency denominated Hungarian government bonds of any maturity, and foreign investment funds can establish offices in Hungary in order to attract additional Hungarian investors. In addition, the BSE, working in concert with the nation's larger banks, has improved its payment and securities settlement systems, significantly reducing broker risk, which was a significant factor in the securities markets for investors in the 1990s. For example, prior to September 1999, banks made the majority of their interbank payments using a paper-based account management service of the Hungarian Central Bank (the "NBH"). In July 2000, a real delivery versus payment ("DVP") interbank settlement system was introduced.

At the end of 2004, the total market capitalization of the Budapest Stock Exchange was roughly USD $77 billion. The average daily trading volume in 2004 was approximately USD $50 million. Equities represented 37% of the market capitalization of the Exchange and accounted for 89% of the turnover during the year. Trading on the BSE is carried out in three ways: securities, government securities, and futures. As of December 31, 2004, there were 160 securities listed on the BSE (an increase of 21.2% over the December 2003 level), of which 47 were equities, 24 were government bonds, 13 were corporate and international institutional bonds, 10 were Treasury bills, and 18 were investment notes.

The country has a well-developed banking system with diverse ownership. At the end of 2002, two-thirds of the Hungarian banking sector was foreign-owned. It is a competitive sector that is likely to see increased consolidation as the government privatizes several remaining holdings. In addition, the country amended its financial regulations to meet EU standards before it joined the EU in May 2004. For example, the 2003 Act on Credit Institutions makes it more difficult to conceal losses. It also modified liquidation rules in accordance with EU regulations on cross-border services.

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MARKET CAPITALIZATION (1) AND TRADING VOLUME (2) OF EQUITY SECURITIES ON THE
BUDAPEST STOCK EXCHANGE

                                                 MARKET CAPITALIZATION AS OF     TRADING VOLUME FOR YEAR
                                                       DECEMBER 31(3)             ENDED DECEMBER 31(3)
                                                 ---------------------------   ---------------------------
YEAR                                             IN MIL. USD $   IN BIL. HUF   IN MIL. USD $   IN BIL. HUF
----------------------------------------------------------------------------------------------------------
1995...........................................          2,340           328             348            44
1996...........................................          5,583           853           1,606           245
1997...........................................         15,029         3,059           7,685         1,436
1998...........................................         14,021         3,020          16,104         3,460
1999...........................................         16,414         4,145          14,848         3,431
2000...........................................         11,920         3,394          12,248         3,417
2001...........................................         10,210         2,849           4,834         1,386
2002...........................................         13,089         2,947           5,894         1,514
2003...........................................         16,689         3,470           8,595         1,849
2004...........................................         28,557         5,189          16,025         2,912

Source: Budapest Stock Exchange, Annual Statistics 2004

(1) Excluding stocks of foreign-domiciled companies and investment companies.

(2) Cash turnover at market value of common stock only, excluding foreign-domiciled companies and investment companies.

(3) U.S. dollar equivalents calculated at year-end exchange rates.

Hungary's stock market is concentrated in four sectors--banks, oil processing, pharmaceuticals and telecom--as illustrated in the table below.

INDUSTRY COMPOSITION OF THE BUDAPEST STOCK EXCHANGE, AS OF DECEMBER 31, 2004

                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Banks.......................................................           34.8%
Oil and Gas.................................................           28.4
Pharmaceuticals.............................................           16.5
Telecom.....................................................           16.3
Chemicals...................................................            1.8
Electricity.................................................            1.1
Hotels, Tourism.............................................            0.9
Others......................................................            0.2
                                                                     ------
Total.......................................................            100%
                                                                     ======

Source: Budapest Stock Exchange, Annual Statistics 2004

Financings via issuance of corporate bonds is very limited in Hungary, as the corporate bond market is in its early stages of development. Generally only blue-chip companies and local subsidiaries of multinational corporations have issued corporate debt in the country.

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The following table sets forth the 25 largest Hungarian stocks based on their market capitalization, as of December 31, 2004. These stocks represent roughly 12.3% of the total market capitalization of the stocks traded on the Budapest Stock Index ("BUX").

                                                                                       MARKET
                                                                                   CAPITALIZATION
COMPANY                                    INDUSTRY SUB GROUPING        TICKER     (USD $ MIL.)(1)
--------------------------------------------------------------------------------------------------
OTP Bank..............................  Universal Banking Services           OTP
                                                                                             8,583
MOL Group.............................  Oil and Natural Gas
                                        Industry                             MOL             7,597
Magyar Telecom........................  Telecommunications                  MATV
                                                                                             4,964
Richter Gedeon........................  Pharmaceuticals                  RICHTER
                                                                                             2,327
BorsodChem............................  Chemicals                          BCHEM
                                                                                               775
Budapesti Elektromos Muvek Rt. .......  Electricity Supply                  ELMU
                                                                                               703
Tiszai Vegyi Kombinat Company Ltd. ...  Chemicals                            TVK
                                                                                               675
Egis Ltd. ............................  Pharmaceuticals                     EGIS
                                                                                               467
Land Credit and Mortgage Bank Ltd. ...  Land Credit and Mortgage
                                        Banking Services                     FHB               417
Hungarian Elektricity Supply Co. .....  Electricity Supply                 EMASZ
                                                                                               329
Antenna Hungaria......................  Broadcasting,
                                        Telecommunications Services      ANTENNA               252
Danubius Szalloda es Gyogyudulo
  Rt. ................................  Hotels                          DANUBIUS
                                                                                               235
Zwack Unicom..........................  Beverages                          ZWACK
                                                                                                96
Graphisoft SE.........................  Software Development and
                                        Marketing                         GRAPHI                80
Zkeramia..............................  Building Industry               ZKERAMIA
                                                                                                68
Fotex.................................  Retail Trade                       FOTEX
                                                                                                55
Inter-Europa Bank.....................  Commercial Banking Services          IEB
                                                                                                54
RABA Automotive Group.................  Machinery                           RABA
                                                                                                50
Linamar Hungary.......................  Engineering and Machinery        LINAMAR
                                                                                                50
Globus Konzervipari Rt. ..............  Food Industry                     GLOBUS
                                                                                                28
Pannonplast Muanyagipari Rt. .........  Plastics                          PPLAST
                                                                                                27
Synergon Informatika Rt. .............  Information Technology          SYNERGON
                                                                                                18
NABI Autobuszipari Rt. ...............  Engineering and Machinery           NABI
                                                                                                10
Globus Konzervipari Rt. ..............  Food Industry                   GLOBUS03
                                                                                                 7
Globus Konzervipari Rt. ..............  Food Industry                 GLOBUS03/2
                                                                                                 0
BorsodChem............................  Chemicals                        BCHEM04
                                                                                              0.00

The Hungarian Traded Index (the "HTX" index, an index of the CECE Index family) is a commonly used measure of the Hungarian stock markets. The HTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the BSE. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the HTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The HTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the HTX, the Index included eight stocks as of November 25, 2005. This group represented approximately 42% of the total market capitalization of stocks listed on the BSE as of the same date.

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The following table presents the annual performance in U.S. dollar terms of the
HTX, along with the U.S. dollar-denominated returns of the Hungarian currency, the forint ("HUF"), between 2000 and 2004 and through November 30, 2005.

ANNUAL RETURNS OF THE HUNGARIAN STOCK MARKETS (1) AND CURRENCY (IN USD $)

                                           2000     2001     2002    2003     2004    11/30/05(2)
-------------------------------------------------------------------------------------------------
Hungarian Traded Exchange ("HTX").......  (22.44)%  (7.44)%  33.32%  27.83%   72.89%     16.44%
Forint ("HUF")..........................  (10.57)%   2.74%   22.42%   7.56%   15.29%     18.76%

Source: Bloomberg

(1) Simple appreciation only. Does not include dividends reinvested.

(2) Non-annualized return for January 1, 2005 through November 30, 2005.

POLAND'S ECONOMY AND SECURITIES MARKETS

After sluggish economic growth and high levels of unemployment in 2001 and 2002, Poland has shown signs of an economic recovery driven by rising levels of consumption and exports. With a market size greater than that of the Czech Republic, Slovakia and Hungary combined, Poland's 38 million consumers comprise the largest economy in Central Europe. For the past decade, Poland's GDP has grown at an annualized rate of 4.5%.(4) Poland joined the EU on May 1, 2004.

ECONOMIC TRENDS IN POLAND

                                                     2000     2001     2002     2003     2004
----------------------------------------------------------------------------------------------
GDP per capita (USD $).............................  9,874   10,220   10,528   11,090   11,965
GDP (% real change, per annum).....................   4.00     1.00     1.40     3.70     5.40
Government consumption (% of GDP)..................  18.96    18.98    19.03    18.52    17.29
Budget balance (% of GDP)..........................  (2.12)   (4.26)   (5.05)   (4.54)   (4.69)
Consumer prices (% change per annum; average)......  10.14     5.49     1.87     0.75     3.54
Public debt (% of GDP).............................  37.43    38.33    43.38     47.4    46.75
Labor costs per hour (USD $).......................   2.42     2.77     2.86     3.14     3.48
Recorded unemployment(%)...........................  14.01    18.00    19.70    20.00    19.60
Current-account balance/GDP........................  (6.00)   (2.89)   (2.62)    (1.8)   (4.28)

Source: The Economist Intelligence Unit

There are a number of economic factors that make Poland an attractive country for investment. Following four years of positive growth between 2000 and 2003, GDP expanded by 5.4% in 2004, supported by strong exports. Inflation has dropped steadily over that same period, to a nominal level. In September 2005, Poland's central bank reported that the annual growth in core inflation stood at 1.3%, markedly below the bank's target of 2.5% and lower than the annual average rate of 2.7% witnessed between 2000-2004.(5) At the same time, rising wages may continue to spur private consumption, which potentially could have a positive effect on the stock prices of Polish companies.

Poland began its transition to a market economy in 1990 under difficult macroeconomic conditions, which included high inflation and high levels of external debt. In an effort to introduce structural economic reforms, Polish policymakers liberalized prices, made the county's currency (the zloty, or PLN)

---------------

4 Republic of Poland's Official Web site: http://www.poland.pl/info/invest1.htm.

5 National Bank of Poland, "Information from the Meeting of the Monetary Policy Council, 25-26 October, 2005."

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convertible, fixed the exchange rate and lowered import barriers. Since 2000,
Poland has moved rapidly from a country that was heavily dependent on agricultural production to a more diversified economy. Fully 38.2% of Poland's exports in 2004 were related to machinery and transport equipment, while food and live animals accounted for just 7.7% of exports. In 1999, by contrast, agricultural production accounted for 25% of Poland's GDP.

The main impediment to Poland's growth is the public sector, especially the public finance system, which is hampered by losses in Polish state enterprises, entitlements, and a tax code in need of reform. In October 2005, the central bank decided to keep its main interest rate unchanged at 4.5%. In 2001, the bank's intervention rate stood at 19%. Furthermore, to stimulate economic growth, the Polish Government lowered corporate income tax to 19% from 27% in 2004. Lower tax rates are generally considered attractive to foreign investors.

THE POLISH SECURITIES MARKETS
The existence of an organized investment exchange in Poland dates from 1817, although it was suspended after World War II. Following the collapse of the Soviet Union, the Warsaw Stock Exchange (the "WSE") was established in 1991 with the introduction of an electronic trade settlement system. Although this event ushered in the development of the country's modern capital market, the market for traded shares on the WSE took several years to develop. Supervised by the Polish Securities and Exchange Commission (the "PSEC"), the WSE is the main platform in Poland for the trading of equity shares, bonds, some stock futures and a future on the WIG 20, a blue-chip index.

As of December 31, 2004, the total market capitalization of companies listed on the WSE was 29.2 billion zlotys (USD $9.69 billion). The following table depicts the total number of listed companies and the average daily trading volume on the
WSE:

                                                                              AVERAGE DAILY TRADING VOLUME
                                                             ---------------------------------------------
                                                 NUMBER OF   IN THOUSANDS                     IN THOUSANDS
YEAR                                      LISTED COMPANIES     OF SHARES*   IN MILLIONS PLN    OF USD $(1)
----------------------------------------------------------------------------------------------------------
1995....................................                65             --                --             --
1996....................................                83             31               251         67,310
1997....................................               143            518             3,583        960,692
1998....................................               198          1,626             8,766      2,350,270
1999....................................               221          4,085            28,667      7,685,680
2000....................................               225          6,157            58,329     15,638,647
2001....................................               230         12,097            60,032     15,155,679
2002....................................               216         11,190            47,599     12,495,547
2003....................................               203         12,085            66,281     17,743,291
2004....................................               230         15,270           109,531     36,623,276

* Continuous trading. Does not include single-price auction trading or block trading.

Source: Warsaw Stock Exchange

(1) U.S. dollar equivalents calculated at year-end exchange rate.

The WSE employs an order-driven trading system, which means that prices are determined by buy and sell orders. Equities may be listed on three markets based on the company's size, level of public disclosure, and value:

+ Main--This part of the exchange market encompasses securities with the highest liquidity. Companies on the main market generally have more capital and longer operating histories.

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+  Parallel--This part of the exchange encompasses securities with lower liquidity. Companies on the parallel market generally have less capital and shorter histories than companies on the main market.

+ Free--This part of the exchange encompasses securities that are admitted for public trading but that do not meet requirements for listing on the WSE's main or parallel markets.

In addition to these three main market segments, investors may select the SiTech segment, which lists companies across the major market segments principally engaged in the information technology and telecommunications industries.

Quotations are made in a continuous, single-price with two auctions, and trading for large numbers of shares are available through block trades. Clearing of trades is handled by the National Depository for Securities, with settlement periods for stocks of T+3; bonds, T+2; and futures, T+1. The Depository uses the National Bank of Poland, the country's central bank, as its clearing bank.

Poland's stock market is concentrated in the banking sector, with significant weightings in the telecom and chemicals sectors, as illustrated in the table below.

INDUSTRY COMPOSITION OF THE WARSAW STOCK EXCHANGE, AS OF DECEMBER 31, 2004

                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Banking.....................................................                   46.7%
Telecom.....................................................                   14.2
Chemicals...................................................                   10.8
Metals......................................................                    4.8
Food........................................................                    3.9
Media.......................................................                    3.3
Construction................................................                    2.8
Information Technology......................................                    2.7
Wood & Paper................................................                    2.3
Wholesale & Retail..........................................                    2.2
Building Materials..........................................                    1.3
Insurance...................................................                    0.9
Electroengineering..........................................                    0.6
Light Industry..............................................                    0.4
Other.......................................................                    3.0
                                                              ---------------------
Total.......................................................                  100.0%
                                                              =====================

Source: Warsaw Stock Exchange

As of December 31, 2004, the following 20 largest companies traded on the WSE accounted for 78.0% of the total market capitalization of all companies traded on the exchange:

                                                                               MARKET CAPITALIZATION
                                                                 MIL. SHARES   ---------------------
                                                                 -----------   IN MIL.     IN MIL.
COMPANY                                    INDUSTRY     TICKER   OUTSTANDING    ZLOTYS     USD $(1)
----------------------------------------------------------------------------------------------------
Bank Powszechna Kasa Oszczednosci
  Polski Spolka Akcyjna SA............  Finance           PKO          1,000    27,800        9,227
Telekomunikacja Polska SA.............  Telecom          TPSA          1,400    27,720        9,200
Bank Polska Kasa Opieki SA............  Finance           PEO            166    22,974        7,625

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
                                                                               MARKET CAPITALIZATION
                                                                 MIL. SHARES   ---------------------
                                                                 -----------   IN MIL.     IN MIL.
COMPANY                                    INDUSTRY     TICKER   OUTSTANDING    ZLOTYS     USD $(1)
----------------------------------------------------------------------------------------------------
Polski Koncern Natowy Orlen SA........  Chemicals         PKN            428    16,167        5,366
Bank Przemyslowo-Hanlowy PBK SA.......  Finance           PBH             29    14,645        4,861
Bank Handlowy W Warszawie SA..........  Finance           BHW            131     8,375        2,780
Bank Zachodni WBK SA..................  Finance           BZW             73     7,077        2,349
KGHM Polska Miedz SA..................  Metals            KGH            200     6,260        2,078
Grupa Zywiec SA.......................  Brewery           ZWC             11     5,124        1,701
ING Bank Slaski SA....................  Finance           BSK             13     5,061        1,680
BRE Bank SA...........................  Finance           BRE             29     3,273        1,086
Agora SA..............................  Media             ABO             57     3,224        1,070
Frantschach Swiecie SA................  Wood and Paper    SFC             50     2,900          963
Bank Millennium SA....................  Finance           MIL            849     2,853          947
TVN Spolka Akcyjna SA.................  Media             TVN             66     2,579          856
Kredyt Bank SA........................  Finance           KRB            272     2,567          852
Boryszew Spolka Akcyjna SA............  Chemicals         BRS            119     2,396          795
Europejski Fundusz Leasingowy SA......  Finance           EFL             43     2,329          773
Globe Trade Centre Spolka Akcyjna
  SA..................................  Construction      GTC             20     2,106          699
Prokom Software SA....................  Information       PKM             14     2,042          678
                                        Technology

Source: Warsaw Stock Exchange

(1) U.S. dollar equivalents calculated at year-end exchange rate.

As is the case with the majority of exchange-listed bonds in the Central European countries, the bulk of Poland's bond issues are Treasury bonds. Corporate bonds, including those issued by foreign corporations, are also traded. In Poland, a regulated off-exchange market is organized by a company called CeTO, which handles wholesale transactions in bonds and T-bills on a dedicated platform called the Electronic Treasury Securities Market ("ERSPW"). CeTO also manages a market for corporate and municipal public utilities bonds.

The Polish Traded Index (the "PTX" index, a member of the CECE Index family) is a commonly used measure of the performance of the Polish stock markets. The PTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the WSE. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the PTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The PTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the PTX, it included 11 stocks as of November 25, 2005, which represented approximately 32.9% of the total market capitalization of stocks listed on the WSE as of the same date.

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The following table presents the annual performance in U.S. dollar terms of the
PTX, along with the U.S. dollar-denominated returns of the Polish currency, the zloty, between 2000 and 2004 and through November 30, 2005:

ANNUAL RETURNS OF POLISH STOCK MARKETS (1) AND CURRENCY (IN USD $)

                                             2000     2001    2002   2003     2004    11/30/05(2)
-------------------------------------------------------------------------------------------------
Polish Traded Exchange ("PTX").............  (3.59)% (29.99)% 3.38%  30.52%   64.74%     19.04%
Zloty......................................   0.42%    4.24%  3.54%   2.57%   23.97%     10.18%

Source: Bloomberg

(1) Simple price appreciation only.

(2) Non-annualized return for January 1, 2005 through November 30, 2005.

RUSSIA'S ECONOMY AND SECURITIES MARKETS

Since the breakup of the Soviet Union in August 1991, Russia, the largest of the former Soviet republics with a population of 145 million, has undergone substantial economic change and upheaval. The country is structured as a federation and run as a presidential republic with considerable input from governors and security services. Russia continues to be in transition from a centrally controlled command system to a market-oriented, democratic model of government. The transition has proceeded at an irregular pace and risks for investing in Russia remain significant. Financial resources are still concentrated in a few hands. Political and economic reforms are clearly needed in order for the economy to continue to grow.

In the years following the collapse of the Russian economy in 1998 and a subsequent USD $22.5 billion bailout by the International Monetary Fund, however, Russia has made significant progress in transitioning to a market-based economy. Global high levels of demand for oil and constrained production capacities prices have fostered a recovery in Russia's oil industry. Foreign investment in the country has increased and public debt levels have fallen between 2000 and 2004.

ECONOMIC TRENDS IN RUSSIA

                                                         2000    2001    2002    2003    2004
----------------------------------------------------------------------------------------------
GDP per capita (USD $).................................  6,626   7,169   7,664   8,350   9,856
GDP (% real change per annum)..........................  10.05    5.09    4.66    7.33    7.18
Government consumption (% of GDP)......................  15.09   16.44   17.69   16.89   16.46
Budget balance (% of GDP)..............................   2.37    3.08    1.65    1.63    4.16
Consumer prices (% change per annum, average)..........  20.81   21.60   15.96   13.63   10.91
Public debt (% of GDP).................................  62.15   49.35   42.01   34.80   24.80
Labor costs per hour (USD $)...........................   0.44    0.63    0.78    1.00    1.32
Recorded unemployment(%)...............................  10.49    9.03    8.00    8.47    8.18
Current-account balance/GDP(%).........................  18.04   10.95    8.65    9.02   10.43

Source: The Economist Intelligence Unit

There are a number of positive economic trends that support investment in Russia. First, GDP growth, supported by strong oil exports, has been strong, at 7.33% in 2003 and 7.18% in 2004, though it has slowed somewhat more recently (to an annualized rate of around 5.2% for the first quarter of 2005).(6) Second, in November 2005 core inflation reportedly had been brought down much lower than the hyperinflation that the country experienced in the 1990s. Third, Russia is one of the few countries in the

---------------

6 Source: The Economist Intelligence Unit, "Business Outlook: Russia, June 20, 2005.

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region that has been able to run a current account surplus over the past several years. Finally, Russia's improved fiscal position has attracted the attention of the major international credit rating agencies. On October 26, 2005, Moody's Investors Services upgraded Russia's rating in national and foreign currency liabilities from Baa3, the first investment-grade rating, to Baa2, along with the foreign-currency borrowing rating of the state owned companies Gazprom, Rosneft, Transneft and Russian Railways. Lower borrowing costs for the Russian government and companies are expected to attract increasing foreign investment to the country.(7)

Leaving aside these generally positive trends, Russia has long been and is today a collection of diverse territories in various stages of development. Progress on the structural reform front has been somewhat slowed by intense internal political struggles, and the Russian federal government has been under considerable pressure to contain certain rebellious regions within the Russian Federation, including, most recently, violence in the North Caucasus, and continued instability in Chechnya. Vladimir Putin, who became Russia's president in 2000, made the focus of his first administration tax reform and deregulation. However, in the face of opposition from within the Federation, Mr. Putin has spent much political capital shoring up power in the executive branch of government.

President Putin, who was re-elected to a second term in March 2004, has made the country's reformation into a free market economy a key priority. His second term has been focused on restructuring Russia's utilities industries and instituting housing reforms. Bureaucratic inertia, amplified by widespread government corruption, has been a significant impediment to Putin's agenda.

It is generally believed by many political analysts that, given time, Putin's policies might help smooth the country's path to eventual membership in the World Trade Organization. In May 2004, the EU removed its main obstacle to Russia's admission to the WTO--that domestic gas prices be brought in line with export prices. Notably, Russia agreed to raise domestic gas prices to be more in line with export prices by 2010, albeit at levels considerably below the pricing parity that the WTO initially sought. In other areas of market reforms, Russia agreed to liberalize its telecom industry by 2007 (although it may take longer for competitors to get licenses to open businesses that compete with the state-owned company, Rostelecom), and assented to reforming its airline regulations. However, negotiations of Russia's full admission to the WTO are far from complete, and to some extent have been hampered by the country's large bureaucracy, which is charged with enforcing the new legal standards.

The key factor in the overall performance of Russian GDP growth has been oil and natural gas exports. Oil exports revenues have soared since 2000, not only fueling domestic demand and consumption but also helping to strengthen the ruble. Russia had a trade surplus of USD $87 billion in 2004 and a current-account surplus of USD $60 billion in the same year.

According to a September 2003 report issued by the U.S. Energy Information Administration, a statistical agency of the U.S. Department of Energy, Russia is important to world energy markets because it holds the world's largest natural gas reserves, the second largest coal reserves, and the eighth largest oil reserves. Russia is the world's second largest oil exporter (after Saudi Arabia) and third largest energy consumer. Over time, it could become a more significant oil exporter. In this respect, three developments are noteworthy. First, in 2003 the Russian authorities approved British Petroleum's nearly USD $8 billion investment in Tyumen Oil, a joint venture between the two companies, which is now called TNK-BP. This major transaction represents the biggest single direct investment in Russia. Second, a political decision to build a private pipeline and expand port facilities in Murmansk is aimed at increasing oil exports to the United States. Third, to reduce Russia's dependence on oil beginning in 2004, the Russian government took steps to narrow the permitted uses of the stabilization fund, which is funded by oil revenues and is to be used to cushion the economy from the negative impact of potentially lower oil

---------------

7 Source: Russian News and Information Agency (NOVOSTI), "Moody's Upgrades Russia's Investment Rating," October 27, 2005

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revenues. The fund, which had contained USD $38 billion on November 1, 2005, currently can be used only to reduce foreign debt or to add to the state pension fund. With oil revenues adding USD $500 million per day to the Russian economy, according to press reports, President Putin has urged restraint in domestic spending and has suggested continued commitment to the Stabilization Fund and making large external debt payments.

THE RUSSIAN SECURITIES MARKETS
As noted in the "Risk Factors" section above, Russia's securities market is evolving from a frontier market into a more cohesive emerging market. However, there still is no centralized public market for trading Russian securities despite the number of stock exchanges in the country. Trading occurs mostly over-the-counter. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian companies also lack many of the protections available to stockholders of Western issuers. Accounting, financial and auditing reporting by Russian companies is also generally of lower quality and less reliability compared with Western companies.

Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably. Moreover, Russia's taxation system is frequently subject to change and enforcement is inconsistent at federal, regional and local levels.

The activity at the two major Russian stock exchanges, the Moscow Interbank Currency Exchange (the "MICEX") and the Russian Trading System (the "RTS"), accounts for substantially all of the domestic volume of trading. Both exchanges are nationwide electronic markets based on a continuous auction model. The MICEX employs an Internet trading facility, and the RTS uses a dealer market approach and quote-driven system structurally modeled after the NASDAQ system in the United States. In 2003, the RTS introduced an order-driven system. These two exchanges support a developing securities market infrastructure, including several hundred broker/dealers, and depositary, registration, clearing and settlement facilities. Regulatory oversight is handled by the Federal Securities Market Commission ("FSMC"). Russian markets encompass the entire range of financial instruments used in the global capital markets, including derivatives.

The RTS was established in 1995 to consolidate separate regional securities trading floors into a unified Russian securities market. The RTS lists Russian equity and fixed income securities, as well as futures and options (with ruble and foreign currency settlement) for both domestic and foreign portfolio managers. RTS also provides real-time trading data to global information services companies. At December 31, 2004, more than 300 securities traded on the RTS, including more than 40 bonds.

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TRADING VOLUME FOR RUSSIAN STOCKS, YEAR ENDED DECEMBER 31(1)

YEAR                                                          IN MIL. USD $   IN SHARES (000S)
----------------------------------------------------------------------------------------------
1995........................................................            220            924,218
1996........................................................          3,540         10,919,144
1997........................................................         15,600         20,415,205
1998........................................................          9,200         30,629,708
1999........................................................          2,420         22,716,229
2000........................................................          5,810         29,011,847
2001........................................................          4,450         22,648,366
2002........................................................          4,570         18,077,301
2003........................................................          6,120         17,728,537
2004........................................................          5,412         11,237,290

Source: Russian Trading System, Annual Report 2003; RTS Stock Exchange Classic

Market: Year 2004 Results

(1) Aggregate transactions in the RTS Classic Stock Market, the primary equity trading market of the Russian Trading System.

The following table shows the percentages of RTS-traded companies in each industry, by market capitalization of common stock (public float) at the end of 2003 (the latest date for which aggregate data is available):

INDUSTRY COMPOSITION OF THE RUSSIAN TRADING SYSTEM, AS OF DECEMBER 31, 2003

                                                              INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Electric Energy Production..................................                     27%
Machine Building and Metal Processing.......................                     14
Fuel Industry, including Oil................................                     12
Metallurgy..................................................                      9
Telecommunications..........................................                      7
Banking.....................................................                      5
Chemical and Petrochemical Industries.......................                      4
Food Processing Industry....................................                      3
Transportation..............................................                      3
Retail......................................................                      2
Other.......................................................                     14
                                                              ---------------------
  Total.....................................................                    100%
                                                              =====================

Source: RTS Annual Report 2003

The MICEX, the other primary stock exchange in Russia (but second to the RTS), has served as a base for the nationwide system of trades in the currency, stock and derivatives sectors of the financial market, operating both in Moscow and in Russia's largest financial and industrial centers. Jointly with its partners (the MICEX Settlement House, the National Depository Center, regional exchanges and others), the MICEX provides settlement and clearing as well as depository services.

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The following table sets forth the 30 largest Russian securities listed in
Russia based on market capitalization, as of November 30, 2005.

                                                                                    MARKET
                                                                                CAPITALIZATION
COMPANY                                   TICKER     INDUSTRY SUB GROUPING     (THOUS. USD $)(1)
------------------------------------------------------------------------------------------------
Gazprom (St. Petersburg stock
  exchange).............................   GSPBEX                        Oil
                                                       Companies--Integrated         140,884,415
LUKOIL..................................     LKOH                        Oil
                                                       Companies--Integrated          48,482,106
Surgutneftegas..........................     SNGS                        Oil
                                                       Companies--Integrated          43,446,906
Sberbank................................     SBER           Commercial Banks          21,877,201
Norilsk Nickel, GMK.....................     GMKN          Metal-Diversified          18,010,877
Siberian Oil Company (Sibneft)..........     SIBN                        Oil
                                                       Companies--Integrated          17,542,811
RAO "UES of Russia".....................     EESR       Electric--Integrated          17,097,691
Mobilniye TeleSistemy...................  MTSI RM           Telecom Services          14,026,816
Transneft...............................    TRNFP                        Oil
                                                       Companies--Integrated          11,141,633
Sistema JSFC............................     AFKS                Diversified          10,422,000
Novolipetsk Iron & Steel Corporation....     NLMK            Steel--Producer           8,450,450
Tatneft.................................     TATN                        Oil
                                                       Companies--Integrated           7,605,532
NOVATEK.................................     NVTK     Oil Companies--Natural
                                                                         Gas           7,104,956
Severstal...............................     CHMF           Steel--Producers           5,071,545
Baltika, Pivovarennaya..................     PKBA                    Brewery           4,095,982
Mechel..................................     MTLR        Metals--Diversified           3,733,949
Rosneft-Purneftegaz.....................     PFGS                        Oil
                                                       Companies--Integrated           3,695,457
Mosenergo...............................     MSNG        Electric-Integrated           3,601,793
Nizhny Tagil Ferrous Metal Factory......     NTMK                Metal--Iron           2,213,905
Rostelecom..............................    RTKMP           Telecom Services           2,076,552
Mikhaylovsky GOK........................     MGOK              Metal--Mining           1,909,687
Irkutskenergo...........................     IRGZ                   Electric           1,811,387
Sedmoy Kontinent........................     SCON         Retail Supermarket           1,709,764
Rostelecom..............................     RTKM           Telecom Services           1,665,071
MGTS Moscow City Telephone Network......     MGTS           Telecom Services           1,559,517
AEROFLOT................................     AFLT                   Airlines           1,410,482
Uralsvyazinform.........................     URSI           Telecom Services           1,367,847
Lebedyansky.............................     LEKZ                   Beverage           1,281,830
VolgaTelecom............................     NNSI           Telecom Services           1,139,401
AVTOVAZ.................................     AVAZ                 Automotive           1,078,284

Source: Bloomberg, Russian Trading System, Moscow Interbank Currency Exchange

(1) Market Capitalization based on last closing prices and currency exchange rate as of November 30, 2005.

Reflecting the composition of the Russian economy, the Russian securities markets are concentrated in the oil and gas industry. As of November 30, 2005, approximately 69% of the market capitalization of the above-listed 30 companies represented companies in the oil and gas industry.

As a general rule, shareholders with controlling stakes in a company dominate Russian equity investing. Typical of most emerging markets countries, including those of Eastern Europe, ownership structures in Russia are rarely diversified. In addition, companies rely much more on debt than equity financing; a

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small number of large stakeholders control most shareholder capital; and the government, not the market, largely controls how financial resources are allocated. This situation is markedly different from the more accessible retail, American-style of stock ownership.

The Russian securities market continues to benefit from legislative reforms. In January 2003, several amendments to the Law on the Securities Market (the "Law") became effective. The changes contained in the amended Law introduced a legislative basis for the concept of share options and clarifies the government approvals needed for the issuance or trading of Russian securities in foreign market through the mechanism of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), or similar instruments. Essentially, under Article 16 of the Law, the FSMC must approve the "placement by a Russian issuer of securities abroad." In addition, the amended Law has abolished the former requirement for Russian legal entities and individuals to notify the FSMC upon their acquisition of foreign-issued securities. Further, Article 29 of the Law has also changed the former requirement for foreign purchasers to notify the FSMC upon their acquisition of any Russian-issued securities; notice is now required only for the acquisition of shares in circumstances when Russian law has imposed limits on foreign ownership. Although the timing of their effects is uncertain, and while enforcement of the Law remains very much an open question, these changes could be favorable for foreign investment capital in the Russian securities markets as the system evolves from one favoring domestic shares and investors to a more global market model.

However, structural distortions in the Russian securities market have constrained its development. The cost of regulation is high and tax incentives are insufficient for most investors. The domestic securities market is concentrated in Moscow, where more than 60% of the country's financial capital base is located. A company's success in the stock market often depends on how closely aligned its sponsoring broker or bank is with the government and whether there is a personal relationship between the owners of the company's sponsoring broker or bank and civil servants. While securities regulation exists on the books, enforcement of rules is often poor; real sanctions for dishonest practices in client/broker relationships are rarely enforced.

In 2002, the RTS opened a new market--RTS Bonds--to facilitate trading in corporate, government and municipal bonds and Eurobonds. Russia's domestic bond market, which barely existed five years ago, has grown, but from relatively low levels and not nearly to the same extent as its Eastern European neighbors. Unlike the Russian government, which received an infusion of capital from the International Monetary Fund following its loan defaults in 1998, Russian companies do not offer investors any protection if they fail to make interest payments. Nevertheless, growing foreign interest in the asset class, fueled by low yields in alternative fixed income securities around the world, has sparked renewed investment in Russia's fledgling bond market. The value of outstanding corporate ruble bonds reached about USD $12.5 billion by August 2005, up from USD $5.4 billion in November 2003 and USD $649 million in 1997. Foreign banks and funds currently hold about a third of Russian bonds outstanding, according to press reports.

The Russian Traded Index (the "RTX" index, a member of the CECE Index family), is a commonly used measure of the Russian stock markets. The RTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the RTS. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the RTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The RTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the RTX, the index included eight stocks as of November 28, 2005, which represented approximately 41.5% of the total market capitalization of the RTS Classic Stock Market, the primary equity trading market of the Russian Trading System, as of the same date.

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The following table presents the annual performance in U.S. dollar terms of the
RTX, along with the U.S. dollar-denominated returns of the Russian currency, the ruble ("RUB"), between 2000 and 2004 and through November 30, 2005.

ANNUAL RETURNS OF THE RUSSIAN STOCK MARKETS(1) AND CURRENCY (IN USD $)

                                          2000     2001     2002     2003     2004    11/30/05(2)
-------------------------------------------------------------------------------------------------
Russian Traded Exchange ("RTX").......  (32.68)%  56.43%   26.21%   73.29%   (2.18)%     55.54%
Ruble ("RUB").........................   (2.17)%  (7.69)%  (4.54)%   9.28%    5.49%       3.92%

Source: Bloomberg

(1) Simple appreciation only. Does not include dividends reinvested.

(2) Non-annualized return for January 1, 2005 through November 30, 2005.

As the table above illustrates, the Russian securities markets are characterized by high volatility, including extremely large swings in returns (either up or down) from year to year.

TURKEY'S ECONOMY AND SECURITIES MARKETS

Located between Europe and Asia, Turkey is a dynamic emerging market economy of
72.3 million people. Over the past several decades, agriculture has steadily declined as a contributor to GDP (representing just 3.8% of total exports in 2004), having been replaced by clothing and textiles (27.9% of total GDP), road vehicles (13.1%) and iron and steel production (8.4%) as major contributors to the economy.(8)

ECONOMIC TRENDS IN TURKEY

                                                        2000     2001     2002     2003    2004
-----------------------------------------------------------------------------------------------
GDP per capita (USD $)..............................   6,668    6,220    6,713    7,050   7,400
GDP (% real change per annum).......................    7.36    (7.50)    7.78     5.00    8.93
Government consumption (% of GDP)...................   14.08    14.24    14.03    12.80   13.19
Budget balance (% of GDP)...........................  (11.45)  (19.60)  (14.53)  (10.40)  (7.04)
Consumer prices (% change per annum, average).......   54.92     54.4    44.96    25.30    8.60
Public debt (% of GDP)..............................   51.19    99.88    86.33    74.40   73.52
Labor costs per hour (USD $)........................    1.55     1.22     1.44     1.81    2.08
Recorded unemployment (%)...........................    6.60     8.53    10.35    10.65   10.30
Current-account balance/GDP.........................   (4.93)    2.33    (0.81)   (2.40)  (5.15)

Source: The Economist Intelligence Unit

A number of recent economic trends have made Turkey an attractive market for investment. Facing severe economic difficulties beginning in 2000, Turkey experienced negative GDP growth of (7.5%) in 2001. Since 2002, Turkey has generated solid economic growth. According to The Economist Intelligence Unit, real annual GDP growth was 7.78% in 2002, 5.00% in 2003 and 8.93% in 2004. Inflation in these years has been reduced by more than half.

Turkey established an industrial base through state control and protectionist policies following World War II. Policies have since shifted towards liberalization, a trend that was reinforced when Turkey signed a customs union with the EU in 1996. Turkey became a pre-accession candidate for EU membership at the Helsinki Summit in December 1999. It is not possible to know whether Turkey's EU accession

---------------

8 Source: The Economist Intelligence Unit, Factsheet: Turkey, June 16, 2005.

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negotiations, which began in earnest in October 2005, will be successful, given the collapse of the European constitution referendum that occurred during the summer of 2005, unresolved political issues over Cyprus, and opposition from several EU members to Turkey's bid to join the EU.

In addition, the Turkish government has taken major steps to reduce its reliance on external debt, reduce its spending, and modernize its financial institutions. Legislation to reform Turkey's pension and social security systems was passed in August 1999. In that same year, the Turkish government launched an economic reform program to quell high inflation and restore sustained growth, although these efforts were interrupted by the impact of several earthquakes and the financial crisis of 2000-2001. Although an IMF-backed program of reforms helped to lower spiraling prices and contributed to growth following this crisis, the government has not yet fully implemented policies to reduce inflation and unemployment levels and achieve greater income parity for its citizens.

The basic rate of corporation tax is 30%. Personal income tax rates were lowered to a range of 15-40%, down from their previous levels of 25% to 50%. Lower taxes likely will spur domestic consumption.

In June 2003, a law was passed to improve conditions for foreign investments, particularly in the area of privatization of formerly state-held companies. Notably, Turkey could complete more than USD $20 billion in privatization deals by year-end 2005. Significant transactions included the September 2005 agreement to sell 51% interest in Tupras, an oil refinery, to a consortium of Turkey's Koc Holding and Royal Dutch/Shell, for USD $4.1 billion, and the privatization in August 2005 of a 55% stake in state-run Turk Telekom to Saudi Oger and Telecom Italia, for USD $6.55 billion.

In 2004, exports totaled USD $66.9 billion, while imports were USD $90.7 billion, leaving a trade deficit of USD $23.8 billion. Although the foreign trade gap has widened, driven partly by strong economic growth and partly by high international oil prices, significant steps have been taken to promote foreign direct investment in Turkey, the proceed from which some analysts argue could be used to reduce the trade deficit.

Despite its growth prospects, the recent economic climate in Turkey has been challenging. In 2004, a petroleum workers' union successfully challenged an agreement to sell a portion of Tupras, and more recently it has filed a similar case to block the Royal Dutch/Shell transaction. Telecom workers have also gone to court to reverse the Turk Telekom transaction. Increased privatization activity has added tensions between secularists and Islamists in Turkey over the sale of strategic national assets, and caused uneasiness about the effect that an influx of Arab money to the country may have on Western relations.

THE TURKISH SECURITIES MARKETS
Turkey's securities market has its roots in the second half of the 19th century, when the first organized securities market was established following the Crimean War, in 1866. This exchange, called the Dersaaset Securities Exchange, created a medium for European investors who were seeking higher returns in the far-reaching Ottoman markets. Following the demise of the Ottoman Empire and formation of the Turkish Republic, a new law was enacted in 1929 to reorganize the capital markets under the new name, the Istanbul Securities and Foreign Exchange Bourse. The rise of the modern stock market in Turkey can be traced to this marketplace, which operated without interruption through the 1929 depression and World War II.

The laws governing the establishment, activities, operations and supervision of securities exchanges were codified by the Council of Ministers in 1983. The establishment of the securities exchanges is subject to the approval of the Finance Ministry upon the recommendation of the Capital Markets Board based in Ankara. The regulations concerning operational procedures were approved in the subsequent extraordinary meetings of the General Assembly. The Istanbul Stock Exchange was formally established at the end of 1985. The ISE is the only securities exchange in Turkey authorized to provide trading in equities, bonds

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--------------------------------------------------------------------------------

and bills, revenue-sharing certificates, private sector bonds, foreign securities, real estate certificates and international securities. In June 1991, the ISE's market for bills and bonds was established.

Listing requirements of the ISE require any individual company applying for listing to provide detailed, independently audited financial statements and consolidated financial statements for group companies. Companies must demonstrate three-year operating histories, must have had pre-tax profits in the two years prior to the application year, and must meet other detailed requirements, including, among other items, company size, debt levels and amount of equity float.

There are three principal stock market segments in the ISE:

+ National--All companies listed in the National Market must meet certain listing requirements described above. Generally, stocks listed on this market are the ISE's largest and most liquid securities. Currently, 100 companies listed on the National Market are included in the ISE National 100 Index, which is the main index of the ISE stock market.

+ Regional--The Regional Markets segment of the ISE was established to promote trading in stocks of small- and medium-sized companies incorporated in all parts of Turkey. The Regional Markets include companies delisted temporarily or permanently from the National Market, as well as companies that do not meet the National Market's listing requirements.

+ New Companies--The New Companies Market was established in 1996 to provide an organized market for trading in stocks of companies that may be under regulatory scrutiny. Companies listed in this market may be under investigation for improper, inconsistent or untimely disclosure information to the public; failure to comply with existing rules and regulations; and other situations leading to delisting and/or dismissal from the relevant market temporarily or permanently in order to protect investors' rights.

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The following table presents an overview of the historical growth of the ISE in terms of value and number of issues traded in its three principal market segments.

                                                                  NUMBER OF ISSUES BY MARKET TYPE
                                                                 ---------------------------------
                        TOTAL VALUE   TOTAL VALUE    NUMBER OF                                 NEW
YEAR                    (MIL. LIRA)   (USD $MIL.)       ISSUES     NATIONAL   REGIONAL   COMPANIES
--------------------------------------------------------------------------------------------------
1986..................            9          13              3            3        --           --
1987..................          105         118             15           15        --           --
1988..................          149         115             32           32        --           --
1989..................        1,736         773            238          238        --           --
1990..................       15,313       5,854          1,537        1,537        --           --
1991..................       35,487       8,502          4,531        4,531        --           --
1992..................       56,339       8,567         10,285       10,285        --           --
1993..................      255,222      21,770         35,249       35,249        --           --
1994..................      650,864      23,203        100,062      100,062        --           --
1995..................    2,374,055      52,357        306,254      306,254        --           --
1996..................    3,031,185      37,737        390,924      377,026    12,765          963
1997..................    9,048,721      58,104        919,784      897,383    11,889        6,670
1998..................   18,029,966      70,396      2,242,531    2,205,345    17,665       18,165
1999..................   36,877,335      84,034      5,823,858    5,747,700    52,554        9,136
2000..................  111,165,396     181,934     11,075,685   10,988,802    64,626        4,364
2001..................   93,118,834      80,400     23,938,149   23,706,279   140,757           --
2002..................  106,302,343      70,756     33,933,251   33,411,837   322,127           --
2003..................  146,644,967     100,165     59,099,780   58,297,164   682,824           --
2004..................  208,422,945     147,755     69,614,651   47,459,638   280,266           --

Source: Istanbul Stock Exchange, 2004 Annual Factbook

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The following table shows the percentages of ISE-traded companies in each industry, by market capitalization, as of December 31, 2004:

INDUSTRY COMPOSITION OF THE ISTANBUL STOCK EXCHANGE, AS OF DECEMBER 31, 2004

                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Banks.......................................................                   33.6%
Holding and Investment......................................                   15.4
Metal Products, Machinery...................................                    7.5
Chemical, Petroleum, Plastics...............................                    6.6
Basic Metals................................................                    6.2
Telecommunications..........................................                    5.5
Food, Beverage..............................................                    5.2
Non-Metal Mineral Products..................................                    4.6
Wholesale and Retail Trade..................................                    4.4
Wood, Paper, Printing.......................................                    2.4
Insurance...................................................                    1.8
Real Estate Investment Trusts...............................                    1.1
Textile, Leather............................................                    1.0
Electricity.................................................                    0.8
Leasing.....................................................                    0.7
Technology..................................................                    0.6
Transportation..............................................                    0.4
Tourism.....................................................                    0.2
Sport.......................................................                    0.2
Other.......................................................                    2.0
                                                              ---------------------
  Total.....................................................                  100.0%
                                                              =====================

Source: Istanbul Stock Exchange, 2004 Annual Factbook

The following table presents the 25 largest securities traded on the ISE in 2004 by market capitalization. These companies represented 47.1% of the total market capitalization of all companies traded on the ISE, as of December 31, 2004:

                                                                             MARKET CAPITALIZATION
COMPANY                       TICKER                     INDUSTRY SUBGROUP         (MIL. USD $)(1)
--------------------------------------------------------------------------------------------------
Turkcell Iletisi............  TCELL                       Cellular Telecom                  10,349
Akbank T.A. ................  AKBNK                       Commercial Banks                   9,351
Is Bankasi..................  ISBTR                       Commercial Banks                   9,169
KOC Holding.................  KCHOL                 Diversified Operations                   5,189
Sabanci Holding.............  SAHOL                 Diversified Operations                   4,704
Turkiye Garanti.............  GARAN                       Commercial Banks                   3,817
Enka Insaat.................  ENKAI         Divers. Operations/Comm Servs.                   2,781
Tupras......................  TUPRS               Oil Refining & Marketing                   2,561
Arcelik.....................  ARCLK                             Appliances                   2,464

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--------------------------------------------------------------------------------

                                                                             MARKET CAPITALIZATION
COMPANY                       TICKER                     INDUSTRY SUBGROUP         (MIL. USD $)(1)
--------------------------------------------------------------------------------------------------
Yapi Credi Bank.............  YKBNK                       Commercial Banks                   2,382
Ford Otomotiv...............  FROTO                 Auto-Cars/Light Trucks                   2,336
Anadolu Efes Bir............  AEFES                                Brewery                   2,296
Eregli Demir Celik..........  EREGL                        Steel Producers                   2,222
Dogan Yayin.................   DYOL                             Multimedia                   1,570
Dogan Yayin Holding.........  DOHOL                 Diversified Operations                   1,367
Turk Sise Cam...............   SISE                             Housewares                   1,176
Petrol Ofisi................  PTOFS            Retail Petroleum Production                   1,154
Migros......................  MIGRS                           Food--Retail                   1,151
Finansbank..................  FINBN                       Commercial Banks                   1,066
Turk Hava Yollar............  THYAO                               Airlines                   1,039
Petkim......................  PETKM                 Chemicals--Diversified                   1,001
Hurriyet Gzt................  HURGZ                Publishing-- Newspapers                     989
Tofas-Turk Otomo............  TOASO                 Auto-Cars/Light Trucks                     921
Akcansa CimentoUlker Gida...  AKCNS                               Building
                                               Products--Cement/Aggregates                     918
BSH Profilo.................  BSPRO                             Appliances                     881

Source: Bloomberg, Istanbul Stock Exchange

(1) As of December 31, 2004.

The ISE National 100 Index (the "TRA"), a commonly used measure of the Turkish stock markets, has been calculated since the inception of the ISE. The TRA, a capitalization-weighted price index, comprises National Market companies except investment trusts. The constituents of the Index are selected on the basis of pre-determined criteria established for companies to be included in the TRA. The ISE Executive Council determines which securities will be included in the TRA, and evaluates each company based on their market capitalization, operating history and liquidity, among other factors. The constituents of the TRA are subject to quarterly review and adjustment. The ISE National 100 Index contains the ISE National 50 and ISE National 30 companies. All Turkish lira-based ISE indices are also expressed and published in U.S. dollar terms.

The following table presents the annual performance in U.S. dollar terms of the TRA, along with the U.S. dollar-denominated returns of the Turkish currency, the lira ("TRL"), between 2000 and 2004 and through November 30, 2005.

ANNUAL RETURNS OF THE TURKISH STOCK MARKETS(1) AND CURRENCY (IN USD $)(2)

                                         2000      2001      2002      2003    2004   11/30/05(3)
-------------------------------------------------------------------------------------------------
ISE National 100 Index ("TRA").......  (50.02)%  (32.31)%  (34.47)%  112.84%  38.77%     52.67%
Lira ("TRL").........................  (18.58)%  (53.90)%  (12.39)%   17.68%   4.69%      0.91%

Source: Bloomberg

(1) Simple appreciation only. Does not include dividends reinvested.

(2) Calculated in Turkish Lira. In 2005, the Turkish Lira was replaced by the New Turkish Lira ("TRY"). The new currency dropped six decimal places.

(3) Non-annualized return for January 1, 2005 through November 30, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of common stock

GENERAL

All shares of common stock are equal as to earnings, assets, dividends, liquidation and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of our assets after debts and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights. Our outstanding common stock is listed on the NYSE under the symbol "CEE," as will be the shares offered for subscription in this rights offering. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. The rights are transferable and are listed for trading on the NYSE under the symbol "CEE.RT."

Set forth below is information with respect to our common stock as of October 31, 2005:

                                                                                        AMOUNT OUTSTANDING
                                                                   AMOUNT HELD BY US    (EXCLUSIVE OF OUR
TITLE OF CLASS                                 AMOUNT AUTHORIZED   OR FOR OUR ACCOUNT       HOLDINGS)
--------------                                 -----------------   ------------------   ------------------
Common stock, $.001 par value................     80,000,000           5,864,443            10,197,209

We have no present intention of offering additional shares, other than pursuant to this rights offering, except that additional shares may be issued under our dividend reinvestment plan. For information about our dividend reinvestment plan, see "Voluntary Cash Purchase Program and Dividend Reinvestment Plan" on page 66 of this prospectus. Additional offerings of our common stock, if made, will require approval of our board of directors and will be subject to the requirements of the Investment Company Act that common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions), except in connection with an offering to existing stockholders or with the consent of a majority of our outstanding stockholders.

PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS
AFFECTING CHANGE OF CONTROL AND EXTRAORDINARY TRANSACTIONS

We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. Our board of directors is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to that class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of our board of directors by our stockholders. A director may be removed from office only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by our stockholders generally in the election of directors. Except as otherwise required by law, any vacancy created on our board of directors can be filled only by the affirmative vote of the remaining directors in office. Our bylaws generally require that advance notice be given to us in the event a stockholder desires to nominate a person for election to the board of directors or to transact any other business at a meeting of stockholders.

In addition, the affirmative vote of the holders of two-thirds of our outstanding shares is required to authorize our dissolution or any of the following transactions:

+ the merger or consolidation of us with or into any open-end investment company;

+  the sale of all or substantially all of our assets; or

--------------------------------------------------------------------------------
 64

DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

+ any amendment to our articles of incorporation which makes the common stock a redeemable security or reduces the two-thirds vote required to authorize the actions summarized in the previous two bullets.

The full text of these provisions can be found in our articles of incorporation and bylaws, on file with the SEC, as described under "Available Information" on page ii of this prospectus. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. Our board of directors believes that the provisions of our articles of incorporation and bylaws described above provide the advantage of greater assurance of continuity of board and management composition and policies. The supermajority voting requirements are generally greater than the minimum voting requirements imposed on us by the Investment Company Act and Maryland law. Our board of directors has determined that the foregoing provisions are in the best interests of stockholders generally.

Dividends and distributions

We distribute to stockholders, at least annually, substantially all of our net investment income and net realized capital gains. Distributions are made in cash or in common stock with the option to receive cash. Stockholders entitled to a distribution to be made in common stock with the option to receive cash may elect to receive cash by timely returning a completed option card to Investors Bank & Trust Company, our dividend-paying agent.

The following table shows the history of dividends and distributions we distributed to stockholders:

                                                              ORDINARY       LONG-TERM
RECORD DATE (1)                                                 INCOME   CAPITAL GAINS   TOTAL
----------------------------------------------------------------------------------------------
12/22/2004..................................................     $0.17                   $0.17
12/22/2003..................................................     $0.22                   $0.22
11/19/2001..................................................     $0.23                   $0.23
11/16/1998..................................................     $0.14                   $0.14
9/01/1998...................................................     $0.01           $0.01   $0.02
11/17/1997..................................................     $1.54           $5.01   $6.55
9/03/1997...................................................                     $0.02   $0.02
12/19/1996..................................................     $0.11           $1.79   $1.90
12/27/1995..................................................     $0.16           $0.22   $0.38
12/29/1994..................................................     $0.20                   $0.20
12/28/1993..................................................     $0.08                   $0.08
12/28/1992..................................................     $0.17           $0.13   $0.30
9/05/1991...................................................                     $0.02   $0.02
12/04/1990..................................................     $0.22           $0.04   $0.26

(1) On December 14, 2005 we announced a dividend of $3.05 payable to stockholders of record as of December 20, 2005. The dividend comprises approximately $0.33 per share payable from net investment income, $0.21 per share payable from short-term capital gains and $2.51 per share payable in long-term capital gains. The payable date for the dividend is December 30, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Voluntary cash purchase program and dividend reinvestment plan

GENERAL

We offer stockholders a voluntary cash purchase program and dividend reinvestment plan (the "Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by us in additional shares of our common stock. A more complete description of the plan is provided in the plan brochure available from Investors Bank & Trust Company, the plan agent, Shareholder Services, P.O. Box 642, OPS 22, Boston, Massachusetts 02117-0642 (telephone 1-800-437-6269).

Under the Plan, participating stockholders appoint the plan agent to receive or invest our distributions. In addition, participating stockholders may make optional cash purchases of our shares through the plan agent as often as once a month. There is no charge to participating stockholders for participating in the plan, although when shares are purchased under the plan by the plan agent on the NYSE or otherwise on the open market, each participating stockholder will pay a pro rata share of brokerage commissions incurred in connection with these purchases.

REINVESTMENT OF FUND SHARES

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of stockholders, either in cash or in our shares of common stock, the plan agent will automatically elect to receive our shares for the account of each participating stockholder.

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock equals or is less than the market price per share on the valuation date (the market parity or premium), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder to the purchase from us of our shares for a participating stockholder's account, except that if we do not offer shares for this purpose because we conclude Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for us, then the plan agent will follow the procedure described in the next paragraph. The number of additional shares to be credited to a participating stockholder's account will be determined by dividing the dollar amount of the distribution payable to a participating stockholder by the net asset value per share of our common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for the dividend or distribution.

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock exceeds the market price per share on the valuation date (the market discount), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder (less a participating stockholder's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of that dividend or distribution) to the purchase on the open market of our shares for a participating stockholder's account. The valuation date will be the payable date for the dividend or distribution.

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VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
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VOLUNTARY CASH PURCHASES

Participating stockholders have the option of making investments in our shares through the plan agent as often as once a month. Participating stockholders may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the plan. The plan agent will apply these funds (less a participating stockholder's pro rata share of brokerage commissions or other costs, if any) to the purchase on the NYSE (or, if different, on the principal exchange for our shares) or otherwise on the open market for the participating stockholder's account, regardless of whether there is a market parity, premium or discount.

ENROLLMENT AND WITHDRAWAL

Both current stockholders and first-time investors are eligible to participate in the plan. Current stockholders may join the plan by either enrolling their shares with the plan agent or by making an initial cash deposit of at least $250 with the plan agent. First-time investors may join the plan by making an initial cash deposit of at least $250 with the plan agent. Stockholders who hold our shares in the name of a brokerage firm, bank or other nominee should contact their nominee to arrange for it to participate in the plan on the stockholder's behalf.

Participating stockholders may withdraw from the plan without charge by written notice to the plan agent. Participating stockholders who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the plan agent on their behalf, or to instruct the plan agent to sell these full shares and distribute the proceeds, net of brokerage commissions, to the withdrawing participating stockholders. Withdrawn participating stockholders will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination.

AMENDMENT AND TERMINATION OF PLAN

The plan may be amended or supplemented by us or by the plan agent only by giving each participating stockholder written notice at least 90 days prior to the effective date of the amendment or supplement, except that the notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the SEC or any other regulatory body. The plan may be terminated by us or by the plan agent by written notice mailed to each participating stockholder. Termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of written notice to the participating stockholders.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES

Reinvestment in our shares does not relieve participating stockholders from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when we issue shares representing an income dividend or a capital gains dividend, a participating stockholder will include in his or her income the fair market value of the shares received as of the payment date, which will be taxed in the same manner as if cash had been received. The shares will have a tax basis equal to their fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the plan agent, a participating stockholder will include in income the amount of the cash payment made. The basis of the shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable. For more information about taxation, see "Taxation" below.

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Taxation

DISTRIBUTIONS AND TAX MATTERS

The following is a general summary of the material tax considerations generally affecting us and our stockholders. This section is based on the Internal Revenue Code of 1986, as amended, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in us in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

We have elected to be taxed as a regulated investment company under Subchapter M of the Code and intend to meet all other requirements that are necessary for us to be relieved of federal taxes on income and gains we distribute to stockholders. As a regulated investment company, we are not subject to federal income tax on the portion of our net investment income (i.e., our investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that we distribute to stockholders, provided that we distribute at least 90% of the sum of our net investment income for the year (the "Distribution Requirement") and satisfy certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, we must derive at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in those stocks, securities or currencies.

We must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under this test, at the close of each quarter of our taxable year, (1) 50% or more of the value of our assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with these other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not greater than 10% of the outstanding voting securities of that issuer, and (2) not more than 25% of the value of our total assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which we control and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

If for any year we do not qualify as a regulated investment company, all of our taxable income (including our net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. These distributions will generally be taxable to the individual stockholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate stockholders. In addition, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible federal excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to stockholders in a calendar year other than the calendar year in which the regulated investment company earned the income. Specifically, the excise tax

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will be imposed if the regulated investment company fails to distribute in each calendar year an amount at least equal to the sum of (1) 98% of qualified dividend income and ordinary taxable income for the calendar year and (2) 98% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of this calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) any ordinary income and capital gains for previous years that were not distributed during those years. The balance of this income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

We intend to make sufficient distributions or deemed distributions of our qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that we may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

We may make investments or engage in transactions that affect the character, amount and timing of gains or losses that we realized. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any of this income would be treated as income earned by us and therefore would be subject to the distribution requirements of the Code. These investments may require us to borrow money or dispose of other securities in order to comply with those requirements. We may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require us to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we make any of these investments in order to mitigate the effect of these rules.

We invest in equity securities of foreign issuers. If we purchase shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), we may be subject to federal income tax on a portion of any "excess distribution" from this foreign corporation, including any gain from the disposition of these shares, even if the income is distributed by us to our stockholders. In addition, certain interest charges may be imposed on us as a result of these distributions. If we were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, we would be required to include each year in our income and distribute to stockholders in accordance with the distribution requirements of the Code a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to us by the QEF. Alternatively, we generally will be permitted to "mark to market" any shares we hold in a PFIC. If we make such an election, we would be required to include in income each year and distribute to stockholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted tax basis of this stock at that time. We would be allowed a deduction for the excess, if any, of the adjusted tax basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by us for prior taxable years. We will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election that we make, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the

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foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

We anticipate distributing substantially all of our net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. stockholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to this stockholder at a maximum rate of 15%. However, the amount of income that we may so designate will generally be limited to the aggregate amount of qualified dividend income we receive. Higher tax rates will be reimposed after 2008 unless further legislation by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for non-corporate U.S. stockholders than are ordinary income and short-term capital gains. In addition, we must meet certain holding period and other requirements with respect to the shares on which we receive the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period and other requirements with respect to our shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to stockholders at ordinary income rates. Dividends paid by us with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends we receive from certain domestic corporations for the taxable year. Stockholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, stockholders are required to take taxable distributions by us into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by us in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, these dividends will generally be taxable to a stockholder in the year declared rather than the year paid.

We may either retain or distribute to stockholders our net capital gain for each taxable year. We currently intend to distribute any of these amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has held his shares or whether this gain was recognized by us prior to the date on which the stockholder acquired its shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% if the property is held by us for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

Conversely, if we elect to retain our net capital gain, we will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that we also will elect to have stockholders of record on the last day of our taxable year treated as if each received a distribution of its pro rata share of this gain, with the result that each stockholder will be required to report its pro rata share of this gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by us on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by us that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

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Distributions by us will be treated in the manner described above regardless of whether these distributions are paid in cash or reinvested in additional shares of our common stock (or of shares of another fund). Stockholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors should be aware that distributions from us will, all other things being equal, have the effect of reducing the net asset value of our shares by the amount of the distribution. If the net asset value is reduced below a stockholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

A stockholder will recognize gain or loss on the sale or redemption of our shares in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the stockholder acquires other shares of us within a period of 61 days beginning 30 days before and ending 30 days after that disposition, such as pursuant to reinvestment of a dividend in our shares. Additionally, if a stockholder disposes of our shares within 90 days following their acquisition, and the stockholder subsequently re-acquires our shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the stockholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of our shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) those shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to us that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN STOCKHOLDERS

Taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign stockholder") depends on whether the income from us is "effectively connected" with a U.S. trade or business carried on by this stockholder. If the income from us is not effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends paid to this foreign stockholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. This

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foreign stockholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of our shares, capital gain dividends and amounts retained by us that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. The amount of "interest-related dividends" that we may pay each year is limited to the amount of "qualified interest income" received by us during that year, less the amount of our expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that we may pay each year generally is limited to the excess of our net short-term capital gains over our net long-term capital losses, without any reduction for our expenses allocable to such gains (with exceptions for certain gains). This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004 and will cease to apply to dividends paid with respect to our taxable years beginning after December 31, 2007, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if we do not receive a statement on Internal Revenue Service Form W-8 stating that the stockholder is not a U.S. person. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration. If the income from us is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to this stockholder and any gains realized upon the sale of our shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of foreign noncorporate stockholders, we may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless those stockholders furnish us with proper notification of their foreign status.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of our shares by an individual foreign stockholder will not be subject to U.S. federal gift tax, but the value of our shares held by this stockholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

FOREIGN TAXES

We may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% of the value of our total assets at the close of the taxable year consists of stock or securities of foreign issuers, we may elect to treat any foreign income taxes paid by us as paid directly by our stockholders.

If we make the election, each stockholder will be required to (i) include in gross income, even though not actually received, its pro rata share of our foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of our income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each stockholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by us and (ii) the portion of any actual dividend paid by us which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be

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treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from us paid in taxable years beginning before January 2, 2007 will be treated as "passive" or "financial services" income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent stockholders from claiming as a credit the full amount of their pro rata share of our foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by us unless certain holding period requirements are met.

We will make such an election only if we deem it to be in the best interest of our stockholders. A stockholder not subject to U.S. tax may prefer that this election not be made. We will notify stockholders in writing each year if we make the election and of the amount of foreign income taxes, if any, to be passed through to the stockholders and the amount of foreign taxes, if any, for which our stockholders will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the stockholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Stockholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in us.

Custodians, dividend-paying agent, transfer agent and registrar

Investors Bank & Trust Company, with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as our custodian, dividend-paying agent, transfer agent and registrar. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash.

Experts

The financial statements, at October 31, 2005, incorporated by reference in this prospectus and in the SAI have been so incorporated in reliance on the report of PwC, independent registered public accounting firm, given on their authority as experts in auditing and accounting. The principal business address of PwC is 300 Madison Avenue, New York, New York, 10017.

Validity of shares

The validity of the shares offered in this rights offering will be passed on for us by Sullivan & Cromwell LLP, New York, New York, and for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

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Table of contents of the Statement of Additional Information


------------------------------------------------------------------
General information.........................................   B-2
Investment objective and policies...........................   B-2
Investment restrictions.....................................   B-5
Net asset value.............................................   B-6
Management..................................................   B-8
Control persons and principal holders of securities.........  B-17
Investment advisory and other services......................  B-18
Brokerage allocation and other practices....................  B-25
Financial statements........................................   F-1

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No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of us since the date hereof or that the information contained herein is correct as of any time subsequent to its date. In the event that a material change in our affairs occurs subsequent to the date hereof, a supplemental prospectus will be distributed in accordance with applicable law. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the registered securities to which it relates. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

TABLE OF CONTENTS
------------------------------------------------------

Available information.................    ii
Prospectus summary....................     1
Fee table.............................     8
Financial highlights..................     9
Market and net asset value
  information.........................    11
Our rights offering...................    12
Use of proceeds.......................    24
Investment objective and policies.....    24
Risk factors..........................    27
Our management........................    35
The Central European, Russian and
  Turkish economies and securities
  markets.............................    37
Description of common stock...........    64
Dividends and distributions...........    65
Voluntary cash purchase program and
  dividend reinvestment plan..........    66
Taxation..............................    68
Custodians, dividend-paying agent,
  transfer agent and registrar........    73
Experts...............................    73
Validity of shares....................    73
Table of contents of the Statement of
  Additional Information..............    74

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                (THE CENTRAL EUROPE AND RUSSIA FUND, INC. LOGO)

                    The Central Europe and Russia Fund, Inc.

                              3,417,070 SHARES OF
                             COMMON STOCK ISSUABLE
                           UPON EXERCISE OF RIGHTS TO
                           SUBSCRIBE FOR SUCH SHARES
                         ------------------------------

                                   PROSPECTUS
                         ------------------------------
                              UBS INVESTMENT BANK
                               December 19, 2005
             ------------------------------------------------------
             ------------------------------------------------------

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THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") is not a prospectus, but should be read in conjunction with our prospectus dated December 19, 2005. This SAI does not include all information that a prospective investor should consider before purchasing our shares, and investors should obtain and read the prospectus prior to purchasing shares. A copy of the prospectus may be obtained without charge, by calling our information agent at 1-800-221-4215. This SAI incorporates by reference the entire prospectus. Defined terms used in this SAI have the same meaning as provided in the prospectus. The date of this SAI is December 19, 2005.

TABLE OF CONTENTS

                                                               PAGE
-------------------------------------------------------------------
General information.........................................    B-2
Investment objective and policies...........................    B-2
Investment restrictions.....................................    B-5
Net asset value.............................................    B-6
Management..................................................    B-8
Control persons and principal holders of securities.........   B-17
Investment advisory and other services......................   B-18
Brokerage allocation and other practices....................   B-25
Financial statements........................................    F-1


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

General information

We were incorporated in Maryland on February 6, 1990 as The United Germany Fund, Inc. On February 15, 1990, we changed our name to The Future Germany Fund, Inc., and thereafter commenced investment operations under that name. On June 29, 1995, we changed our name to The Central European Equity Fund, Inc. On June 25, 2003, we changed our name to the current one, The Central Europe and Russia Fund, Inc.

Investment objective and policies

Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. We may not be able to achieve our objective. For a more detailed discussion of our investment objective and policies, see "Investment Objective and Policies" on page 24 of the prospectus.

The following is a discussion of other investment policies and practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to these practices that supplements the material contained in the prospectus. For purposes of policies and practices discussed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

WARRANTS

We may invest in warrants if consistent with our investment objective. The warrants in which we may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of that issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making these securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.

PARTICIPATION CERTIFICATES

Certain German, Swiss and Austrian companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges.

These securities may have higher yields; however, they may be less liquid than common stock. We may invest in Participation Certificates of issuers in any European country or Russia.

FUTURES AND OPTIONS

For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, to the extent permitted by applicable United States law, invest in the index and bond futures

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent of this instrument in certain circumstances, called for in the contract at a specific price at a future date. We will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in our portfolio or all or a portion of our portfolio. We will not invest in options or futures if, immediately thereafter, more than the amount of our total assets would be hedged. For hedging purposes, we may also purchase put and call options on bonds and other securities, as well as securities indices, if and when such investments become available. We may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.

We may also write (also referred to as "selling") covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of our entire portfolio. A call option gives the holder the right to purchase the underlying securities from us at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (also referred to as the "seller") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as we are obligated as the writer of the option, we will own:

+  the underlying securities subject to the option;

+ securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or

+ warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option.

In the case of covered call options on securities indices, references to securities in the bullet points above will include such securities as the investment adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of the second two bullets, securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of our authority to write covered call options, we may pledge our assets.

In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, our potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that we might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, we would hold a security which might otherwise have been sold to protect against depreciation. In addition, our portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by us increases and we have not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

FIXED INCOME SECURITIES

We may also invest up to 20% of our total assets in fixed income securities of European or Russian issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European or Russian currency or composite currency, which have been determined by our investment manager and investment adviser to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, our investment manager and investment adviser will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or the Russian currency or composite currency, including bank time deposits and certificates of deposit.

LOANED SECURITIES

We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act, which currently requires that:

+ the borrower pledge and maintain with us collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned;

+ the borrower add to such collateral whenever the price of the loaned securities rises (e.g., the value of the loan is "marked to market" on a daily basis);

+  the loan be made subject to termination by us at any time; and

+ we receive reasonable interest on the loan (which may include a portion of the interest from our investing any cash collateral in interest bearing short-term investments).

Any such collateral may be invested by us in repurchase agreements collateralized by securities issued or guaranteed by the United States Government. Any distributions on the loaned securities and any increase in their market value accrue to us. Loan arrangements made by us will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by our investment manager and adviser, and will be considered in making decisions with respect to lending of securities, subject to review by our board of directors. We may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by our board of directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for our account.

CURRENCY TRANSACTIONS

We may attempt to hedge our foreign currency exposure by entering into forward currency contracts. We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment adviser believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the United States dollar, we may, in order to hedge the value of our portfolio, enter into forward contracts, e.g., to sell fixed amounts of such currencies for fixed amounts of United States dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Our dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to our specific receivables or payables, which will generally arise in connection with the purchase or sale of our portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or generally quoted in that currency.

We may engage in "conventional hedging," which involves entering into forward currency contracts to sell fixed amounts of a foreign currency (such as Russian Roubles) for fixed amounts of United States dollars in order to hedge the United States dollar value of our portfolio. We may also engage in "cross-hedging", which involves entering into forward currency contracts to sell fixed amounts of such foreign currency (such as Russian Roubles) for fixed amounts of another foreign currency to which we may seek exposure (such as Euros).

We may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in our portfolio denominated or generally quoted in or currently convertible into such currency. If we enter into a hedging transaction, our custodian or subcustodian will place cash or United States Government or other liquid securities in a segregated account of ours in an amount equal to the value of our total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of our commitment with respect to the contract.

Investment restrictions

In addition to its investment objective and the other investment policies described under "Investment Objective and Policies" above and in the prospectus, we have adopted certain investment restrictions, which are fundamental policies and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a "majority" means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a "majority vote." For purposes of the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

We may not:

 1. purchase more than 10% of the voting securities of any single issuer;

 2. invest 25% or more of our total assets in the securities of issuers in any one industry;

 3. issue senior securities, borrow money or pledge our assets, except that we may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of our total assets (not including the amount borrowed) and will not purchase securities while any of these borrowings are outstanding, and except that we may pledge our assets in connection with writing covered call options;

 4. make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with our investment policies;

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

 5. buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Investment Objective and Policies--Portfolio Structure" on page 25 of the prospectus and under "Investment Objective and Policies--Currency Transactions" on page B-4 of this SAI);

 6. make short sales of securities or maintain a short position in any security;

 7. buy, sell or write put or call options (other than as described under "Investment Objective and Policies--Portfolio Structure" on page 25 of the prospectus and under "Investment Objective and Policies--Futures and Options" on page B-2 in this SAI);

 8. purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

 9. act as an underwriter, except to the extent we may be deemed to be an underwriter in connection with the sale of securities in our portfolio; or

10. purchase securities, the sale of which by us could not be effected without prior registration under the Securities Act, except that this restriction shall not preclude us from acquiring non-U.S. securities.

We are classified as a "non-diversified" investment company under the Investment Company Act, which means we are not limited by the Investment Company Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we conduct our operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves us of any liability for Federal income tax to the extent that our earnings are distributed to stockholders. To so qualify, among other requirements, we must limit our investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of our total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of our total assets must be represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of our total assets and not more than 10% of the issuer's outstanding voting securities.

For purposes of our policy not to invest 25% or more of the total value of our assets in a particular industry, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor's Corporation.

Net asset value

Net asset value per share is determined on each business day that the NYSE is open for trading as of 11:30 a.m. New York City time. The daily NAVs will be publicly announced via website posting (www.germanyfund.com) as soon as reasonably possible after the 11:30 a.m. calculation time, currently expected to be in the range of 1:00 p.m. to 2:00 p.m., New York time. The NAVs will also continue to be made available via toll-free telephone (1-800-GERMANY) following the website posting. Net asset value per share is calculated by dividing the value of our net assets (the value of our assets less our liabilities) by the total number of shares of our common stock outstanding. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

All securities for which market quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded prior to the time of determination. If no sale occurs on that business day or there is otherwise no last quoted sale price available at that time, and both bid and asked prices are available, the securities are valued at the mean between the last current bid and asked prices (but if no quoted asked prices are available, they are valued at the last quoted bid price). Unlisted

--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------

securities and listed securities whose primary market is over-the-counter will be valued, if both bid and asked prices are available, at the mean between the last current bid and asked prices prior to the time of determination (but if no quoted asked prices are available, they are valued at the last quoted bid price). If bid and asked quotations are not available, then these securities are valued at their fair value as determined in good faith by or under the direction of our board of directors.

Warrants issued separately from any other security will be valued upon their issuance and prior to commencement of trading at the stated value ascribed by the issuing entity. Warrants attached to other securities (also known as a unit) are given no separate value. Warrants that become detached from a unit are initially valued at the difference between the value of the unit prior to detachment and the value of the other security after detachment. Warrants are then valued at the quoted last sales price. Rights that are trading will be valued as any other equity security. If the rights are not trading and the shares resulting from exercising the rights are trading, then the rights will be valued at the market value of the new shares minus the cost to subscribe to the new shares multiplied by the subscription ratio. If the rights are not trading and the shares resulting from exercising the rights are not trading, then the rights are valued at their fair value as determined in good faith by or under the direction of our board of directors. Upon commencement of trading, both warrants and rights are valued as any other security.

New shares initially issued resulting from the exercise of rights will be valued as any other security if the new shares are trading. If the new shares are not trading and the rights are still trading, then the shares will be valued at the market value of the number of rights needed to exercise to receive the new shares less the cost to subscribe to the new shares. If the rights are not trading and the new shares are not trading, then the shares are valued at their fair value as determined in good faith by or under the direction of our board of directors.

Initial public offering securities will be initially valued at the offer price, and, upon commencement of trading, will be valued as any other security. Any securities tendered by us will continue to be valued at the closing market price until the tender is completed. Debt securities with a remaining maturity of 60 days or less at the time of purchase will be valued at amortized cost unless the circumstances indicate that amortized cost does not approximate fair value. Overnight repurchase agreements and other repurchase agreements maturing in seven days or less will be valued at par. Longer-term repurchase agreements will be valued at the bid quotations. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of our board of directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management

DIRECTORS AND OFFICERS

The names and addresses of our directors and officers are set forth below, together with their positions and their principal occupations during the past five years and, in the case of directors, their positions with certain other organizations and companies.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                         TERM OF OFFICE AND                                    COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED                PAST FIVE YEARS           BY DIRECTOR
----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(3)
Detlef Bierbaum, 63(3)      Director        Since 1990.       Partner of Sal. Oppenheim Jr.         2
                                                              & Cie KGaA (investment
                                                              management) (over five years).
John Bult, 69(3)            Director        Since 1990.       Chairman, PaineWebber                 3
                                                              International (asset
                                                              management)(since 1985).
Christian H. Strenger,                      Since 1990.       Non-executive Director (since         3
 62(3)                      Non-executive                     1999) and Managing Director
                            Director                          (1991-1999) of DWS Investment
                            and                               GmbH (investment management),
                            Chairman                          a subsidiary of Deutsche Bank
                                                              AG.


                            OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE               DIRECTOR
-------------------------  -----------------------------
INTERESTED DIRECTORS(3)
Detlef Bierbaum, 63(3)     Director, The European Equity
                           Fund, Inc. (since 1986).(4)
                           Member of the Supervisory
                           Board, Tertia
                           Handelsbeteiligungsgesellschaft
                           mbH (electronic retailer).
                           Member of Supervisory Board,
                           Douglas AG (retailer). Member
                           of Supervisory Board, LVM
                           Landwirtschaftlicher
                           Versicherungsverein
                           (insurance). Member of
                           Supervisory Board, Monega
                           KAG. Member of Supervisory
                           Board, AXA Investment
                           Managers GmbH (investment
                           company). Chairman of
                           Supervisory Board, Oppenheim
                           Kapitalanlagegesellschaft mbH
                           (investment company).
                           Chairman of Administrative
                           Board, Oppenheim Prumerica
                           Asset Management S.a.r.l.
                           (investment company). Member
                           of Supervisory Board,
                           Altradius N.V. (insurance
                           company). Member of the
                           Supervisory Board of DWS
                           Investment GmbH. Member of
                           the Board of Duindee REIT,
                           Toronto. Chairman of the
                           Supervisory Board, Oppenheim
                           Real Estate Investment GmbH.
                           Member of the Supervisory
                           Board, Cologne Reinsurance
                           AG.
John Bult, 69(3)           Director, The European Equity
                           Fund, Inc. (since 1986) and
                           The New Germany Fund, Inc.
                           (since 1990).(4) Director,
                           The Greater China Fund, Inc.
                           (closed-end fund).
Christian H. Strenger,     Director, The European Equity
 62(3)                     Fund, Inc. (since 1986) and
                           The New Germany Fund, Inc.
                           (since 1990).(4)
                           Non-executive director,
                           Fraport AG (international
                           airport business).
                           Non-executive Board member of
                           Hermes Focus Asset Management
                           Europe Ltd.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                         TERM OF OFFICE AND                                    COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED                PAST FIVE YEARS           BY DIRECTOR
----------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
Dr. Kurt W. Bock, 47(5)     Director        Since 2004.       Member of the Board of           2.....
                                                              Executive Directors and CFO,
                                                              BASF Aktiengesellschaft
                                                              (chemicals) (since 2003);
                                                              President, Logistics and
                                                              Information Services, BASF
                                                              Aktiengesellschaft
                                                              (2000-2003); Chief Financial
                                                              Officer, BASF Corporation
                                                              (1998-2000). Managing
                                                              Director, Robert Bosch Ltda.
                                                              (automotive and industrial
                                                              products) (1996-1998); Senior
                                                              Vice President, Finance and
                                                              Accounting, Robert Bosch GmbH
                                                              (1994-1996); Senior Vice
                                                              President, Finance, Robert
                                                              Bosch GmbH (1992-1994); Head
                                                              of Technology, Planning and
                                                              Controlling, Engineering
                                                              Plastics division, BASF
                                                              Aktiengesellschaft
                                                              (1991-1992); Executive
                                                              Assistant to BASF's Chief
                                                              Financial Officer (1987-
                                                              1991).
Ambassador                  Director        Since 2000.       Chairman, Diligence LLC,         54....
Richard R. Burt, 58                                           (international information and
                                                              risk management firm) (since
                                                              2002). Chairman, IEP Advisors,
                                                              Inc. (information services
                                                              firm) (1998-2001). Chairman of
                                                              the Board, Weirton Steel Corp.
                                                              (1996-2004). Formerly,
                                                              Partner, McKinsey & Company
                                                              (consulting firm) (1991-1994).
                                                              U.S. Ambassador to the Federal
                                                              Republic of Germany
                                                              (1985-1989).
John H. Cannon, 63          Director        Since 2004.       Consultant (since 2002). Vice    3.....
                                                              President and Treasurer,
                                                              Venator Group/Footlocker Inc.
                                                              (footwear retailer) (until
                                                              2001).


                            OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE               DIRECTOR
-------------------------  -----------------------------
NON-INTERESTED DIRECTORS
Dr. Kurt W. Bock, 47(5)    Director of The European
                           Equity Fund, Inc. (since
                           2004).(4) Member of the
                           Supervisory Boards of
                           Wintershall AG (since 2003)
                           and Basell N.V., (since
                           2003). Member of the Advisory
                           Boards of WINGAS GmbH (since
                           2003), WIEH GmbH (since
                           2003), Landesbank Baden-
                           Wurttemberg (since 2003),
                           Initiative D21 (since 2003),
                           DBW ("Die
                           Betriebswirtschaft") (since
                           2003), and Gesellschaft fur
                           Unternehmensplanung (IUP)
                           (since 2004). Member of the
                           Boards of BASFIN Corporation
                           (since 2002), Deutsches
                           Rechnungslegungs Standards
                           Committee ("DRSC") (since
                           2003),
                           Schmalenbachgesellschaft
                           (since 2004), and Jacob Gould
                           Schurman Stiftung (since
                           2004). Member of the Trustees
                           of Arbeitskreis Evangelischer
                           Unternehmer ("AEU") (since
                           2003). Member of the Advisory
                           Council of Deutsche Bank AG
                           (since June 2004). Member of
                           the Advisory Board of Gebr.
                           Rochling KG (since May 2004).
Ambassador                 Director, The European Equity
Richard R. Burt, 58        Fund, Inc., as well as other
                           funds in the Fund Complex as
                           indicated.(4) Board Member,
                           IGT, Inc. (gaming technology)
                           (since 1995). Board Member,
                           Hollinger International
                           (printing and publishing)
                           (since 1995). Board Member,
                           HCL Technologies, Inc.
                           (information technology and
                           product engineering) (since
                           1999). Member, Textron
                           Corporation International
                           Advisory Council (aviation,
                           automotive, industrial
                           operations and finance)
                           (since 1996). Director,
                           UBS-Paine Webber family of
                           Mutual Funds.
John H. Cannon, 63         Director of The New Germany
                           Fund, Inc. (since 1990) and
                           The European Equity Fund,
                           Inc. (since 2004).(4)

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                         TERM OF OFFICE AND                                    COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED                PAST FIVE YEARS           BY DIRECTOR
----------------------------------------------------------------------------------------------------------
Fred H. Langhammer, 61(8)   Director        Since 2003.       Chairman, Global Affairs, The    2.....
                                                              Estee Lauder Companies Inc.
                                                              (manufacturer and marketer of
                                                              cosmetics) (since July 2004),
                                                              Chief Executive Officer (2000-
                                                              2004), President (1995-2004),
                                                              Chief Operating Officer (1985-
                                                              1999), Managing Director,
                                                              operations in Germany (1982-
                                                              1985), President, operations
                                                              in Japan (1975-1982).
Dr. Frank Tromel, 69(9)     Director        Since 2005.       Deputy Chairman of the           3.....
                                                              Supervisory Board of DELTON AG
                                                              (strategic management holding
                                                              company operation in the
                                                              pharmaceutical, household
                                                              products, logistics and power
                                                              supply sectors) (since 2000).
                                                              Member (since 2000) and Vice-
                                                              President (since 2002) of the
                                                              German Accounting Standards
                                                              Board; Chairman of the Board
                                                              of Managing Directors of
                                                              DELTON AG (1990-1999);
                                                              Chairman of the Board of
                                                              Managing Directors of ALTANA
                                                              AG (management holding company
                                                              for the pharmaceutical and
                                                              chemical operation)
                                                              (1987-1990) and Member of the
                                                              Board (1977-1987).
Robert H. Wadsworth, 65     Director        Since 1990.       President, Robert H. Wadsworth   69....
                                                              Associates, Inc. (consulting
                                                              firm) (since 1983). President
                                                              and Trustee, Trust for
                                                              Investment Managers
                                                              (1999-2002). President,
                                                              Investment Company
                                                              Administration, L.L.C. (1992-
                                                              2001). President, Treasurer
                                                              and Director, First Fund
                                                              Distributors, Inc. (mutual
                                                              fund distribution)
                                                              (1990-2002). Vice President,
                                                              Professionally Managed
                                                              Portfolios (1991-2002). Vice
                                                              President, Advisors Series
                                                              Trust (registered investment
                                                              companies) (1996-2002).
Werner Walbrol, 67          Director        Since 1990.       President and Chief Executive         3
                                                              Officer, The European American
                                                              Chamber of Commerce, Inc.
                                                              Senior Adviser, Baker &
                                                              McKenzie (law firm). Formerly,
                                                              President and Chief Executive
                                                              Officer, The German American
                                                              Chamber of Commerce, Inc.
                                                              (until 2003).


                            OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE               DIRECTOR
-------------------------  -----------------------------
Fred H. Langhammer, 61(8)  Director, The European Equity
                           Fund, Inc. (since 2003).(4)
                           Director, German-American
                           Chamber of Commerce, Inc.
                           Co-Chairman, American
                           Institute for Contemporary
                           German Studies at Johns
                           Hopkins University. Senior
                           Fellow, Foreign Policy
                           Association. Director, The
                           Walt Disney Company
                           (entertainment). Director,
                           Sinsei Bank.
Dr. Frank Tromel, 69(9)    Director, The European Equity
                           Fund, Inc. (since 2005) and
                           The New Germany Fund, Inc.
                           (since 1990).
Robert H. Wadsworth, 65    Director, The European Equity
                           Fund, Inc. (since 1986) and
                           The New Germany Fund, Inc.
                           (since 1992) as well as other
                           funds in the Fund Complex as
                           indicated.(4)
Werner Walbrol, 67         Director, The European Equity
                           Fund, Inc. (since 1986).(4)
                           Director, TUV Rheinland of
                           North America, Inc.
                           (independent testing and
                           assessment services).
                           President and Director,
                           German-American Partnership
                           Program (student exchange
                           programs). Director, AXA Art
                           Insurance Corporation (fine
                           art and collectible insurer).


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                           TERM OF OFFICE AND
NAME, ADDRESS(1) & AGE                POSITION(S) WITH FUND(6)           LENGTH OF TIME SERVED
----------------------          -------------------------------------   ------------------------
OFFICERS
Vincent J. Esposito, 49         President and Chief Executive Officer   Since 2005.
Sandra M. Schaufler, 38         Chief Investment Officer                Since 2004.
Carole Coleman, 36              Secretary                               Since 2005.
Paul Schubert, 42               Treasurer and Chief Financial Officer   Since 2005.
Kathleen Sullivan D'Eramo, 48   Assistant Treasurer                     Since 2003.

                                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1) & AGE                     DURING PAST FIVE YEARS
----------------------          --------------------------------------------
OFFICERS
Vincent J. Esposito, 49         Managing Director, Deutsche Asset Management
                                (since 2003). Formerly, Managing Director
                                and Head of Relationship Management, Putnam
                                Investments (March 1999-2003) and Managing
                                Director and National Sales Manager, Putnam
                                Investments (March 1997-March 1999).
Sandra M. Schaufler, 38         Director, Deutsche Asset Management (since
                                2004). Formerly, Director of Equity Sales,
                                HVB Capital Markets (2001-2003); Portfolio
                                Manager and Equity Analyst, Deutsche Asset
                                Management (1997-2001).
Carole Coleman, 36              Director Deutsche Asset Management (since
                                2005); Associate General Counsel, Fred Alger
                                & Company (2002-2005); Associate Attorney,
                                Charpie & Associates (1995-2002).
Paul Schubert, 42               Managing Director, Deutsche Asset Management
                                (since 2004). Formerly, Executive Director,
                                Head of Mutual Fund Services and Treasurer,
                                UBS Global Asset Management Family of Funds
                                (1994-2004); Senior Vice President and
                                Director of Mutual Fund Finance at UBS
                                Global Asset Management (1994-1998).
Kathleen Sullivan D'Eramo, 48   Director, Deutsche Asset Management (since
                                2002). Formerly, Senior Vice President,
                                Zurich Scudder Investments (2000-2002).

 (1) Unless otherwise indicated, the address of all directors and officers is c/o Deutsche Asset Management., 345 Park Avenue, New York, New York 10154.

 (2) Includes The European Equity Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes [186] other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

 (3) Indicates "Interested Person", as defined in the Investment Company Act. Mr. Bierbaum is an "interested" director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" director because of his affiliation with DBS Securities LLC, a registered broker-dealer, and the dealer manager in this rights offering; and Mr. Strenger is an "interested" director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

 (4) The European Equity Fund, Inc. and The New Germany Fund, Inc. are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies:
     Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: Scudder Blue Chip Fund, Scudder Equity Trust, Scudder High Income Series, Scudder State Tax-Free Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and Scudder Money Funds. Mr. Wadsworth also serves as Director of Scudder High Income Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, and Scudder Strategic Municipal Income Trust, which are closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp., each an indirect wholly-owned subsidiary of Deutsche Bank AG. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

 (5) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.

 (6) Each also serving as an officer of The European Equity Fund, Inc. and The New Germany Fund, Inc. Our officers are elected annually by our board of directors at their meeting following the Annual Meeting of Stockholders.

 (7) Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank's deferred compensation plan.

 (8) In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. As of April 1, 2004, the loan was fully repaid.

 (9) Dr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.


The following table contains additional information with respect to the beneficial ownership of equity securities by each of our directors and, on an aggregated basis, in any registered investment companies overseen by the director within our same Family of Investment Companies:


                                       DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                            SECURITIES IN THE      ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                      FUND(1)                       INVESTMENT COMPANIES(1)(2)
--------------------------------------------------------------------------------------------------------------
Detlef Bierbaum......................                None.                                               None.
Kurt W. Bock.........................                None.                                               None.
John Bult............................        Over $100,000                                       Over $100,000
Ambassador Richard R. Burt...........     $50,001-$100,000                                       Over $100,000
John H. Cannon.......................      $10,001-$50,000                                    $50,000-$100,000
Fred H. Langhammer...................                None.                                               None.
Christian H. Strenger................      $10,001-$50,000                                     $10,001-$50,000
Frank Tromel.........................                None.                                               None.
Robert H. Wadsworth..................        Over $100,000                                       Over $100,000
Werner Walbrol.......................        Over $100,000                                       Over $100,000

(1) Valuation date is November 30, 2005.

(2) The Family of Investment Companies consists of us, The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and investment manager and hold themselves out as related companies.

Our Board of Directors presently has five standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee"), a nominating committee (the "Nominating Committee") and a special committee on shareholder initiatives (the "Special Shareholder Initiatives Committee").

The Audit Committee, comprising Messrs. Burt, Cannon, Tromel, Wadsworth and Walbrol, operates pursuant to a written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission ("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met eight times during the fiscal year ended October 31, 2005.

The Advisory Committee, comprising Messrs. Bierbaum, Burt, Wadsworth and Walbrol, makes recommendations to the full Board with respect to the Management Agreement between us and DIMA,

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

and the Investment Advisory Agreement between us and DeAMI. The Advisory Committee met twice during the past fiscal year, in connection with the annual continuance of those agreements.

The Executive Committee, comprising Messrs. Burt, Strenger, Wadsworth and Walbrol, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

The Special Shareholder Initiatives Committee, comprising Messrs. Bult, Burt, Cannon, Wadsworth and Walbrol, has the authority to act for the Board on all matters relating to stockholder initiatives. The Special Shareholder Initiatives Committee met three times during the past fiscal year.

The Nominating Committee comprises Messrs. Burt, Wadsworth and Walbrol. The Board has determined that each of the members is not an "interested person" as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the our Bylaws. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, our Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of our common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in our Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by our Bylaws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met twice during the past fiscal year.

All members on each of the five committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee; Mr. Bierbaum, an interested person, is a member of the Advisory Committee; and Mr. Bult, an interested person, is a member of the Special Shareholder Initiatives Committee).

During the past fiscal year, the Board of Directors had five regular meetings, and each incumbent director that served as a director during the past fiscal year, with the exception of Mr. Langhammer and Mr. Bock, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that director served. The Board has a policy that encourages directors to attend the Annual Meeting of Stockholders, to the extent travel to the Annual Meeting of Stockholders is reasonable for that director. Four directors attended the 2005 Annual Meeting of Stockholders.

To communicate with the Board of Directors or an individual director, a stockholder must send a written communication to our principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The Central Europe and Russia Fund, Inc.), addressed to (i) the Board of Directors or an individual director, and (ii) our Secretary. Our Secretary will direct the correspondence to the appropriate parties.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

We pay each of our directors who is not an interested person of us, of DeAMI or of DIMA an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such director who is also a director of The European Equity Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a director of each such fund. No director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and no such director receives more than the annual fee of two funds. Each of the three funds reimburses the directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 162 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from us for the fiscal year ended October 31, 2005, and (b) the total compensation from each fund in the Fund Complex for the most recently completed fiscal year of each such fund, for (i) each director who is not an interested person of the Fund, and (ii) all such directors as a group:

                                                       AGGREGATE COMPENSATION     TOTAL COMPENSATION
NAME OF DIRECTOR                                                    FROM FUND   FROM FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------
Dr. Kurt W. Bock.....................................                  $9,000                $14,750
Ambassador Richard R. Burt...........................                 $14,750                $34,750
John H. Cannon.......................................                 $13,500                $34,500
Fred H. Langhammer...................................                 $10,500                $18,750
Frank Tromel.........................................                      --*               $15,250
Robert H. Wadsworth..................................                 $15,250                $36,250
Werner Walbrol.......................................                 $16,500                $37,500
                                                                    ---------             ----------
Total                                                                 $83,500               $191,750
                                                                    ---------             ----------
                                                                    ---------             ----------

* Dr. Tromel became a director in July 2005.

No compensation is paid by us to directors or officers who are interested persons of us or of any entity of the Deutsche Bank Group.

CODE OF ETHICS

Our Board of Directors has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic's preclearance requirements. In addition, the code of ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Our investment manager (in its capacity as our investment manager) has adopted a code of ethics pursuant to Rule 17j-1 under Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethics preclearance requirements. In addition, the code of ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Our investment adviser has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic's requirements. The code

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

of ethics requires prior approval for personal investment in initial public offerings and prohibits short-term trading profits, "front running" trades placed by us, naked short sales, and personal investment in private placements.

These code of ethics are on file with and available from the SEC at http://www.sec.gov or by calling 1-202-551-8090. Copies may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated proxy voting responsibilities to our investment manager, subject to our board of directors' general oversight. We have delegated proxy voting to our investment manager with the direction that proxies should be voted consistent with our best economic interests. Our investment manager has adopted its own Proxy Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between our interests, and the interests of our investment manager and its affiliates. The Guidelines set forth our investment manager's general position on various proposals, such as:

+ Stockholder Rights--Our investment manager generally votes against proposals that restrict stockholder rights.

+ Corporate Governance--Our investment manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

+ Anti-Takeover Matters--Our investment manager generally votes for proposals that require stockholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for stockholder ratification. Our investment manager generally votes for fair price proposals.

+ Routine Matters--Our investment manager generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

+ Outside Directorships--Our investment manager generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. Our investment manager generally votes against proposals that require a company to appoint a chairman who is an independent director.

+ Compensation Matters--Our investment manager generally votes for executive cash compensation proposals, unless they are unreasonably excessive. Our investment manager generally votes against stock option plans that do not meet the investment manager's criteria.

The general provisions described above do not apply to investment companies. Our investment manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which our investment manager or any of its affiliates serve as investment adviser or principal underwriter ("affiliated investment companies"). Our investment manager votes affiliated investment company proxies in the same proportion as the vote of the investment company's other stockholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act.

Although the Guidelines set forth our investment manager's general voting positions on various proposals, our investment manager may, consistent with our best interest, determine under some circumstances to vote contrary to those positions.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

The Guidelines on a particular issue may or may not reflect the view of individual members of our board of directors, or of a majority of our board of directors. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which our investment manager or any of its affiliates serve as investment adviser or sponsor.

Our investment manager may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which our investment manager resolves conflicts of interest. To resolve conflicts, our investment manager, under normal circumstances, votes proxies in accordance with its Guidelines. If our investment manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by our investment manager will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the investment manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, our investment manager may not be able to vote proxies, or may find that the expected costs associated with voting outweigh the economic benefits. For example, our investment manager may not vote proxies on certain foreign securities due to local restrictions or customs. Our investment manager generally does not vote proxies on securities subject to share blocking restrictions.

Information on how we voted proxies relating to our portfolio securities in the 12 month period ended June 30, 2005 is available on our website, www.germanyfund.com, and on the SEC's website, www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Control persons and principal holders of securities

As of December 14, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of our outstanding common stock.

As of December 14, 2005, all directors and executive officers as a group (15 persons) owned approximately 14,020 shares of our common stock, which constitutes less than 1% of our outstanding common stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment advisory and other services

INVESTMENT ADVISER AND INVESTMENT MANAGER

We entered into a management agreement with DIMA's predecessor and an investment advisory agreement with DeAMI (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. Our board of directors approved a transfer of the management agreement to DIMA on July 12, 2004, which became effective September 1, 2004 and did not involve any change in control or actual management of the investment manager. Both agreements continue in effect for successive twelve-month periods from their initial term, but only if the agreements are approved for continuance annually by our board of directors in accordance with the requirements of the Investment Company Act. Our board of directors last voted to continue both the management agreement and the investment advisory agreement on July 17, 2005. Both agreements are terminable without penalty by vote of a majority of our board of directors or by a vote of the holders of a majority of our outstanding common stock, or by DIMA or DeAMI, as the case may be, at any time upon not less than sixty days' written notice to the other party. Since neither DIMA nor DeAMI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement. Both DIMA and DeAMI are wholly owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution.

Pursuant to the management agreement, DIMA is our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by the investment adviser, determines which securities are suitable securities for our investment. DIMA (i) handles our relationships with our stockholders, including stockholder inquiries, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DIMA also provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by our custodian or transfer and dividend-paying agent. In addition, DIMA (i) determines and publishes our net asset value in accordance with our policy as adopted from time to time by our board of directors, (ii) establishes our operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid by us to our stockholders, (iv) provides our board of directors with financial analyses and reports necessary for our board to fulfill its fiduciary responsibilities, (v) maintains our books and records required under the Investment Company Act (other than those being maintained by our custodian and transfer and dividend-paying agent and registrar, as to which DIMA oversees such maintenance), (vi) prepares our United States federal, state and local income tax returns, (vii) prepares financial information for our proxy statements and quarterly and annual reports to stockholders and (viii) prepares our reports to the SEC.

We pay DIMA a management fee, computed weekly and payable monthly, at an annual rate of 0.65% of our average weekly net assets up to $100,000,000 and 0.55% of such assets in excess of $100,000,000. During the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, we paid DIMA a management fee of $2,046,762, $1,383,100 and $911,794, respectively.

Pursuant to our investment advisory agreement, DeAMI, in accordance with our investment objective, policies and restrictions, makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf.

We pay DeAMI an investment advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of such assets in excess of

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B- 18
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INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

$100 million. During the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, we paid DeAMI an investment advisory fee of $985,229, $683,227 and $469,148, respectively.

Both the management agreement and the investment advisory agreement provide that DIMA and DeAMI, respectively, are responsible for all expenses of all employees and overhead incurred by them in connection with their duties under their respective agreements. DIMA pays all salaries and fees of our directors and officers who are "interested persons" under the Investment Company Act. An "interested person" is a director who is not independent under the specific requirements of the Investment Company Act. We bear all of our own expenses, including those expenses described in "Our Management" on page 35 of the prospectus.

FACTORS CONSIDERED IN CONTINUANCE

The directors unanimously approved the continuance of the management agreement between us and DIMA and the investment advisory agreement between us and DeAMI (together called the "agreements") at a meeting held on July 17, 2005.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

 1. information comparing our performance to other investment companies with similar investment objectives and to an index;

 2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

 3. payments received by DIMA and DeAMI from all sources in respect us and all investment companies in the Deutsche/Scudder family of funds;

 4. the costs borne by, and profitability of, DIMA and Investment Adviser and their affiliates in providing services to us and to all investment companies in the Deutsche/Scudder family of funds;

 5. comparative fee and expense data for us and other investment companies with similar investment objectives;

 6. the extent to which economies of scale would be realized as we grow and whether fee levels reflect these economies of scale for the benefit of investors;

 7. DIMA's and DeAMI's policies and practices regarding allocation of our portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

 8. our portfolio turnover rates compared to those of other investment companies with similar investment objectives;

 9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with us;

10. the professional experience and qualifications of our portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to us gained from their experience as directors of the European Equity Fund and,

--------------------------------------------------------------------------------
                                                                           B- 19
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INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

where relevant, the New Germany Fund and other Deutsche/Scudder funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to us.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between us and DIMA, as provided in the management agreement, and between us and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for us, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY DIMA AND DEAMI
The directors noted that, under the management agreement, DIMA acts as our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by us. Under the investment advisory agreement, DeAMI, in accordance with our investment objectives, policies and limitations, makes recommendations with respect to our investments and, upon instructions given by DIMA as to suitable securities for investment by us, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf. Under the management agreement, DIMA also handles our relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides our directors with relevant reports, prepares our tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of our expenses and maintains books and records. DIMA also provides us with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of our directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and our compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for us. The quality of administrative and other services, including DIMA's role in coordinating the activities of our other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to us under the agreements.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO DIMA AND DEAMI
At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 DIMA and DeAMI revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for us, and formalized this change in their policies in 2004. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services. The directors also noted that in 2004 DIMA and DeAMI revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for us or other Deutsche/Scudder funds.

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from its relationship with us were not excessive.

INVESTMENT RESULTS
In addition to the information received by the directors for the meeting, the directors receive detailed performance information for us at each regular board meeting during the year. The directors reviewed information showing our performance compared to that of other European Closed End Funds compiled by Lipper, plus three other equity oriented closed end country funds managed by affiliates of DIMA and DeAMI (a total of 12 funds, including us). The directors also reviewed information showing performance of our benchmark index, currently a blend of 45% CECE index of 26 Central European stocks, 45% RTX index of 8 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

The comparative information showed that we ranked in the top half for the one-, three-, five- and 10-year periods ended March 31, 2005. Our results were significantly positive in absolute terms, and exceeded our benchmark in 2003 and 2004. We exceeded our benchmark in two of the five years 1998-2002. (Comparisons prior to 1998 are not meaningful because until then we had a purely German focus.) We also exceeded our benchmark in each of the first two quarters of 2005. Taking into account these comparisons and the other factors considered, including the excellent performance since our increased emphasis on Russian investments that began in mid-2003, the directors concluded that our investment results over time were satisfactory.

MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER EXPENSES
The directors considered the management and investment advisory fee rates paid by us to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. Our peer group consisted of the 12 closed end country funds described above in "Investment Results." The information showed that our current effective management fee rate of 0.884% was the lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that our effective fee rate reflects the effect of breakpoints.

The directors also considered our total expense ratio in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for us potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to us by others.

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

The directors also noted that our expense ratio was the third lowest of the peer group. DIMA explained that this difference was principally the result of our relatively low management and investment advisory fee and our relatively large asset base. The directors concluded that our expense ratio was highly satisfactory.

ECONOMIES OF SCALE
The directors noted that our management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that our breakpoint arrangements were acceptable under our circumstances.

PORTFOLIO MANAGERS

The Fund has been advised that the investment manager seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the investment manager uses a "Performance Management Process." Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the investment manager considers a number of quantitative and qualitative factors such as:

+ Scudder Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used by the Fund as described in the prospectus) and the appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

+ Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the investment manager assesses compliance, risk management and teamwork skills.

+ Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the investment manager, are part of a

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

   discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the investment manager analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e., those funds advised by investment manager or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the most recent practicable date.

                                                       DOLLAR RANGE OF   DOLLAR RANGE OF ALL INVESTMENT
                                                           FUND SHARES             MANAGER OR AFFILIATE
NAME OF PORTFOLIO MANAGER                                        OWNED                FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------
Sandra M. Schaufler................................                 $0                               $0
Steffen Gruschka...................................                 $0                               $0
Robert Kalin.......................................                 $0                               $0
Sylwia Szczepek....................................                 $0                               $0

CONFLICTS OF INTEREST
In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the investment manager or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the most recent practicable date.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED

                                                                              NUMBER OF
                                         NUMBER OF   TOTAL ASSETS OF         INVESTMENT   TOTAL ASSETS OF
                                        REGISTERED        REGISTERED   COMPANY ACCOUNTS      PERFORMANCE-
                                        INVESTMENT        INVESTMENT   WITH PERFORMANCE         BASED FEE
NAME OF PORTFOLIO MANAGER                COMPANIES         COMPANIES          BASED FEE          ACCOUNTS
---------------------------------------------------------------------------------------------------------
Sandra M. Schaufler...................          2     $  414,148,622                  0                $0
Steffen Gruschka......................          0     $            0                  0                $0
Robert Kalin..........................          0     $            0                  0                $0
Sylwia Szczepek.......................          0     $            0                  0                $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                                       NUMBER OF POOLED
                                       NUMBER OF   TOTAL ASSETS OF   INVESTMENT VEHICLE   TOTAL ASSETS OF
                                          POOLED            POOLED        ACCOUNTS WITH      PERFORMANCE-
                                      INVESTMENT        INVESTMENT         PERFORMANCE-         BASED FEE
NAME OF PORTFOLIO MANAGER               VEHICLES          VEHICLES            BASED FEE          ACCOUNTS
---------------------------------------------------------------------------------------------------------
Sandra M. Schaufler.................           0    $            0                    0    $            0
Steffen Gruschka....................           2    $  930,305,040                    1    $  261,790,495
Robert Kalin........................           1    $  429,006,910                    1    $  429,006,810
Sylwia Szczepek.....................           3    $  327,182,901                    1    $   19,084,459

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                                                                           B- 23

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

OTHER ACCOUNTS MANAGED:

                                                                          NUMBER OF OTHER   TOTAL ASSETS OF
                                                                            ACCOUNTS WITH      PERFORMANCE-
                                            NUMBER OF   TOTAL ASSETS OF      PERFORMANCE-         BASED FEE
NAME OF PORTFOLIO MANAGER              OTHER ACCOUNTS    OTHER ACCOUNTS         BASED FEE          ACCOUNTS
-----------------------------------------------------------------------------------------------------------
Sandra M. Schaufler..................               0               $0                  0                $0
Steffen Gruschka.....................               0               $0                  0                $0
Robert Kalin.........................               0               $0                  0                $0
Sylwia Szczepek......................               0               $0                  0                $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The investment manager has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the investment manager, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the investment manager may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the investment manager. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the investment manager to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the investment manager in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The investment manager attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where the investment manager has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The investment manager will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the investment manager has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The investment manager is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the investment manager is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the investment manager's advisory clients. The has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Brokerage allocation and other practices

The primary objective in placing orders for the purchase and sale of securities for the our portfolio is to obtain best price together with efficient execution, taking into account such factors as commission, size of order, difficulty of execution and skill required of the broker. Brokerage commission rates in Central Europe and Russia for transactions executed on the exchanges may be discounted for certain large domestic and foreign investors such as us. Off-board transactions outside of the exchanges' regular business hours are executed on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Subject to best price together with efficient execution, orders for brokerage transactions may be placed with Deutsche Bank AG or any of its affiliates. Our policy requires that commissions paid to Deutsche Bank AG or any of its affiliates be reasonable and fair compared with commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

During our fiscal year ended October 31, 2003, we incurred brokerage commissions amounting in the aggregate to $162,271. During such period, we paid brokerage commissions to Deutsche Bank AG or its affiliates amounting to $5,665, which constituted 3.49% of our aggregate brokerage commissions, respectively. We did not pay Deutsche Bank AG or its affiliates any brokerage commissions during the fiscal years ended October 31, 2004 and October 31, 2005.

At each board meeting, our board of directors reviews the commissions paid by us to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits we receive. They have determined that the aforementioned commissions were at the best rate available for institutions such as ours.

Subject to best price together with efficient execution, orders are placed with brokers and dealers who supply research, market and statistical information ("research" as defined in Section 28(e) of the Exchange Act) to us, our investment manager and investment adviser. Our commissions to such brokers may not represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. The research may be used by our investment manager and investment adviser in advising other clients. Conversely, the information provided to our investment manager and investment adviser by brokers and dealers through whom their other clients effect securities transactions may be useful to them in providing services to us. Although research from brokers and dealers may be useful to our investment manager and investment adviser, it is only supplementary to their own efforts. For our fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, transactions in our portfolio securities with associated brokerage commissions of approximately $497,530, $406,166 and $162,271, respectively, were allocated to persons or firms supplying research to us, our investment manager or our investment adviser.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial statements

The required financial statements are included in our 2005 Annual Report, and are incorporated by reference into this SAI. These statements in our 2005 Annual Report include: Schedule of Investments as of October 31, 2005; Statement of Assets and Liabilities as of October 31, 2005; Statement of Operations for the fiscal year ended October 31, 2005; Statements of Changes in Net Assets for the fiscal years ended October 31, 2005 and October 31, 2004; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2005, 2004, 2003, 2002 and 2001. A copy of our 2005 Annual Report is available on the SEC's website at http://www.sec.gov. A copy may also be obtained without charge upon written or oral request from Georgeson Shareholder Communications Inc., our information agent, at 17 State Street, New York, New York 10004 or 1-800-221-4215.

--------------------------------------------------------------------------------

(DEUTSCHE ASSET MANAGEMENT LOGO)                                      (CEE LOGO)

                        Highlights of the Rights Offering

INCREMENTAL PROCEEDS MAY REDUCE THE FUND'S EXPENSE RATIO AND ENHANCE SHARE LIQUIDITY

Proceeds from a well-subscribed Rights Offering may result in a modest reduction of the Fund's expense ratio as a proportion of average net assets because the Fund's fixed costs will be spread over a larger asset base and the Fund's management and advisory fees on the proceeds will be assessed at a reduced rate due to breakpoints in the fee schedules of DIMA and DeAMI.


EXPERIENCED INVESTMENT MANAGER AND INVESTMENT ADVISER

Deutsche Investment Management Americas Inc. is the Fund's investment manager. Deutsche Asset Management International GmbH is the Fund's investment adviser responsible for making recommendations to the investment manager. DIMA and DeAMI are subsidiaries of Deutsche Bank AG, one of the world's largest banks in terms of assets. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management has approximately $724 billion of assets under management on behalf of retail and institutional clients.

From offices in London, Frankfurt and Warsaw, the DeAMI team is responsible for synthesizing regional and industry sector research based on its own analysis as well as the global economic and equity research resources of Deutsche Bank AG and Deutsche Asset Management. In selecting Central Europe and Russian equity securities for the Fund's portfolio, DeAMI utilizes a bottom-up fundamental approach to equity analysis combined with a top-down macroeconomic and sector allocation approach.

CAN I SUBSCRIBE FOR MORE SHARES THAN MY RIGHTS ENTITLE ME TO PURCHASE?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. The Over-Subscription Privilege makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro rata basis among those Record Date Stockholders who take advantage of the Over-Subscription Privilege based on the number of Rights originally issued to such Record Date Stockholders by the Fund. If you are not a Record Date Stockholder, you are not entitled to participate in the Over-Subscription Privilege.

HOW CAN I EXERCISE MY RIGHTS?

To exercise your Rights, contact your broker, custodian or trust officer, who can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the subscription certificate mailed to you and deliver it to the subscription agent, together with your payment, at one of the locations indicated on the subscription certificate or in the attached prospectus. For more information, contact the Fund's Information Agent, Georgeson Shareholder Communications Inc., at 1-800-221-4215.

MAY I SELL MY RIGHTS?

Yes. The Rights will be traded on the NYSE under the symbol "CEE.RT." Contact your broker, custodian or trust officer, who can arrange for the sale of rights on your behalf.* If you do not have a broker, custodian or trust officer, indicate your instructions on the subscription certificate and deliver it to the subscription agent. The Rights are expected to trade on the NYSE through January 19, 2006 (one business day prior to the expiration of the offer, unless extended). The Fund cannot assure Record Date Stockholders that a market for the Rights will develop or that any minimum sale price can be obtained.

THE CENTRAL EUROPE AND RUSSIA FUND, INC. -- OVERVIEW

The Central Europe and Russia Fund, Inc., incorporated in Maryland on February 6, 1990 and registered under the Investment Company Act of 1940, is a non-diversified, closed-end management investment company with approximately $432 million in net assets as of October 31, 2005. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the securities of issuers domiciled in Central Europe or Russia. In selecting industries and companies for investments, the Fund's investment manager and the investment adviser generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.

ALLOCATION BY COUNTRY -- OCTOBER 31, 2005


                                  (PIE CHART)


Cyprus                          1%
Netherlands                     2%
Austria                         3%
Czech Republic                  6%
Hungary                         9%
Turkey                         13%
Poland                         16%
Russia                         50%

Source:     Company


                      TOTAL RETURNS AS OF NOVEMBER 30, 2005

                                  (BAR CHART)

                                              Annualized
                                              ----------
                        YTD    1-Year  3-Years  5-Years  10-Years
                        ---    ------  -------  -------  --------
Market Price            54.6    64.6     43.9     31.9     15.5

NAV                     47.7    57.0     44.0     28.6     14.3


Source:      Company

* The sale of Rights through your broker, custodian or trust officer may incur traditional commissions payable by the seller

     For more information, call the Information Agent, Georgeson Shareholder
                     Communications Inc., at 1-800-221-4215

                          (NOT PART OF THE PROSPECTUS)

(DEUTSCHE ASSET MANAGEMENT LOGO)                                      (CEE LOGO)


The Central Europe and Russia Fund, Inc.


PLEASE READ THE ATTACHED PROSPECTUS FOR MORE INFORMATION

Investors should consider the Fund's investment objective, risks, and charges and expenses before investing. The attached prospectus contains this and other information about the Fund, including risk factors of the Rights Offering. The attached prospectus should be read carefully before investing. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the attached prospectus.

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Central European countries are in varying stages of transition towards becoming pluralistic multi-party democracies with market-oriented economies based on private and entrepreneurial initiatives. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European and Russian issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. Less developed markets involve higher levels of risks and are subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets. See "Risk Factors" in the attached prospectus for more information.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering. In addition, because the subscription price per share will be less than the then current net asset value per share, the completion of this Rights Offering will result in an immediate dilution of the net asset value per share for all existing stockholders. The Fund cannot state precisely the amount of this dilution at this time because the Fund does not know what the net asset value per share will be on the Expiration Date or what proportion of the shares will be subscribed. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights.

                                 DEALER MANAGER

                                   (UBS LOGO)

                                INFORMATION AGENT
                    Georgeson Shareholder Communications Inc.
                                 1-800-221-4215

    For more information, call the Information Agent, Georgeson Shareholder
                     Communications Inc., at 1-800-221-4215

                          (NOT PART OF THE PROSPECTUS)